SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 June 24, 1999


ACE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB1)

                              ACE Securities Corp.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   333-56213                   56-2088493
---------------------------        -----------             ------------------
State or Other Jurisdiction        (Commission              (I.R.S. Employer
     Of Incorporation)             File Number)             Identification No.)



    6525 Morrison Boulevard
           Suite 318
   Charlotte, North Carolina                                        28211
-------------------------------                                  ----------
(Address of Principal Executive                                  (Zip Code)
           Offices)


       Registrant's telephone number, including area code: (704) 365-0569

                                   No Change
             ----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------
         The Registrant registered issuances of ACE Securities Corp. Home Equity Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-56213) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $220,395,554 in aggregate principal amount of Class A1, Class A2 and Class B Certificates of its ACE Securities Corp. Home Equity Loan Trust 1999-LB1 Home Equity Loan Pass-Through Certificates on June 29, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 24, 1999, as supplemented by the Prospectus Supplement dated June 24, 1999 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 1999, among ACE Securities Corp., as depositor (the "Depositor"), Long Beach Mortgage Company, as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2 and Class B. The Certificates evidence beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $220,395,554 as of June 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  1.1 Underwriting Agreement, dated June 24, 1999, between ACE Securities Corp. and Deutsche Bank Securities Inc.

                  1.2 Terms Agreement, dated June 24, 1999, between ACE Securities Corp. and Deutsche Bank Securities Inc.

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, among ACE Securities Corp., as Depositor, Long Beach Mortgage Company, as Servicer, and The Bank of New York, as Trustee.

                  4.2 Insurance Agreement, dated as of June 1, 1999, among MBIA Insurance Corporation, as Insurer, Long Beach Mortgage Company, as Originator and Servicer, German American Capital Corporation, as Seller, ACE Securities Corp., as Depositor, and The Bank of New York, as Trustee.

                  99.1 Partial Assignment Agreement, dated June 22, 1999, among Deutsche Bank AG, German American Capital Corporation and The Bank of New York, relating to the interest rate cap agreement having an original trade date of May 17, 1999 between German American Capital Corporation and Deutsche Bank AG.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACE SECURITIES CORP.



                                           By:  /s/ Juliana Johnson

-------------------------------
                                                 Name:  Juliana Johnson
                                                 Title:  Vice President



Dated:  July 13, 1999

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                   Description                                                Page No.
----------                    -----------                                                --------


1.1                Underwriting Agreement, dated June 24, 1999, between ACE
                   Securities Corp. and Deutsche Bank Securities Inc.

1.2                Terms Agreement, dated June 24, 1999, between ACE Securities
                   Corp. and Deutsche Bank Securities Inc.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, among ACE Securities Corp., as Depositor, Long Beach
                   Mortgage Company, as Servicer, and The Bank of New York, as
                   Trustee.

4.2                Insurance Agreement, dated as of June 1, 1999, among MBIA
                   Insurance Corporation, as Insurer, Long Beach Mortgage
                   Company, as Originator and Servicer, German American Capital
                   Corporation, as Seller, ACE Securities Corp., as Depositor, and The Bank of New York, as Trustee.

99.1               Partial Assignment Agreement, dated June 22, 1999, among
                   Deutsche Bank AG, German American Capital Corporation and
                   The Bank of New York, relating to the interest rate cap agreement having an original trade date of May 17, 1999 between German American Capital Corporation and Deutsche
                   Bank AG.


                                                                   Exhibit 1.1



                                                                     EXECUTION

                             ACE SECURITIES CORP.

                            Asset Backed Securities

                            UNDERWRITING AGREEMENT

                                             June 24, 1999

DEUTSCHE BANK SECURITIES INC.
   Acting on behalf of itself and, if applicable, as the Representative of the several Underwriters named in Schedule 1 to the Terms Agreement (in either such capacity sometimes herein the "Representative")
31 West 52nd Street
New York, New York 10019

Ladies and Gentlemen:

     Section 1. Introductory. ACE Securities Corp., a Delaware corporation (the "Depositor"), proposes, subject to the terms and conditions stated herein, to sell its Asset Backed Notes (the "Notes") and Asset Backed Certificates (the "Certificates" and together with the Notes, the "Securities") from time to time in one or more series (each, a "Series"). Each Series, which may include one or more classes of Notes and/or one or more classes of Certificates, will be issued by a trust formed with respect to such Series (each, a "Trust"). Each Series of Certificates will represent a factional undivided interest in the related Trust. Each Series of Notes will represent indebtedness of the related Trust. The assets of the Trust (the "Trust Property") may include, among other things, one or more pools of various types of single family and/or multi-family mortgage loans (the "Mortgage Loans"), unsecured home improvement installment sales contracts and installment loans, manufactured housing installment sale contracts or installment loan agreements, beneficial interest therein, pass-through or participation certificates issued or guaranteed by the Government National Mortgage Association or Fannie Mae or the Federal Home Loan Mortgage Corporation, letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, currency or interest rate exchange agreements and other financial assets, and/or monies on deposit in one or more trust accounts.

     The Securities are more fully described in the Registration Statement (as defined herein). Each Series of Securities and any classes of Securities (each, a "Class") within such Series may vary as to, among other things, number and types of Classes, principal or notional amount, interest rate, the percentage interest, if any, evidenced by each Class in the payments of principal of and interest on, or with respect to, the Trust Property, priority of payment among Classes, credit enhancement with respect to the related Trust Property or Securities, the Classes of such Series subject to this Underwriting Agreement, and any other terms contemplated by the Terms Agreement (as defined herein) with respect to the Securities of such Series.

     Each offering of the Securities to which this Underwriting Agreement applies will be made pursuant to the Registration Statement through the Representative or through an underwriting syndicate managed by the Representative. Whenever the Depositor determines to form a Trust and to make such an offering of Securities of a Series, it will enter into an appropriate agreement (the "Terms Agreement"), a form of which is attached hereto as Exhibit A, providing for the sale of certain classes of such Securities to, and the purchase and offering thereof by, the Representative and such other underwriters, if any, as have authorized the Representative to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include the Representative, whether acting alone in the sale of such Securities, in which case any reference herein to the Representative shall be deemed to refer to the Representative in its individual capacity as Underwriter of the Securities, or as a member of an underwriting syndicate). Such Terms Agreement shall specify the undivided interest, principal or notional amount of each Class of the Securities to be issued, the Classes of Securities subject to this Underwriting Agreement, the price at which such Classes of Securities are to be purchased by the Underwriters from the Depositor and the initial public offering price or prices or the method by which the price or prices at which such Securities are to be sold will be determined.

     Each such offering of Securities as to which Deutsche Bank Securities Inc. is the sole underwriter or acts as the Representative of the several Underwriters will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement, and this Underwriting Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities.

     Section 2. Representations and Warranties. Each of German American Capital Corporation ("GACC") and the Depositor, as applicable, represents and warrants to, and agrees with, each Underwriter, as of the date of the related Terms Agreement, that:

     (a) The registration statement specified in the related Terms Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of the Securities, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act, the "Effective Date"), is hereinafter called the "Registration Statement," and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Securities of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such prospectus supplement (such prospectus supplement, including such incorporated documents, in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus" (except where the context requires otherwise). Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

     (b) The related Registration Statement, at the time it became effective, and the prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the date of the related Terms Agreement and on the related Closing Date (as defined herein), the Registration Statement, the Prospectus and the related Prospectus Supplement, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the Rules and Regulations; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Prospectus and Prospectus Supplement, on the date of any filing pursuant to Rule 424(b) and on the related Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that neither GACC nor the Depositor makes any representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for use in the preparation thereof as specified in the related Terms Agreement or (B) any ABS Filing (as defined herein), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

     (c) Each of GACC and the Depositor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with corporate power to own, lease and operate its property and conduct its business as it is currently conducted.

     (d) Each of GACC and the Depositor has, and will have, the requisite power to execute and deliver each of this Underwriting Agreement, each pooling and servicing agreement, to be entered into among the Depositor, the servicer specified therein (the "Servicer"), the trustee specified therein (the "P&S Trustee"), and, if applicable, GACC; each trust agreement, to be entered into between the Depositor and the trustee specified therein (the "Owner Trustee"); each indenture, to be entered into among the Trust and the trustee specified therein (the "Indenture Trustee" and together with the P&S Trustee and the Owner Trustee, the "Trustee"); each transfer and servicing agreement, transfer agreement or other document executed by either of them in connection with the issuance and sale of the related Securities (each of the above-referenced agreements, an "Agreement"), and Terms Agreement and to perform its obligations hereunder and thereunder.

     (e) Neither GACC nor the Depositor is aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, or (iii) any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (f) Each of the Agreements, Terms Agreements and this Underwriting Agreement has been, or will be, duly and validly authorized, executed and delivered by each of GACC and the Depositor, and each of the Agreements (as applicable), Terms Agreements and this Underwriting Agreement constitutes, or will constitute, the valid, legal and binding obligation of each of GACC and the Depositor, enforceable against each of GACC and the Depositor in accordance with its terms.

     (g) The Securities of each Series conform, or will conform as of the related Closing Date, to the description thereof contained in the Registration Statement, the Prospectus, and the related Prospectus Supplement; and the Securities of such Series, on the related Closing Date, will have been duly and validly authorized and, when such Securities are duly and validly executed, issued and delivered in accordance with the related Agreement, and sold to the Underwriters as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of such Agreement.

     (h) As of the related Closing Date, the representations and warranties of each of GACC and the Depositor set forth in the related Agreement (as applicable) will be true and correct.

     (i) Neither the execution and delivery by GACC or the Depositor of any Agreement (as applicable), Terms Agreement or this Underwriting Agreement nor the consummation by GACC or the Depositor of the transactions contemplated herein or therein, nor the issuance of the Securities of a Series or the public offering thereof as contemplated in the Prospectus and the applicable Prospectus Supplement, will conflict in any material respect with or result in a material breach of, or constitute a material default (with notice or passage of time or both) under, or result in the imposition of any lien, pledge, charge, encumbrance, adverse claim or other security interest of any other person (collectively, "Liens") upon any of the property or assets of GACC or the Depositor (except as required or permitted pursuant thereto or hereto), pursuant to any material mortgage, indenture, loan agreement, contract or other instrument to which GACC or the Depositor is party or by which either of them is bound, nor will such action result in any violation of any provisions of any applicable law, administrative regulation or administrative or court decree, the certificate of incorporation or by-laws of GACC or the Depositor. Neither GACC nor the Depositor is in violation of its certificate of incorporation, in default in any material respect in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, trust agreement, transfer and servicing agreement or other instrument to which it is a party or by which it may be bound, or to which any material portion of its property or assets is subject.

     (j) No legal or governmental proceedings are pending to which GACC or the Depositor is a party or of which any property of GACC or the Depositor is the subject, which if determined adversely to GACC or the Depositor would, individually or in the aggregate, have a material adverse effect on the financial position, shareholders' equity or results of operations of GACC or the Depositor; and to the best of GACC's or the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (k) Since the date as of which information is given in the Registration Statement, there has not been any material adverse change in the business or net worth of GACC or the Depositor.

     (l) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Underwriting Agreement, the related Terms Agreement or the related Agreement and the execution, delivery and sale of the Securities have been or will be paid at or prior to the related Closing Date.

     (m) No consent, approval, authorization or order of, or registration, filing or declaration with, any court or governmental agency or body is required, or will be required, in connection with (i) the execution and delivery by GACC or the Depositor of any Agreement (as applicable), Terms Agreement or this Underwriting Agreement or the performance by GACC or the Depositor of any Agreement (as applicable), Terms Agreement or this Underwriting Agreement or (ii) the offer, sale or delivery of the Securities of any Series, except such as shall have been obtained or made, as the case may be, or will be obtained or made, as the case may be, prior to the applicable Closing Date, or will not materially adversely affect the ability of GACC or the Depositor to perform its obligations under any Agreement (as applicable), Terms Agreement or this Underwriting Agreement.

     (n) Each of GACC and the Depositor possesses, and will possess, all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus and Prospectus Supplement, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Securities of any Series or the financial condition of GACC or the Depositor, and neither GACC nor the Depositor has received, nor will have received as of each Closing Date, any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of its business, operations or financial condition.

     (o) On the related Closing Date, (i) the Depositor will have good and marketable title to the related Mortgage Loans being transferred by it to the Trust pursuant thereto, free and clear of any Lien, except to the extent permitted in the applicable Agreement, (ii) the Depositor will not have assigned to any person any of its right, title or interest in such Mortgage Loans or in the applicable Agreement, and (iii) the Depositor will have the power and authority to sell such Mortgage Loans to the Trust, and upon execution and delivery of the applicable Agreement by the Trustee and Servicer (as applicable), the Trust will have good and marketable title thereto, in each case free of Liens other than any Lien created by an Underwriter.

     (p) The properties and businesses of each of GACC and the Depositor conform, and will conform, in all material respects, to the descriptions thereof contained in the Prospectus and the Prospectus Supplements.

     Section 3. Purchase, Sale and Delivery of Securities. (a) On the basis of the representations, warranties and agreements contained in this Underwriting Agreement and in the Terms Agreement for a particular offering of Securities, but subject to the terms and conditions set forth in this Underwriting Agreement and subject to the execution of such Terms Agreement, the Depositor agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Depositor, the respective original principal amounts of the related Securities set forth in the related Terms Agreement opposite the name of such Underwriter, plus any additional original principal amount of Securities which such Underwriter may be obligated to purchase pursuant to Section 12 hereof, at the purchase price therefor set forth in such Terms Agreement.

     The parties hereto agree that settlement for all securities sold pursuant to this Underwriting Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Exchange Act.

     (b) Against payment of the purchase price specified in the applicable Terms Agreement in same day funds drawn to the order of the Depositor (or paid by such other manner as may be agreed upon by the Depositor and the Representative), the Depositor will deliver the related Securities of a Series to the Underwriters at the offices of Brown & Wood LLP, 815 Connecticut Avenue, N.W., Washington, D.C. 20006-4004, at such time as shall be specified in such Terms Agreement, or at such other place and time as the Representative and the Depositor shall agree upon, each such time being herein referred to as a "Closing Date." The Securities of each Series will initially be in definitive, fully registered form or will be maintained through the facilities of The Depository Trust Company, as indicated in the applicable Prospectus Supplement.

     (c) With respect to the purchase of Securities of a Series by the Underwriters, the Depositor and GACC hereby agree to pay each Underwriter the compensation, if any, specified in the related Terms Agreement.

     Section 4. Public Offering of Securities. It is understood by the parties hereto that, after the Registration Statement becomes effective, the Underwriters propose to offer the Securities for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     Section 5. Covenants of the Depositor. The Depositor covenants and agrees with each Underwriter:

     (a) That immediately following the execution of each Terms Agreement, the Depositor shall prepare a Prospectus Supplement setting forth the amount of Securities covered thereby and the terms thereof not otherwise specified in the Prospectus, the price at which such Securities are to be purchased by the Underwriters from the Depositor, either the initial public offering price or the method by which the price at which such Securities are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as the Representative and the Depositor deem appropriate in connection with the offering of such Securities; provided, however, that the Depositor shall make no amendment or supplement to the Registration Statement affecting or relating to any material extent to the Securities of a Series to which this Underwriting Agreement relates, and shall make no amendment or supplement to the Prospectus or the Prospectus Supplement without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same, and shall not file any such amendment or supplement to which the Representative shall reasonably object; and, provided further, that the Depositor shall advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or the Prospectus Supplement or any amended Prospectus or Prospectus Supplement has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Securities of a Series for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Prospectus Supplement or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any Prospectus or Prospectus Supplement relating to the Securities of a Series or suspending any such qualification, promptly shall use its best efforts to obtain its withdrawal.

     (b) That the Depositor shall cause any Computational Materials and any Structural Term Sheets (each as defined herein) with respect to the Securities of a Series that are delivered by an Underwriter to the Depositor pursuant to
Section 10 to be filed with the Commission on a Current Report on Form 8-K (an "ABS Filing") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Depositor by an Underwriter prior to 1:00 p.m. New York time and (ii) the date on which the related Prospectus Supplement is first made available to the public. The Depositor shall cause any Collateral Term Sheet with respect to the Securities of a Series that is delivered by the Representative to the Depositor in accordance with the provisions of Section 11 to be filed with the Commission on an ABS Filing pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Depositor by the Representative. Each such ABS Filing shall be incorporated by reference in the related Prospectus and the related Registration Statement.

     (c) To furnish to each Underwriter copies of the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus, Prospectus Supplement, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as such Underwriter may from time to time reasonably request; and, if the delivery of a Prospectus or Prospectus Supplement shall be at the time required by law in connection with sales of the Securities of a Series and either (i) any event shall have occurred as a result of which the Prospectus or Prospectus Supplement would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or Prospectus Supplement, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus or Prospectus Supplement which will correct such statement or omission or effect such compliance, or if it is necessary at any time to amend or supplement the Prospectus or Prospectus Supplement to comply with the Act or the Rules and Regulations, the Depositor will promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance; provided, however, that the Depositor will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or Structural Term Sheets that are furnished to the Depositor by the Underwriters pursuant to
Section 10(c) hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Depositor by the Underwriters pursuant to
Section 11(c) hereof which are required to be filed in accordance therewith.

     (d) So long as any of the Securities of a Series are outstanding, to furnish each Underwriter copies of all reports or other communications (financial or other) furnished to holders of such Securities, and to deliver to the Underwriters during such same period (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission and (ii) such additional information concerning the business and financial condition of the Depositor as such Underwriter may from time to time reasonably request.

     (e) Promptly from time to time to take such action as the Representative may reasonably request in order to qualify the Securities of a Series for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Securities; provided, that in connection therewith the Depositor shall not be required to qualify as a foreign corporation to do business or to file a general consent to service of process in any jurisdiction.

     (f) To pay all expenses (other than fees of counsel for the Underwriters, except as provided herein) incident to the performance of the obligations under this Underwriting Agreement and the related Terms Agreement, including:

          (i) the word processing, printing and filing of the Registration Statement as originally filed and of each amendment thereto;

          (ii) the reproduction of this Underwriting Agreement and the related Terms Agreement;

          (iii) the preparation, printing, issuance and delivery of the Securities of each Series to the Underwriters;

          (iv) the fees and disbursements of counsel and accountants for the Depositor;

          (v) the qualification of the Securities of a Series under securities laws in accordance with the provisions of Section 5(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey;

          (vi) if requested by the Representative, the determination of the eligibility of the Securities for investment and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Legal Investment Memorandum;

          (vii) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectus and Prospectus Supplement and any amendments or supplements thereto;

          (viii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and, if requested by the Representative, the Legal Investment Memorandum, if any;

          (ix) the fees of any rating agency rating the Securities of a Series; and

          (x) the fees and expenses of each Trustee and Servicer and their counsel.

     (g) To file or cause to be filed with the Commission all reports required to be filed with respect to each Series pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     (h) So long as the Securities of a Series are outstanding, or until such time as each Underwriter shall cease to maintain a secondary market in such Securities, whichever occurs first, to deliver to each Underwriter all statements and reports furnished to the related Trustee or Servicer pursuant the applicable Agreement, as soon as such statements and reports are furnished to such Trustee or Servicer.

     (i) From and after the related Closing Date, not to take any action inconsistent with the related Trust's ownership of the related Mortgage Loans other than as permitted by the applicable Agreement.

     (j) To the extent, if any, that the rating provided with respect to any Class of Securities of a Series by a rating agency or agencies that initially rate such Securities is conditional upon the furnishing of documents or the taking of any other actions by the Depositor, to furnish such documents and take any such other actions.

     (k) That during the period when a prospectus is required by law to be delivered in connection with the sale of the Securities of a Series pursuant to this Underwriting Agreement and the related Terms Agreement, the Depositor will file, or cause the related Trustee to file on behalf of the related Trust, on a timely and complete basis, all documents that are required to be filed by such Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

     Section 6. Conditions Precedent to the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Securities of a Series is subject to the accuracy of the representations and warranties on the part of GACC and the Depositor herein and in the related Terms Agreement as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of officers of GACC and the Depositor made pursuant to the provisions hereof and thereof, to the performance by each of GACC and the Depositor of its obligations hereunder and thereunder and to the following additional conditions precedent:

     (a) The Registration Statement shall have become effective not later than 4:00 p.m., New York time, on the day following the date of this Underwriting Agreement or such later date as shall have been consented to by the Representative; and prior to the related Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of GACC or the Depositor, shall be contemplated by the Commission. If the Depositor has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities of a Series and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the related Closing Date the Depositor shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

     (b) Each of GACC and the Depositor shall have delivered on or before the related Closing Date to the Representative a certificate, dated as of such Closing Date, signed by its president, a senior vice president or a vice president to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, each related Agreement and this Underwriting Agreement and related Terms Agreement and that:

          (i) to the best of such officer's knowledge, the representations and warranties of GACC and/or the Depositor, as the case may be, in this Underwriting Agreement and the related Terms Agreement are true and correct in all material respects at and as of such Closing Date with the same effect as if made on such Closing Date;

          (ii) each of GACC and the Depositor has, as the case may be, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

          (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or to GACC's or the Depositor's knowledge, threatened as of such Closing Date; and

          (iv) nothing has come to such person's attention that would lead such person to believe that the Prospectus as amended and supplemented as of such Closing Date contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Since the respective dates as of which information is given in the Prospectus and Prospectus Supplement, there shall not have occurred any material adverse change or any development involving a prospective material adverse change in or affecting particularly the business or assets of the related Trust, the Depositor or GACC or any material adverse change in the financial position or results or operations of such Trust, the Depositor or GACC otherwise than as set forth or contemplated in the Prospectus and Prospectus Supplement, which in any such case makes it impracticable or inadvisable in the Representative's judgment to proceed with the public offering or the delivery of the related Securities on the terms and in the manner contemplated in the related Terms Agreement and Prospectus and Prospectus Supplement.

     (d) Subsequent to the execution and delivery of a Terms Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business, financial condition or properties of GACC or the Depositor which, in the Representative's judgment, materially impairs the investment quality of the related Securities, (ii) any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market such Securities or to enforce contracts for the sale of such Securities, (iii) the suspension of trading generally by either the American Stock Exchange or the New York Stock Exchange, or the establishment of minimum or maximum prices or ranges of prices, by either of such exchanges or by order of the Commission or any other governmental authority, or any banking moratorium declared by federal or New York authorities or (iv) any event that would constitute a default under such Terms Agreement or this Underwriting Agreement or default in the performance of GACC's or the Depositor's obligations under any related Agreement or which, with the passage of time or the giving of notice or both, would constitute such default.

     (e) The Representative shall have received from counsel (who shall be satisfactory to the Representative) for GACC and the Depositor, an opinion, dated the related Closing Date, addressed to the Underwriters and satisfactory in form and substance to the Representative and to counsel to the Underwriters, with respect to such matters as the Representative shall reasonably request.

     (f) The Representative shall have received from counsel (who shall be satisfactory to the Representative) for each Trustee, an opinion, dated the related Closing Date, addressed to the Underwriters and the Depositor and satisfactory in form and substance to the Representative and to counsel to the Underwriters.

     (g) The Representative shall have received from counsel (who shall be satisfactory to the Representative) for each Servicer, an opinion, dated the related Closing Date, addressed to the Underwriters and the Depositor and satisfactory in form and substance to the Representative and to counsel to the Underwriters.

     (h) Counsel to the Depositor shall have furnished to the Representative any opinions supplied to the rating agencies relating to certain matters with respect to the Securities of a Series, which opinions shall also be addressed to the Underwriters. Drafts of such opinions shall have been furnished to the Representative no later than five business days prior to the related Closing Date.

     (i) The Representative shall have received a letter, dated the related Closing Date and addressed to the Underwriters, from certified public accountants (who shall be satisfactory to the Representative), substantially in the form approved by the Representative and counsel to the Underwriters.

     (j) All documents incident to the Agreements, Terms Agreements and this Underwriting Agreement shall be reasonably satisfactory in form and substance to the Representative and counsel to the Underwriters; and all actions taken by the Depositor to authorize the offering and sale of the Securities of a Series shall be reasonably satisfactory in form and substance to the Representative and counsel to the Underwriters; and the Depositor shall furnish the Representative and counsel to the Underwriters with such other opinions, certificates, letters and documents as the Representative or counsel to the Underwriters shall reasonably request.

     (k) The Securities of the related Series shall have received the ratings specified in the related Terms Agreement.

     (l) On or prior to the related Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or possible downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded and originally requested by and paid for by or on behalf of the Depositor relating to any previously issued asset-backed securities of the Depositor by any "nationally recognized statistical rating organization" (as such terms is defined for purposes of the Exchange Act).

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement (with respect to the related Securities) and the related Terms Agreement may be terminated by the Representative by notice to the Depositor at any time at or prior to the related Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof.

     Section 7. Reimbursement of Underwriters' Expenses. If the sale of the Securities of a Series is not consummated by reason of any failure, refusal or inability on the part of GACC or the Depositor to perform any agreement on its part to be performed, or because any condition of the Underwriters' obligations hereunder required to be fulfilled shall not have been fulfilled (other than as a result of any breach or default by the Underwriters), GACC and the Depositor shall, jointly and severally, be obligated to reimburse the Underwriters for all out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. For purposes of the preceding sentence, the conditions in clauses (ii) and (iii) of Section 6(d) shall not be conditions required to be fulfilled by either GACC or the Depositor.

     Section 8. Indemnification and Contribution. (a) Each of GACC and the Depositor shall, jointly and severally, indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of
Section 15 of the Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of GACC and the Depositor (which consent shall not be unreasonably withheld); and

          (iii) against any and all expense whatsoever (including, subject to Section 8(c) hereof, the reasonable fees and disbursements of counsel chosen by the Representative) incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this Section 8 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made (A) in reliance upon and in conformity with written information furnished to the Depositor by the Representative expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and set forth in the Prospectus and in the Prospectus Supplement, in each case as specified in the related Terms Agreement, or (B) in any ABS Filing or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) from an error (a "Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Depositor to the Underwriter in writing or by electronic transmission that was used in the preparation of any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such ABS Filing (or amendment or supplement thereof).

     (b) Each Underwriter severally agrees to indemnify and hold harmless GACC and the Depositor, each of their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Depositor or GACC, respectively, within the meaning of
Section 15 of the Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 8, as incurred, but only with respect to (i) untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Depositor through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in each case as specified in the related Terms Agreement, or (ii) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Depositor by such Underwriter through the Representative pursuant to Section 10 or Section 11, or directly by such Underwriter, to the extent that such materials were delivered to investors by such Underwriter, and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Pool Error).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this Section 8. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     Section 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Depositor and GACC, jointly and severally, on the one hand, and the Underwriters (as applicable), on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said
Section 8 incurred by the Depositor, GACC and one or more Underwriters, as incurred, in such proportions that each applicable Underwriter is responsible for that portion represented by the percentage that the underwriting discount received by it bears to the initial public offering price of the related Series of Securities, and the Depositor and GACC shall be jointly and severally responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the other provisions of this Section 9, an Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which such Securities were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter and each officer of the Depositor or GACC who signed the Registration Statement, and each person, if any, who controls the Depositor or GACC within the meaning of
Section 15 of the Act shall have the same rights to contribution as the Depositor and GACC.

     Section 10. Computational Materials and Structural Term Sheets. (a) Not later than 5 p.m., New York time, on the business day before the date on which the applicable ABS Filing relating to the Securities of a Series is required to be filed by the Depositor with the Commission pursuant to Section 5(b) hereof, the Representative shall deliver to the Depositor a complete copy of all materials provided by the Underwriters to prospective investors in such Securities that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letters (such materials being the "Computational Materials") and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"); prior to such delivery by the Representative to the Depositor of such materials, the Representative shall notify, or cause to be notified, the Depositor or its counsel by telephone of its intention to deliver such materials and the approximate date on which such delivery of such materials is expected to occur.

     (b) Each Underwriter represents and warrants to and agrees with the Depositor, as of the date of the related Terms Agreement and as of the related Closing Date, that:

          (i) the Computational Materials furnished to the Depositor pursuant to Section 10(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission with respect to the related Securities in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters; and

          (ii) the Structural Term Sheets furnished to the Depositor pursuant to Section 10(a) constitute all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Securities in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter.

     (c) If, at any time when a prospectus relating to the Securities of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus and Prospectus Supplement as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by the Underwriters pursuant to this Section 10 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any ABS Filing relating to any Computational Materials or Structural Term Sheets to comply with the Act or the Rules and Regulations, the Representative promptly will prepare and furnish to the Depositor for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance.

     Section 11. Collateral Term Sheets. (a) Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets" and together with Structural Term Sheets, referred to herein as "ABS Term Sheets"), to a prospective investor in Securities of a Series, the Representative shall, in order to facilitate the timely filing of such material with the Commission, notify the Depositor and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 2 p.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in such Securities, the Representative shall deliver to the Depositor a complete copy of all materials provided by the Underwriters to prospective investors in the Securities that constitute "Collateral Term Sheets." At the time of each such delivery, the Representative shall indicate in writing that the materials being delivered constitute Collateral Term Sheets.

     (b) Each Underwriter represents and warrants to and agrees with the Depositor as of the date of the related Terms Agreement and as of the related Closing Date, that the Collateral Term Sheets furnished to the Depositor pursuant to Section 11(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the Depositor that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Securities in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter.

     (c) If, at any time when a prospectus relating to the Securities of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus and Prospectus Supplement as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by the Underwriters pursuant to this Section 11 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any ABS Filing relating to any Collateral Term Sheets to comply with the Act or the Rules and Regulations, the Representative promptly will prepare and furnish to the Depositor for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance.

     Section 12. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail on a Closing Date to purchase the related Securities which it or they are obligated to purchase under this Underwriting Agreement and the applicable Terms Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth and under the applicable Terms Agreement; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the principal amount of Defaulted Securities does not exceed 10% of the principal amount of such Series of Securities to be purchased pursuant to such Terms Agreement, each of the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the principal amount of Defaulted Securities exceeds 10% of the principal amount of such Series of Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 12 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of the related Terms Agreement, either the Representative or the Depositor shall have the right to postpone the related Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, Prospectus or Prospectus Supplement or in any other documents or arrangements.

     Section 13. Termination. This Underwriting Agreement (with respect to the related Securities) and the related Terms Agreement shall be subject to termination in the absolute discretion of the Representative by notice given to GACC and the Depositor prior to delivery of and payment for all related Securities if prior to such time (i) trading in securities of the Depositor or any of its affiliates on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such exchange,
(ii) a banking moratorium shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impractical to market such Securities.

     Section 14. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of GACC, the Depositor or their respective officers and of the Representative set forth in or made pursuant to this Underwriting Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, GACC, the Depositor or any of their respective representatives, officers or directors of any controlling person, and will survive delivery of and payment for the related Securities.

     Section 15. Notices. All communications hereunder will be in writing and:

          (i) if sent to the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Representative at:

                           Deutsche Bank Securities Inc.
                           31 West 52nd Street
                           New York, New York 10019
                           Telephone:  (212) 469-5000
                           Facsimile:  (212) 469-5923;

                           with a copy to:

                           Brown & Wood LLP

                           815 Connecticut Avenue, Suite 701, N.W.
                           Washington, D.C. 20006-4004
                           Attention:  Edward E. Gainor
                           Telephone:  (202) 973-0600
                           Facsimile:  (202) 223-0485;

          (ii) if sent to the Depositor, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

                           ACE Securities Corp.
                           6525 Morrison Boulevard
                           Suite 318
                           Charlotte, North Carolina  28211
                           Attention:  Elizabeth Eldridge
                           Telephone:  (704) 365-0569
                           Facsimile:  (704) 365-1362;

          (iii) if sent to GACC, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

                           German American Capital Corporation
                           31 West 52nd Street
                           New York, New York  10019
                           Attention:  Asset Backed Securities Group
                           Telephone:  (212) 496-5000
                           Facsimile:  (212) 469-5923;

or to such other address as GACC, the Depositor or the Representative may designate in writing to the other parties hereto.

     Section 16. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the Underwriters, GACC and the Depositor and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligations hereunder.

     Section 17. Governing Law. THIS UNDERWRITING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERWRITING AGREEMENT AND ANY TERMS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT, AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OF PROCEEDING.

     Section 18. Counterparts. This Underwriting Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 19. Performance of Certain Obligations. The Representative agrees to perform certain of the obligations and exercise certain of the rights of the Depositor, all on behalf of the Depositor, under the related Agreement, as specified in the related Terms Agreement.

     Section 20. Nonpetition Covenant. Notwithstanding any prior termination of this Underwriting Agreement or any Terms Agreement, the Underwriters shall not acquiesce, petition or otherwise invoke or cause the Depositor or any Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or any Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or any Trust.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement between the Underwriters, GACC and the Depositor.

                             Very truly yours,

                             ACE SECURITIES CORP.

                             By: /s/ Juliana C. Johnson
                                 -----------------------------
                                  Name:  Juliana C. Johnson
                                  Title: Vice President

                             GERMAN AMERICAN CAPITAL CORPORATION

                             By: /s/ Richard Uhlig
                                 -----------------------------
                                 Name:  Richard Uhlig
                                 Title: Vice President

                             By: /s/ Jon Vaccaro
                                 -----------------------------
                                 Name:  Jon Vaccaro
                                 Title:

Accepted in New York, New York,
as of the date hereof:

DEUTSCHE BANK SECURITIES INC.

By: /s/ Rodney Hutter
    --------------------------
     Name: Rodney Hutter
     Title: Director

By: /s/ Joel C. Horne
    --------------------------
     Name: Joel C. Horne
     Title: Managing Director

Acting on behalf of itself and, if applicable, as the Representative of the Underwriters named in the related Terms Agreement.


                                   EXHIBIT A

                             ACE SECURITIES CORP.

                            Asset Backed Securities
                                Series _______

                                TERMS AGREEMENT

                                                                       [Date]

To:  ACE Securities Corp., as depositor under the [     ]
     Agreement dated as of [Date] (the "Agreement").

Re:  Underwriting Agreement dated June 24, 1999 (the "Standard Terms").

     Series Designation: Series ____.

     Terms of the Series Securities: ACE Securities Corp. Asset Backed [Notes] [Certificates], Series ___, Class __, Class __, Class __, Class __, Class __, Class __ and Class __ [Notes] [Certificates] (the "Securities") will evidence beneficial ownership interest in a pool of Mortgage Loans having the characteristics described in the Prospectus Supplement dated the date hereof. Only the Class __, Class __, Class __, Class __ and Class __ [Notes] [Certificates] (collectively, the "Offered Securities") are being sold pursuant to the terms hereof.

     Registration Statement: File Number 33-______.

     Ratings: It is a condition of closing that at the Closing Date the Class __ and Class __ Securities be rated "____" by _______________ ("____") and
"___" by _____________ ("_____"); that the Class __ Securities be rated "___"
by ____ and "___" by ____; and that the Class __ Securities be rated "__" by ____ and "__" by _______.

         Terms of Sale of Offered Securities: The Depositor agrees to sell to Deutsche Bank Securities Inc. [and ______________________________ (the
"Underwriter[s]")] and Deutsche Bank Securities Inc. [and ___________________ each] agree[s][, severally and not jointly,] to purchase from the Depositor the Offered Securities in the principal amounts and prices set forth beneath their [respective] name[s] on Schedule 1. The purchase price for each class of the Offered Securities shall be the applicable Purchase Price Percentage set forth in Schedule 1 multiplied by the applicable principal amount.

     Cut-off Date: [Date]

     Closing Date: 10:00 A.M., New York time, on or about [Date]. On the Closing Date, the Depositor will deliver the Offered Securities to the Underwriters against payment therefor.

     Underwriter-Provided Information: The Depositor and GACC each acknowledge and agree that the information set forth in (i) the table immediately following the _______ paragraph under the caption "Underwriting" in the Prospectus Supplement dated [Date], (ii) the _______ and _______ paragraphs under such caption in such Prospectus Supplement, and (iii) the table immediately following the _______ paragraph under such caption in such Prospectus Supplement, as such information relates to the Securities, constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus or the Prospectus Supplement, and the Underwriters confirm that such statements are correct.

     Performance of Certain Obligations. The Representative agrees to perform the obligations and exercise the rights of the Depositor, all on behalf of the Depositor, under Sections ___, ___, and ___ of the Agreement.

     Incorporation of the Standard Terms: Each of the provisions of the Standard Terms is incorporated herein by reference in its entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein and each of the representations and warranties set forth therein shall be deemed to have been made on and as of the date of this Terms Agreement, and the Standard Terms and this Terms Agreement shall be construed as, together, one and the same agreement. Without limiting the foregoing, Sections 16 through 20 of the Standard Terms are incorporated herein by reference in their entirety.

     Underwriting Compensation: [As applicable].

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Underwriters, German American Capital Corporation and ACE Securities Corp.

                               Very truly yours,

                               DEUTSCHE BANK SECURITIES INC.

                               By:
                                   -------------------------------
                                   Name:
                                   Title:

                               By:
                                   -------------------------------
                                   Name:
                                   Title:

                              [Acting on behalf of itself and as the
                              Representative of the Underwriters named herein.]

Accepted in New York, New York,
as of the date hereof:

ACE SECURITIES CORP.


By:
    -------------------------------
    Name:
    Title:


GERMAN AMERICAN CAPITAL CORPORATION


By:
    -------------------------------
    Name:
    Title:





                                                             Schedule 1

                                                                                 Approximate
                                                                                    Amount                Approximate
                                           Initial             Purchase          Purchased by                Amount
                    Interest              Principal              Price           Deutsche Bank            Purchased by
Class                  Rate               Amount (1)          Securities         Securities Inc.           [       ]
-----              -----------           -----------          ----------        ----------------          ------------
Class                                   $                             %                    $                      $
Class                                   $                             %                    $                      $
Class                                   $                             %                    $                      $
Class                                   $                             %                    $                      $
Class                                   $                             %                    $                      $
Total/                                  $                             %                    $                      $
Wtd Avg

(1)      Approximate.


                                                                   Exhibit 1.2



                             ACE SECURITIES CORP.

                  Home Equity Loan Pass-Through Certificates

                                Series 1999-LB1

                                TERMS AGREEMENT

                                 June 24, 1999

To: ACE Securities Corp., as depositor under the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement").

Re:  Underwriting Agreement dated June 24, 1999 (the "Standard Terms").

     Series Designation: Series 1999-LB1.

     Terms of the Series 1999-LB1 Securities: ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB1, Class A1, Class A2, Class B, and Class R Certificates (the "Securities") will evidence beneficial ownership interest in a pool of Mortgage Loans having the characteristics described in the Prospectus Supplement dated the date hereof. Only the Class A1, Class A2, and Class B Certificates (collectively, the "Offered Securities") are being sold pursuant to the terms hereof.

     Registration Statement: File Number 333-56213.

     Ratings: It is a condition of closing that at the Closing Date the Class A1 and Class A2 Securities be rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") and "Aaa" by Moody's Investors Service ("Moody's"); and that the Class B Securities be rated "BBB-" by S&P and "Baa3" by Moody's.

     Terms of Sale of Offered Securities: The Depositor agrees to sell to Deutsche Bank Securities Inc. (the "Underwriter") and Deutsche Bank Securities Inc. agrees to purchase from the Depositor the Offered Securities in the principal amounts and prices set forth on Schedule 1. The purchase price for each class of the Offered Securities shall be the applicable Purchase Price Percentage set forth in Schedule 1 multiplied by the applicable principal amount.

     Cut-off Date: June 1, 1999

     Closing Date: 10:00 A.M., New York time, on or about June 29, 1999. On the Closing Date, the Depositor will deliver the Offered Securities to the Underwriters against payment therefor.

     Underwriter-Provided Information: The Depositor and GACC each acknowledge and agree that the information set forth in (i) the first sentence of penultimate paragraph in the front cover of the Prospectus Supplement dated June 24, 1999 (the "Prospectus Supplement") and (ii) in the first two sentences of the second paragraph under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus or the Prospectus Supplement, and the Underwriters confirm that such statements are correct.

     Performance of Certain Obligations. The Representative agrees to perform the obligations and exercise the rights of the Depositor, all on behalf of the Depositor, as specified in the Agreement and the Administration Agreement dated as of June 3, 1998, between the Depositor and the Representative, as administrative agent.

     Incorporation of the Standard Terms: Each of the provisions of the Standard Terms is incorporated herein by reference in its entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein and each of the representations and warranties set forth therein shall be deemed to have been made on and as of the date of this Terms Agreement, and the Standard Terms and this Terms Agreement shall be construed as, together, one and the same agreement. Without limiting the foregoing, Sections 16 through 20 of the Standard Terms are incorporated herein by reference in their entirety.

     Underwriting Compensation: GACC agrees to pay to the Underwriters an underwriting fee of $1,097,205.06.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Underwriters, German American Capital Corporation and ACE Securities Corp.

                              Very truly yours,

                              DEUTSCHE BANK SECURITIES INC.

                              By: /s/ Rodney Hutter
                                  ---------------------------
                                  Name:  Rodney Hutter
                                  Title: Director

                              By: /s/ Joel C. Horne
                                  ---------------------------
                                  Name:  Joel C. Horne
                                  Title: Managing Director

Accepted in New York, New York,
as of the date hereof:

ACE SECURITIES CORP.

By:  /s/ Juliana C. Johnson
     --------------------------
     Name:   Juliana C. Johnson
     Title:  Vice President

GERMAN AMERICAN CAPITAL CORPORATION

By: /s/ Richard Uhlig
    ----------------------
    Name:   Richard Uhlig
    Title:  Vice President

By: /s/ Jon Vaccaro
    -----------------------
    Name:   Jon Vaccaro
    Title:

                           Schedule 1

                                  Initial            Purchase
                 Interest        Principal            Price
Class              Rate          Amount (1          Percentage
-----              ----          ----------         ----------
Class A1            (2)         $ 93,648,000           100%
Class A2            (2)         $112,481,000           100%
Class B             (2)         $ 14,216,554           100%

----------

(1)  Approximate.

(2) Interest will accrue on the Offered Certificates at the variable rates described in the Prospectus Supplement.



                                                                    xhibit 4.1



                                                                     EXECUTION




                             ACE SECURITIES CORP.,

                                 as Depositor

                         LONG BEACH MORTGAGE COMPANY,

                                  as Servicer

                                      and

                             THE BANK OF NEW YORK,

                                  as Trustee

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1999

                             ---------------------



                        Home Equity Loan Trust 1999-LB1
                           Pass-Through Certificates


                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.01. Definitions:..............................................................................2
          Section 1.02. Provisions of General Application........................................................30

                                  ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01. Conveyance of Mortgage Loans; Special Deposit; Priority and Subordination of
                           Ownership Interests...................................................................31

          Section 2.02. Possession of Mortgage Files; Access to Mortgage Files...................................32
          Section 2.03. Delivery of Mortgage Loan Documents and Certificate Insurance Policy.....................32
          Section 2.04. Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by
                           Trustee...............................................................................35
          Section 2.05. Execution of Certificates................................................................37
          Section 2.06. Further Action Evidencing Assignment.....................................................37
          Section 2.07. Conveyance of the Subsequent Mortgage Loans..............................................38

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          Section 3.01. Representations of the Servicer..........................................................38
          Section 3.02. Representations, Warranties and Covenants of the Depositor...............................39
          Section 3.03. Purchase And Substitution................................................................41

                                  ARTICLE IV
                               THE CERTIFICATES

          Section 4.01. The Certificates.........................................................................42
          Section 4.02. Registration of Transfer and Exchange of Certificates....................................42
          Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates........................................47
          Section 4.04. Persons Deemed Owners....................................................................47

                                   ARTICLE V
              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

          Section 5.01. Appointment of the Servicer..............................................................48
          Section 5.02. Subservicers.............................................................................49
          Section 5.03. Collection of Certain Mortgage Loan Payments; Collection Account.........................51
          Section 5.04. Permitted Withdrawals from the Collection Account........................................52
          Section 5.05. Payment of Taxes, Insurance and Other Charges............................................54
          Section 5.06. Maintenance Of Casualty Insurance........................................................54
          Section 5.07. Maintenance of Mortgage Impairment Insurance Policy......................................55
          Section 5.08. Fidelity Bond; Errors and Omissions Policy...............................................55
          Section 5.09. Collection of Taxes, Assessments and Other Items; Servicing Account......................55
          Section 5.10. Periodic Filings With The Securities And Exchange Commission; Additional
                           Information...........................................................................56
          Section 5.11. Enforcement of Due-on-Sale Clauses; Assumption Agreements................................56
          Section 5.12. Realization Upon Defaulted Mortgage Loans................................................57
          Section 5.13. Trustee to Cooperate; Release of Mortgage Files..........................................58
          Section 5.14. Servicing Fee; Servicing Compensation....................................................59
          Section 5.15. Reports to the Trustee and the Depositor; Collection Account Statements..................60
          Section 5.16. Annual Statement as to Compliance........................................................60
          Section 5.17. Annual Independent Public Accountants' Servicing Report..................................60
          Section 5.18. Purchase of Defaulted Mortgage Loans.....................................................61
          Section 5.19. Reports to be Provided by the Servicer...................................................61
          Section 5.20. Adjustment of Servicing Compensation In Respect of Prepaid Mortgage Loans................62
          Section 5.21. Periodic Advances........................................................................62
          Section 5.22. Inspections by Certificate Insurer.......................................................63
          Section 5.23. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the
                           Servicer..............................................................................64
          Section 5.24. Assignment of Agreement by Servicer; Servicer Not to Resign..............................64
          Section 5.25. Information Reports to be Filed by the Servicer..........................................64
          Section 5.26. MERS.....................................................................................64
          Section 5.27. Waiver of Prepayment Premiums............................................................65
          Section 5.28. Adjustable Rate Mortgage Loans...........................................................65
          Section 5.29. Notices of Material Events...............................................................65
          Section 5.30. Purchase of Receivables upon Breach......................................................66

                                  ARTICLE VI
                          DISTRIBUTIONS AND PAYMENTS

          Section 6.01. Establishment of Certificate Accounts; Deposits to the Certificate Accounts..............67
          Section 6.02. Permitted Withdrawals from the Certificate Account.......................................67
          Section 6.03. Collection of Money......................................................................67
          Section 6.04. The Certificate Insurance Policy.........................................................68
          Section 6.05. Distributions............................................................................70
          Section 6.06. Investment of Accounts...................................................................72
          Section 6.07. Reports by Trustee.......................................................................72
          Section 6.08. Additional Reports by Trustee............................................................76
          Section 6.09. Compensating Interest....................................................................76
          Section 6.10. Effect of Payments by the Certificate Insurer; Subrogation...............................76
          Section 6.11. Allocation of Realized Losses............................................................77
          Section 6.12. Pre-Funding Account......................................................................77
          Section 6.13. Capitalized Interest Account.............................................................77
          Section 6.14. Determination of LIBOR...................................................................77
          Section 6.15. The Reserve Fund.........................................................................78

                                  ARTICLE VII
                                    DEFAULT

          Section 7.01. Events of Default........................................................................79
          Section 7.02. Trustee to Act; Appointment of Successor.................................................82
          Section 7.03. Waiver of Defaults.......................................................................85
          Section 7.04. Mortgage Loans, Trust Fund and Accounts Held for Benefit of the Certificate
                           Insurer...............................................................................85
          Section 7.05. Rights of the Certificate Insurer to Exercise Rights of Certificateholders...............85
          Section 7.06. Trustee to Act Solely with Consent of the Certificate Insurer............................86

                                 ARTICLE VIII
                                  TERMINATION

          Section 8.01. Termination..............................................................................86
          Section 8.02. Additional Termination Requirements......................................................87

                                  ARTICLE IX
                            CONCERNING THE TRUSTEE

          Section 9.01. Duties of Trustee........................................................................88
          Section 9.02. Certain Matters Affecting the Trustee....................................................89
          Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans....................................90
          Section 9.04. Trustee May Own Certificates.............................................................91
          Section 9.05. Payment of Trustee's Fees................................................................91
          Section 9.06. Eligibility Requirements for Trustee.....................................................91
          Section 9.07. Resignation and Removal of the Trustee...................................................92
          Section 9.08. Successor Trustee........................................................................93
          Section 9.09. Merger or Consolidation of Trustee.......................................................93
          Section 9.10. Appointment of Co-Trustee or Separate Trustee............................................93
          Section 9.11. Appointment of Custodians................................................................94
          Section 9.12. Appointment of Agent.....................................................................95

                                   ARTICLE X
                               REMIC PROVISIONS

          Section 10.01. REMIC Administration....................................................................95
          Section 10.02. Prohibited Transactions and Activities..................................................98
          Section 10.03. Servicer and Trustee Indemnification....................................................98

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

          Section 11.01. Limitation on Liability of the Depositor and the Servicer...............................98
          Section 11.02. Acts of Certificateholders.............................................................100
          Section 11.03. Amendment..............................................................................100
          Section 11.04. Recordation of Agreement...............................................................101
          Section 11.05. Notices................................................................................102
          Section 11.06. Severability of Provisions.............................................................102
          Section 11.07. Counterparts...........................................................................102
          Section 11.08. Successors and Assigns.................................................................102
          Section 11.09. Headings...............................................................................102
          Section 11.10. Certificate Insurer Default............................................................102
          Section 11.11. Third Party Beneficiary................................................................103
          Section 11.12. Intent of the Parties..................................................................103
          Section 11.13. Notice to Rating Agencies and Certificate Insurer......................................103
          Section 11.14. Governing Law..........................................................................103
          Section 11.15. Appointment of Agent...................................................................104


                                   EXHIBITS

Exhibit A                  Certificate Insurance Policy
Exhibit B-1                Forms of Regular Certificates
Exhibit B-2                Form of Residual Certificate
Exhibit C                  Mortgage File
Exhibit D                  Mortgage Loan Schedule
Exhibit E                  Acknowledgment of Receipt
Exhibit F                  Initial Certification
Exhibit G                  Final Certification
Exhibit H                  Request For Release of Documents
Exhibit I                  Form of Residual Transfer Affidavit And Agreement
Exhibit J                  Form of Residual Transferor Certificate
Exhibit K                  Form of ERISA Affidavit
Exhibit L                  Form of Liquidation Report
Exhibit M                  Certificate Re Prepaid Loans
Exhibit N                  Subsequent Transfer Instrument
Exhibit O                  Form of Investor Representation Letter
Exhibit P                  Form of Transferor Representation Letter
Exhibit Q                  Form of Rule 144A Investment Representation
Exhibit R                  Premium Exhibit

     POOLING AND SERVICING AGREEMENT, dated as of June 1, 1999, by and among ACE Securities Corp., a Delaware corporation, in its capacity as depositor (the "Depositor"), Long Beach Mortgage Company, a Delaware corporation, in its capacity as servicer (the "Servicer"), and The Bank of New York, a New York banking corporation, in its capacity as trustee (the "Trustee").

                            PRELIMINARY STATEMENT:

     The Depositor intends to sell certificates (collectively, the "Certificates"), to be issued hereunder in the classes listed below (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting of the Mortgage Loans and certain other assets specified herein. As provided herein, the Trustee will make an election to treat the assets of the Trust Fund (other than the Reserve Fund) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Regular Certificates (as defined herein) will represent ownership of "regular interests" in the REMIC, and the Class R Certificates will constitute the sole Class of "residual interest" in the REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     The following table sets forth the Class designation, Interest Rate, initial Class Principal Amount (or Class Notional Amount) (each as defined herein), and minimum denominations for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                      Initial Class Principal        Interest               Minimum
Class                                          Amount                  Rate               Denomination
-----                                 -----------------------        --------             ------------


A1.......................               $ 93,698,000.00                (1)                  $25,000
A2.......................                112,481,000.00                (2)                   25,000
B........................                 14,216,554.00                (3)                   25,000
R........................                   (4)                        (4)                     (5)


-------------------------------
(1) The Interest Rate with respect to any Distribution Date for the Class A1 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.32% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 0.64%.

(2) The Interest Rate with respect to any Distribution Date for the Class A2 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.25% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 0.50%.

(3) The Interest Rate with respect to any Distribution Date for the Class B Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 2.75% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 4.125%.

(4) The Class R Certificate will be issued without a Class Principal Amount and will not bear interest.

(5) The Class R Certificate will be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

     The Mortgage Loans (as defined herein) have an aggregate Principal Balance (as defined herein) as of the Cut-off Date equal to $220,395,554.55.

     In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01. Definitions: Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

     Accepted Servicing Practices: The Servicer's normal servicing practices, which in all material respects will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own and others' account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, which are exercised with prudent and reasonable care and which give due consideration to the Certificateholders' and the Certificate Insurer's reliance on the Servicer.

     Account: Any Eligible Account established pursuant to Sections 5.03, 5.09, 6.01, 6.04, 6.12, 6.13 or 6.15 hereof.

     Accrual Period: With respect to any Distribution Date and any Class of LIBOR Certificates, the one-month period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. With respect to any Distribution date and any other Class of Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs.

     Act: The Securities Act of 1933, as amended.

     Addition Notice: Not applicable.

     Adjustable Rate Mortgage Loan: Any Mortgage Loan as to which the related Mortgage Note provides for the adjustment of the Mortgage Rate applicable thereto.

     Adjusted Net Mortgage Rate: With respect to each Mortgage Loan at any time of determination, the Net Mortgage Rate on such Mortgage Loan minus 0.50%.

     Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) Monthly Excess Interest for such date and
(b) the Overcollateralization Deficiency, if any, for such date.

     Agreement: This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

     Annual Loss Percentage: As of any date of determination thereof, the fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses as of the last day of each calendar month for the twelve immediately preceding calendar months and the denominator of which is the average Total Loan Balance as of the last day of each of the twelve immediately preceding calendar months; provided, that for the first eleven calendar months, the Annual Loss Percentage shall be pro rated on the basis of the number of calendar months.

     Amortization Percentage: With respect to each Mortgage Pool and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount for such Mortgage Pool for such date and the denominator of which is the sum of the Principal Remittance Amounts for both Mortgage Pools for that date.

     Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such date, but before giving effect to any application of the Applied Loss Amount with respect to such date, exceeds (y) the Total Loan Balance for such date.

     Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

     Assignment Of Mortgage: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

     Authorized Denomination: With respect to each Class of Certificates, the applicable minimum denomination specified in the Preliminary Statement hereto.

     Available Funds: With respect to any Distribution Date, the sum of (a) the Interest Remittance Amount for such date, (b) the total of the Principal Remittance Amounts for both Mortgage Pools for such date and (c) any amount on deposit in the Cap Agreement Subaccount of the Reserve Fund on such date.

     Balloon Mortgage Loan: Any Mortgage Loan having an original term to maturity that is shorter than its amortization schedule, and a final Monthly Payment that is disproportionately large in comparison to other Monthly Payments.

     Balloon Payment: The final scheduled payment under the terms of a Balloon Mortgage Loan.

     Basis Risk Shortfall: With respect to any Distribution Date and any Class of Certificates other than the Residual Certificates, the amount by which the Interest Rate applicable to such Certificate for such date, determined without regard to the Net Funds Cap for such date but subject to the Net Maximum Rate, exceeds such Net Funds Cap.

     Basis Risk Subaccount: As defined in Section 6.15.

     Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

     Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by the Depository; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificateholders, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: Class A1, Class A2 and Class B.

     Business Day: Any day other than (a) a Saturday or Sunday, (b) a day on which the Certificate Insurer is closed or (c) a day on which banking institutions in the State of New York, the State of California or (if other than New York) the city in which the Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

     Cap Agreement: The interest rate cap agreement having an original trade date of May 17, 1999 between the Seller and Deutsche Bank AG, as assigned to the Trustee pursuant to the Partial Assignment Agreement dated June 22, 1999 among Deutsche Bank AG, the Seller and the Trustee, and any replacement interest rate cap agreement approved in writing by the Certificate Insurer .

     Cap Agreement Subaccount: As defined in Section 6.15.

     Capitalized Interest Account: Not applicable.

     Capitalized Interest Amount: Not applicable.

     Carryforward Interest: With respect to any Distribution Date and each Class of Certificates, the sum of (i) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class for such immediately preceding Distribution Date exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (ii) interest on such amount for the related Accrual Period at the applicable Interest Rate.

     Certificate: Any certificate of a Class identified in the Preliminary Statement hereto executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee in substantially the forms attached hereto as Exhibit B. The Class A1 Certificates are referred to herein and in the Certificate Insurance Policy as the "Class A1 Certificates," and the Class A2 Certificates are referred to herein and in the Certificate Insurance Policy as the "Class A2 Certificates."

     Certificate Account: The account established in accordance with Section 6.01(a) hereof and maintained by the Trustee, in the name of "The Bank of New York, as Trustee of ACE Securities Corp. Home Equity Loan Trust 1999-LB1 under the Pooling and Servicing Agreement dated as of June 1, 1999".

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 11.03), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.03. The Trustee shall be entitled to rely upon a certification of the Depositor or the Servicer in determining whether any Certificates are registered in the name of a respective Affiliate. Any Certificates on which payments are made under the Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

     Certificate Insurance Payments Account: The Certificate Insurance Payments Account established in accordance with Section 6.04(c) hereof and maintained by the Trustee.

     Certificate Insurance Policy: The Certificate Guaranty Insurance Policy No. 29566, dated the Closing Date, and any endorsements thereto, issued by the Certificate Insurer for the benefit of Holders of the Insured Certificates, a copy of which is attached hereto as Exhibit A.

     Certificate Insurer: MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

     Certificate Insurer Default: Any failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms, which failure continues unremedied for five Business Days.

     Certificate Principal Amount: With respect to any Certificate other than any Notional Certificate or Residual Certificate, the initial Certificate Principal Amount thereof, less the amount of all principal distributions previously made with respect to such Certificate and any Applied Loss Amount previously allocated to such Certificate. The Notional and Residual Certificates are issued without Certificate Principal Amounts.

     Certificate Register: As described in Section 4.02(a).

     Certificate Registrar: Bankers Trust Company.

     Class: All Certificates having the same class designation.

     Class B Optimal Amount: With respect to any Distribution Date (a) prior to the Stepdown Date, (i) if the aggregate Certificate Principal Amount of the Senior Certificates after giving effect to distributions on the Senior Certificates on such date is greater than zero, the initial Class Principal Amount of the Class B Certificates, and (ii) if the aggregate Certificate Principal Amount of the Senior Certificates has been reduced to zero, the amount, if any, by which (x) the Total Loan Balance for such Distribution Date exceeds (y) the Targeted Overcollateralization Amount for such date after giving effect to any reduction in such amount on such date; and (b) on and after the Stepdown Date, the amount, if any, by which (x) the Total Loan Balance for such date exceeds (y) the sum of (1) the aggregate Certificate Principal Amount of the Senior Certificates after giving effect to distributions on the Senior Certificates on such date and (2) the Targeted Overcollateralization Amount for such date after giving effect to any reduction in such amount on such date.

     Class B Principal Distribution Amount: With respect to any Distribution Date, the amount necessary to reduce the Class Principal Amount of the Class B Certificates to the Class B Optimal Amount for such date.

     Class Notional Amount: Not applicable.

     Class Principal Amount: With respect to each Class of Certificates other than the Residual Certificates and any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

     Closing Date: June 29, 1999.

     Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     Collection Account: The account established in accordance with Section 5.03(b) hereof and maintained by the Servicer, in the name of "The Bank of New York, as Trustee of ACE Securities Corp. Home Equity Loan Trust 1999-LB1 under the Pooling and Servicing Agreement dated as of June 1, 1999".

     Compensating Interest: As defined in Section 6.09.

     Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

     Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

     Cooperative Loan Documents: With respect to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

     Cooperative Shares: Shares issued by a Cooperative Corporation.

     Cooperative Unit: A single family dwelling located in a Cooperative
Property.

     Corporate Trust Division: The principal office of the Trustee, at which its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 12E, New York, New York, 10286, Attention: Mortgage Backed Securities Unit.

     Cumulative Loss Percentage: As of any date of determination, the aggregate of all Realized Losses since the Cut-off Date as a percentage of the Cut-off Date Loan Balance.

     Current Interest: With respect to each Class of Certificates and any Distribution Date, (a) the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of such Class immediately prior to such Distribution Date, on the basis of a 360-day year and the actual number of days in such Accrual Period, minus (b) any Relief Act Shortfall for such date.

     Curtailment: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

     Custodial Agreement: Any custodial agreement entered into by the Trustee and a Custodian pursuant to the terms of this Agreement.

     Custodian: As defined in Section 2.02(c).

     Cut-off Date: June 1, 1999.

     Cut-off Date Loan Balance: The Total Loan Balance as of the Cut-off Date.

     DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

     Deferred Amount: With respect to any Distribution Date and each Class B Certificate, the aggregate of Applied Loss Amounts previously applied in reduction of the Certificate Principal Amount thereof, less any amounts previously reimbursed in respect thereof.

     Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which (a) the sum of (i) Current Interest for the Senior Certificates for such date and (ii) if the Senior Enhancement Percentage is zero, the Subordination Deficit for such date, exceeds (b) the Available Funds for such date.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

     Deleted Mortgage Loan: A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

     Delinquency Rate: With respect to any Due Period, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 90 or more days Delinquent, all Mortgage Loans in foreclosure and all REO Mortgage Loans as of the close of business on the last day of such Due Period, and the denominator of which is the Total Loan Balance for the related Distribution Date.

     Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31- day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     Depositor: ACE Securities Corp., a Delaware corporation, and any successor thereto.

     Depository: The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     Designated Depository Institution: With respect to the Collection Account, the trust department of a federal or state chartered depository institution acceptable to the Certificate Insurer, acting in its fiduciary capacity, having combined capital and surplus of at least $100,000,000; provided, however, that if the Collection Account is not maintained with the Trustee, (i) such institution shall have a long-term debt rating of at least "A" or the equivalent by each Rating Agency and (ii) the Servicer shall provide the Trustee and the Certificate Insurer with a statement identifying the location and account information of the Collection Account upon a change in the location of such account.

     Determination Date: The close of business on the 15th day of each month, or if such 15th day is not a Business Day, the immediately preceding Business Day.

     Direct Participant: Any broker-dealer, bank or other financial institution for which the Depository holds Book Entry Certificates from time to time as a securities depositary.

     Disqualified Non-United States Person: A transferee of a Class R Certificate other than a person that (i) is not a Non-United States Person or
(ii) is a Non-United States Person that holds a Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-United States Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes.

     Disqualified Organization: Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee and the Certificate Insurer that the holding of an ownership interest in a Class R Certificate by such Person may cause the REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     Distribution Date: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing in July 1999.

     Due Date: The first day of each calendar month.

     Due Period: With respect to each Distribution Date, the period beginning on the opening of business on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

     Eligible Account: Either (A) a segregated account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA (or the equivalent) or better by each Rating Agency and in the highest short term rating category by each Rating Agency, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer and each Rating Agency or (B) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution acceptable to each Rating Agency and the Certificate Insurer (the Trustee and the Custodian shall be deemed acceptable, provided that the Trustee or the Custodian, as applicable, otherwise meets these requirements), having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

     ERISA: As defined in Section 4.02(m) hereof.

     ERISA-Restricted Certificate: Any Class B Certificate.

     Event Of Default: One or more of the events described in Section 7.01 hereof.

     Excess Principal: With respect to any Distribution Date and each Mortgage Pool, the amount of any Principal Remittance Amount remaining after application pursuant to clauses first through fourth of Section 6.05(b)(ii) on such date.

     Extra Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, the product of (x) the Aggregate Extra Principal Distribution Amount for such date and (y) the Pool Percentage for such Mortgage Pool for such date.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     FNMA: Fannie Mae and any successor thereto.

     Fitch: Fitch ICBA, Inc., or its successor in interest.

     Fixed Rate Mortgage Loan: Any Mortgage Loan as to which the related Mortgage Note provides for a fixed Mortgage Rate.

     GAAP: Generally accepted accounting principles.

     Index: The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

     Indirect Participant: Any financial institution for whom any Direct Participant holds an interest in a Book Entry Certificate.

     Initial Capitalized Interest Amount: Not applicable.

     Initial LIBOR Rate: Not applicable.

     Initial Mortgage Loan: Not applicable.

     Insurance Agreement: The Insurance Agreement dated as of June 1, 1999 among the Certificate Insurer, the Originator, the Seller, the Depositor, the Servicer and the Trustee, as such agreement may be amended or supplemented in accordance with the provisions thereof.

     Insurance Policy: Any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to a Mortgage Loan or a Mortgaged Property.

     Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

     Insured Certificate: Any Class A1 or Class A2 Certificate.

     Insured Certificateholder: Any Holder of a Class A1 or Class A2
Certificate.

     Insured Payment: As defined in the Certificate Insurance Policy.

     Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

     Interest Remittance Amount: With respect to any Distribution Date, the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period, less (x) the related Servicing Fees to the extent provided in this Agreement and (y) unreimbursed Periodic Advances and, without duplication, Nonrecoverable Advances due to the Servicer or the Trustee with respect to the Mortgage Loans, to the extent allocable to interest and to the extent provided in this Agreement, (ii) any Compensating Interest paid by the Servicer with respect to such Distribution Date, (iii) the portion of the Loan Purchase Price paid for any Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, to the extent allocable to interest, (iv) the portion of any Substitution Adjustment paid with respect to the Mortgage Loans during the related Prepayment Period allocable to interest, (v) all Net Liquidation Proceeds, Insurance Proceeds, Net REO Proceeds, Released Mortgaged Property Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, and (vi) any amounts paid by the Servicer and the Trustee in respect of investment losses on amounts on deposit in the Collection Account and the Certificate Account. The Interest Remittance Amount does not include Prepayment Premiums.

     Junior Mortgage Loan: Any Mortgage Loan secured by a junior lien on the related Mortgaged Property.

     Late Payment Rate: As defined in the Insurance Agreement.

     LIBOR: With respect to each Accrual Period, the per annum rate determined pursuant to Section 6.14 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

     LIBOR Certificate: Any Class A1, Class A2 or Class B Certificate.

     LIBOR Determination Date: The second London Business Day preceding the commencement of each Accrual Period.

     Liquidated Mortgage Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines, in accordance with Accepted Servicing Practices, that all Liquidation Proceeds which it expects to recover have been recovered or that the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries.

     Liquidation Expenses: Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 5.05, 5.06 and 5.12 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

     Liquidation Proceeds: Amounts received by the Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

     Loan Purchase Price: With respect to any Mortgage Loan purchased from the Trust Fund pursuant to this Agreement or the Purchase Agreement, the sum of
(i) the outstanding principal balance of such Mortgage Loan as of the date of purchase, (ii) all interest accrued thereon and unpaid to the end of the Due Period during which such purchase occurs, (iii) the amount of any Servicing Advances remaining unreimbursed with respect to such Mortgage Loan and (iv) the amount of any Servicing Advances reimbursed other than from collections or other recoveries in respect of such Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan, as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the related Mortgaged Property.

     London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

     Maintenance: With respect to any Cooperative Unit, the rent or fee paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

     Majority Certificateholders: The Holder or Holders of Certificates evidencing Percentage Interests in excess of 51% of each Class outstanding.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware Corporation, or any successor in interest thereto.

     MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

     Monthly Excess Cashflow: With respect to any Distribution Date, the sum of (x) Monthly Excess Interest for such date and (y) the Excess Principal for each Mortgage Pool.

     Monthly Excess Interest: With respect to any Distribution Date, the amount of any Interest Remittance Amount remaining after application pursuant to clauses first through fifth of Section 6.05(b)(i) on such date.

     Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (after adjustment for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

     Moody's: Moody's Investors Service, or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a lien on the Mortgaged Property.

     Mortgage File: The mortgage documents listed in Exhibit C attached hereto pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or the Custodian on behalf of the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

     Mortgage Impairment Insurance Policy: As defined in Section 5.07.

     Mortgage Loan: An individual mortgage loan that is assigned and transferred to the Trustee pursuant to this Agreement and identified on Exhibit D hereto, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring on or prior to the Cut-off Date), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

     Mortgage Loan Schedule: The lists of the Mortgage Loans transferred to the Trustee or the Custodian on behalf of the Trustee on or before the Closing Date or Subsequent Transfer Date as part of the Trust Fund and attached hereto as Exhibit D and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Mortgage Loan:

          (i) last name of Mortgagor;

          (ii) the Mortgage Loan identifying number;

          (iii) the city, state and zip code of the Mortgaged Property;

          (iv) the type of property;

          (v) the current Monthly Payment as of the Cut-off Date;

          (vi) the original number of months to maturity;

          (vii) the scheduled maturity date;

          (viii) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (ix) the Loan-to-Value Ratio at origination;

          (x) the Mortgage Rate as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

          (xi) the Mortgage Rate

          (xii) the Appraised Value;

          (xiii) the stated purpose of the loan at origination;

          (xiv) the type of occupancy at origination;

          (xv) the documentation type;

          (xvi) the loan classification; and

          (xvii) the Servicing Fee with respect to such Mortgage Loan, expressed as a rate per annum.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Mortgage Note: The original, executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: Either of Pool 1 or Pool 2.

     Mortgage Rate: As to any Mortgage Loan, the per annum rate at which interest accrues under the related Mortgage Note.

     Mortgaged Property: The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

     Mortgagor: The obligor on a Mortgage Note.

     Net Excess Spread: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is equal to the product of
(i) the amount, if any, by which (a) the sum of (x) the Optimal Interest Remittance Amount for such Distribution Date and (y) any payment received under the Cap Agreement with respect to such date exceeds (b) the Current Interest payable with respect to the Certificates for such date and (ii) twelve, and the denominator of which is the Total Loan Balance for such date.

     Net Funds Cap: With respect to any Distribution Date, the per annum rate equal to the fraction, expressed as a percentage, the numerator of which is the product of (i) the Optimal Interest Remittance Amount for such date and
(ii) 12, and the denominator of which is the Total Loan Balance for the immediately preceding Distribution Date.

     Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and net of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net Maximum Rate: With respect to any Class of LIBOR Certificates and any Distribution Date, the per annum rate equal to (a) the weighted average (by Principal Balance) of the maximum interest rates applicable to the Adjustable Rate Mortgage Loans under the applicable Mortgage Notes and the Mortgage Rates applicable to the Fixed Rate Mortgage Loans, minus (b) the sum of the Total Expense Rate for such date and 0.50%.

     Net Mortgage Rate: With respect to each Mortgage Loan at any time of determination, a rate equal to the Mortgage Rate on such Mortgage Loan minus the Total Expense Rate.

     Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of, without duplication, any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer. For all purposes of this Agreement, Net REO Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     90-Day Delinquent Loan: As of any Determination Date, all REO Properties and each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the immediately preceding calendar month, three months (calculated from Due Date with respect to such Mortgage Loan to Due
Date) or more Delinquent (without giving effect to any grace period).

     90+ Delinquency Percentage: As of any Determination Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding calendar months (or such fewer number of calendar months since the Cut-off Date, in the case of the first three such Determination Dates) the numerator of each of which is equal to the sum of (without duplication) the aggregate Principal Balance of all 90-Day Delinquent Loans, all Mortgage Loans in foreclosure and all REO Mortgage Loans as of the end of such calendar month and the denominator of which is the aggregate Principal Balance of all of the Mortgage Loans as of the end of such calendar month.

     Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan. As of the Closing Date, each Mortgage Loan is a Non-MERS Mortgage Loan.

     Nonrecoverable Advances: With respect to any Mortgage Loan, (a) any Periodic Advance or Servicing Advance previously made and not reimbursed from late collections pursuant to Section 5.04(a), or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property, either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer and the Trustee no later than the Business Day following such determination would not be ultimately recoverable pursuant to Section 5.04(a).

     Non-United States Person: Any Person other than a United States Person.

     Notional Certificate: None.

     Offering Document: The Prospectus.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries or a Servicing Officer of the Seller, the Servicer, or the Depositor, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, which opinion shall be acceptable in form and substance to the Trustee and the Certificate Insurer and delivered to the Trustee and the Certificate Insurer from counsel reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact independent of the Seller, the Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or the Trustee or in an Affiliate thereof, (iii) is not connected with the Seller or the Servicer or the Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Certificate Insurer.

     Optimal Interest Remittance Amount: With respect to each Distribution Date, the product of (1)(x) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period, divided by (y) (12), and (2) the Total Loan Balance for the immediately preceding Distribution Date.

     Original Pre-Funded Amount: Not applicable.

     Originator: Long Beach Mortgage Company, a Delaware corporation, in its capacity as Originator under the Purchase Agreement.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date, and which was not purchased by the Servicer, the Seller or the Originator prior to such Due Date.

     Overcollateralization Amount: With respect to any Distribution Date, the amount, if any, by which (x) the Total Loan Balance for such Distribution Date exceeds (y) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such Distribution Date.

     Overcollateralization Deficiency: With respect to any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the Certificate Principal Amounts of the Certificates resulting from the distribution of the Principal Remittance Amounts on such Distribution Date.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Owner-Occupied Mortgaged Property: A Residential Dwelling as to which the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

     Payahead: With respect to any Mortgage Loan and any Due Date therefor, any Monthly Payment received by the Servicer during any Due Period in addition to the Monthly Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

     Percentage Interest: With respect to a Regular Certificate and any date of determination, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Certificate Principal Amount represented by such Certificate and the denominator of which is the initial Class Principal Amount or Class Notional Amount of such Class of Certificates. With respect to a Class R Certificate and any date of determination, the portion evidenced thereby as stated on the face of such Certificate.

     Periodic Advance: The aggregate of the advances with respect to Mortgage Loans and REO Properties required to be made by the Servicer on any Servicer Remittance Date pursuant to Section 5.21 hereof, the amount of any such advances being equal to the sum of: (i) with respect to the Mortgage Loans other than REO Properties as described in clause (ii) below), all Monthly Payments (net of the related Servicing Fee) other than any Balloon Payment on such Mortgage Loans that were Delinquent as of the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which an REO Disposition did not occur during the related Prepayment Period, an amount equal to the Monthly Payment (net of the related Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, minus (iii) the amount of any advance otherwise required for such Distribution Date pursuant to clauses (i) and (ii) above which the Servicer has determined to be a Nonrecoverable Advance.

     Permitted Investments: As used herein, Permitted Investments shall be limited to the following:

     (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or
FNMA) shall be a Permitted Investment; provided that at the time of such investment, such investment is acceptable to the Certificate Insurer, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

     (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances (having original maturities of not more than 365 days) issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by each Rating Agency; provided that any such certificates of deposit must be secured at all times by collateral described in clause (a) or (b) above, such collateral must be held by a third party and the Trustee must have a perfected first priority security interest in such collateral;

     (c) commercial paper (having original maturities of not more than 180 days) rated in its highest rating by each Rating Agency;

     (d) investments in money market funds rated in its highest rating by each Rating Agency, which funds are registered under the Investment Company Act of 1940 and whose shares are registered under the Act; and

     (e) other investments approved by the Rating Agencies and the Certificate Insurer in writing delivered to the Trustee;

provided that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

     Permitted Transferee: Any transferee of a Class R Certificate other than a Disqualified Non-United States Person or Disqualified Organization.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Plan: As defined in Section 4.02(m).

     Pool 1: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

     Pool 2: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

     Pool Balance: With respect to each Mortgage Pool, the aggregate of the Principal Balances of all Mortgage Loans in such Mortgage Pool at the date of determination.

     Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Pool Balance for such Mortgage Pool for such date and the denominator of which is the Total Loan Balance for such date.

     Preference Amount: Any amount previously distributed to an Insured Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.)as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Preference Claim: As defined in Section 6.04(f).

     Pre-Funded Amount: Not applicable.

     Pre-Funding Account: Not applicable.

     Pre-Funding Period: Not applicable.

     Premium Amount: On each Distribution Date, the product of 1/12 of the Premium Percentage and the aggregate Certificate Principal Amount of the Insured Certificates immediately prior to the related Distribution Date.

     Premium Percentage: The rate per annum set forth as the premium percentage in the Insurance Agreement.

     Premium Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the product of (i) the Premium Percentage and (ii) the aggregate Certificate Principal Amount of the Insured Certificates immediately prior to such date, and the denominator of which is the Total Loan Balance for the immediately preceding Distribution Date.

     Prepayment Interest Excess: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Prepayment Period and from the first day through the 15th day of a calendar month of a Principal Prepayment in Full , an amount equal to any payment of interest received in connection with such Principal Prepayment in Full, less the Servicing Fee, representing interest accrued after the Due Date in such Prepayment Period.

     Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Prepayment Period of a Curtailment or of a Principal Prepayment in Full from the 16th day through the last day of a calendar month, an amount equal to (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Rate minus the rate at which the Servicing Fee is calculated minus (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full or Curtailment less the Servicing Fee for such Mortgage Loan in such month.

     Prepayment Period: With respect to any Distribution Date, the period beginning on the Cut-off Date, in the case of the first Distribution Date, and on the day immediately following the close of the immediately preceding Prepayment Period, in the case of each succeeding Distribution Date, and ending on the 15th day (or if that day is not a Business Day, the immediately preceding Business Day) of the month in which that Distribution Date occurs.

     Prepayment Premium: Any prepayment fee, penalty, charge or premium paid by a Mortgagor under the terms of the related Mortgage Note in connection with a Principal Prepayment in Full or Curtailment.

     Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date preceding such date of determination as specified for such Due Date in the amortization schedule (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to Principal Prepayments in Full or Curtailments received prior to the close of the related Prepayment Period, Deficient Valuations incurred prior to such Due Date, to any Curtailments applied by the Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of the close of the related Prepayment Period and to the payment of principal due on or before such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan that becomes a Liquidated Mortgage Loan prior to the close of the related Prepayment Period shall be zero.

     Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, an amount equal to the sum of (a) the Principal Remittance Amount for such Mortgage Pool for such date and (b) the Extra Principal Distribution Amount, if any, for such Mortgage Pool for such date.

     Principal Prepayment in Full: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date.

     Principal Remittance Amount: With respect to each Mortgage Pool and any Distribution Date, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans in such Mortgage Pool during the related Due Period, (ii) all Principal Prepayments in Full and all Curtailments received during the related Prepayment Period, (iii) the outstanding principal balance of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Adjustment paid with respect to the Mortgage Loans in such Mortgage Pool during the related Prepayment Period allocable to principal, and (v) all Net Liquidation Proceeds, Insurance Proceeds, Net REO Proceeds, Released Mortgaged Property Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, as reduced, in each case to the extent applicable, without duplication, by unreimbursed Periodic Advances and Nonrecoverable Advances due to the Servicer or the Trustee, to the extent allocable to principal and as provided in this Agreement.

     Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

     Prospectus: The prospectus supplement dated June 24, 1999, together with the accompanying prospectus dated June 24, 1999, relating to the Class A1, Class A2, and Class B Certificates.

     Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of June 1, 1999, among the Originator, the Seller and the Depositor.

     Qualified Mortgage: "Qualified Mortgage" shall have the meaning set forth in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) (but without regard to the rule in Treasury Regulation
Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any similar provision).

     Qualified Substitute Mortgage Loan: A mortgage loan substituted by the Originator for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all Monthly Payments due and received in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Principal Balance of the Deleted Mortgage Loan and not less than 90% of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid by the Originator in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Mortgage Rate not less than the Mortgage Rate of the Deleted Mortgage Loan, (iv) have a Servicing Fee Rate as provided herein for all Mortgage Loans subject to this Agreement, (v) with respect to each Adjustable Rate Mortgage Loan, have a minimum rate not less than that of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, have a maximum rate not less than that of the Deleted Mortgage Loan,
(vii) with respect to each Adjustable Rate Mortgage Loan, have a margin not less than that of the Deleted Mortgage Loan, (viii) with respect to each Adjustable Rate Mortgage Loan, have a periodic rate cap equal to that of the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan, (x) with respect to each Adjustable Rate Mortgage Loan, have the same adjustment frequency as that of the Deleted Mortgage Loan, (xi) with respect to each Adjustable Rate Mortgage Loan, have the same Index as the Deleted Mortgage Loan, (xii) comply as of the date of substitution with each representation and warranty set forth in
Section 6 of the Purchase Agreement, (xiii) be in the same credit grade category as the Deleted Mortgage Loan (xiv) have a Prepayment Premium of the same type as that of the Deleted Mortgage Loan, (xv) is of the same or better property type or is a single family dwelling and the same or better occupancy status or is a primary residence as the Mortgage Loan being replaced, (xvi) shall be a first lien on the Mortgaged Property, (xvii) shall not provide for a Balloon Payment (and if such related Mortgage Loan provided for a Balloon Payment, such Qualified Substitute Mortgage Loan shall have an original maturity of not less than the original maturity of such related Mortgage
Loan), (xviii) shall be a fixed rate Mortgage Loan or an Adjustable Rate Mortgage Loan if the Mortgage Loan being replaced is an Adjustable Rate Mortgage Loan, (xix) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, (xx) satisfies the representations and warranties set forth in Sections 5(b)(viii), (xii) and (xiv) of the Purchase Agreement, (xxi) shall not be 30 days or more delinquent, (xxii) with respect to each Adjustable Rate Mortgage Loan, shall have a next adjustment date not more than two months later than the next adjustment date of the Deleted Mortgage Loan, and (xxiii) shall have the same Due Date as the Mortgage Loan being replaced. In the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, except that the requirements of clauses (ii), (iii), (v), (vi), (vii), (viii), (ix), (x),
(xi), (xii), (xiii), (xix), (xx), (xxii), and (xxiii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan.

     Rating Agency: Each of Moody's and S&P.

     Realized Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the Prepayment Period preceding such Distribution Date, equal to (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, plus, without duplication, the amount of any Periodic Advances and Servicing Advances paid by the related Mortgagor, minus (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

     Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

     Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

     Reference Banks: As defined in Section 6.14.

     Regular Certificate: Each Certificate other than a Residual Certificate.

     Regular Certificateholder: Each Holder of a Regular Certificate.

     Reimbursement Amount: As of any Distribution Date, the sum of (a)(i) all Insured Payments (as defined in the Certificate Insurance Policy) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to Section 6.05 hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate from the date such Insured Payment was made and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement). The Certificate Insurer shall notify the Trustee and the Depositor of the amount of any Reimbursement Amount.

     Released Mortgaged Property Proceeds: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Shortfall: With respect to any Distribution Date and each Mortgage Loan as to which there has been a reduction in the amount of interest collected with respect to the related Due Period as a result of application of the Relief Act, the amount by which (a) interest collectible on such Mortgage Loan during such Due Period is less than (b) one month's interest on the Principal Balance of such Mortgage Loan at the applicable Mortgage Rate before giving effect to the Relief Act.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Maturity Date: November 25, 2030.

     REMIC Opinion: As defined in Section 10.02.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

     REO Acquisition: The acquisition of any REO Property pursuant to Section 5.12.

     REO Disposition: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

     REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitations, proceeds from the rental of the related REO Property).

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

     Representation Letter: Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Book-Entry Certificates registered in the Certificate Register under the nominee name of the Depository.

     Request for Release: A request for release in substantially the form attached as Exhibit H hereto.

     Required Reserve Fund Deposit: With respect to any Distribution Date, if the Net Funds Cap does not exceed LIBOR plus 0.57%, the amount by which (a) the sum of any Basis Risk Shortfall, any Unpaid Basis Risk Shortfall, and the product of 1.00% and the Total Loan Balance for such date exceeds (b) the amount on deposit in the Basis Risk Subaccount of the Reserve Fund immediately prior to such date. With respect to any Distribution Date on which the Net Funds Cap exceeds LIBOR plus 0.57%, the amount by which (a) the sum of any Basis Risk Shortfall, any Unpaid Basis Risk Shortfall, and $1,000 exceeds (b) the amount on deposit in the Basis Risk Subaccount of the Reserve Fund immediately prior to such date.

     Reserve Fund: A fund created as part of the Trust Fund pursuant to
Section 6.15 of this Agreement but which is not an asset of any REMIC.

     Reserve Interest Rate: As defined in Section 6.14.

     Residential Dwelling: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

     Residual Certificate: Any Class R Certificate.

     Residual Certificateholder: Any Holder of a Residual Certificate.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, Assistant Treasurer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who has direct responsibility for the administration of this Agreement or to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

     Restricted Certificate: Any Class R Certificate.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

     Seller: German American Capital Corporation, a Maryland corporation, or its successor in interest.

     Senior Certificate: Any Class A1 or Class A2 Certificate.

     Senior Enhancement Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the Class Principal Amount of the Class B Certificates and the Overcollateralization Amount (which for purposes of this definition shall not be less than zero), in each case calculated after giving effect to distributions on such date, and the denominator of which is the Total Loan Balance for such date.

     Senior Mortgage Loan: With respect to any Junior Mortgage Loan, a mortgage loan on the related Mortgaged Property that is senior to the lien provided by such Junior Mortgage Loan.

     Senior Optimal Amount: With respect to any Distribution Date (a) prior to the Stepdown Date, the lesser of (i) the amount, if any, by which the Total Loan Balance for such date exceeds the product of 10.75% and the Cut-off Date Loan Balance, and (ii) the Total Loan Balance minus 125% of the product of the Three Month Delinquency Rate for such date and the Total Loan Balance for such date; and (b) on and after the Stepdown Date, the least of (i) the product of 78.50% and the Total Loan Balance for such date, (ii) the amount calculated in accordance with clause (a)(ii) above, (iii) the amount, if any, by which the Total Loan Balance for such date exceeds the product of 0.75% and the Cut-off Date Loan Balance, (iv) the amount, if any, by which the Total Loan Balance exceeds the sum of the three largest outstanding principal balances of the Mortgage Loans, and (v) the amount, if any, by which the Total Loan Balance exceeds the aggregate outstanding principal balance of all Mortgage Loans 270 days or more Delinquent, all Mortgage Loans in foreclosure and all REO Mortgage Loans as of the last day of the related Due Period.

     Senior Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, the product of (i) the applicable Amortization Percentage and (ii) the amount necessary to reduce the aggregate Certificate Principal Amount of the Senior Certificates to the Senior Optimal Amount for such date.

     Servicer: Long Beach Mortgage Company, a Delaware corporation, or any successor appointed as herein provided.

     Servicer Loss Test: The Servicer Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage specified for such period below:

                                                         Cumulative Loss
                     Period                                 Percentage
                     ------                              ----------------

            June 2, 1999 - June 1, 2000                          1%
            June 2, 2000 - June 1, 2001                          2%
            June 2, 2001 - June 1, 2002                          3%
            June 2, 2002 - June 1, 2003                          4%
            After June 1, 2003                                   5%

     Servicer Remittance Date: With respect to any Distribution Date, the 21st day of the month in which such Distribution Date occurs, or if such 21st day is not a Business Day, the Business Day immediately succeeding such 21st day.

     Servicer Termination Test: The Servicer Termination Test is satisfied for any date of determination if (x) the 90+ Delinquency Percentage is less than or equal to 13.00%, (y) the Servicer Loss Test for the applicable period is satisfied and (z) the Annual Loss Percentage for the twelve month period immediately preceding the date of determination thereof is not greater than 1.50%.

     Servicing Account: The account created and maintained pursuant to Section 5.09.

     Servicing Advances: All reasonable and customary "out-of-pocket" costs and expenses relating to a borrower default or delinquency or other unanticipated event incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property including, without limitation, taxes and insurance costs, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 5.05, 5.07, 5.09, 5.12 or 5.21(b), all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 5.04.

     Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 5.14.

     Servicing Fee: As to each Mortgage Loan, the annual fee payable to the Servicer and the related Subservicer, if any, as indicated on the related Mortgage Loan Schedule. Such fee shall be equal to the product the Servicing Fee Rate and the Principal Balance of the Mortgage Loans at the start of the related Due Period. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

     Servicing Fee Rate: 0.50% per annum.

     Servicing Officer: Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may from time to time be amended.

     Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

     Stepdown Date: The earlier of (a) the first Distribution Date after the aggregate Certificate Principal Amount of the Senior Certificates has been reduced to zero and (b) later to occur of (x) the Distribution Date in July 2002 and (y) the first Distribution Date on which Total Loan Balance is equal to or less than 50% of the Cut-off Date Loan Balance.

     Subordination Deficit: With respect to any Distribution Date on which the Senior Enhancement Percentage is zero, the amount, if any, by which (a) the aggregate Certificate Principal Amount of the Senior Certificates on such date prior to giving effect to distributions of principal on such date exceeds (b) the Total Loan Balance for such date.

     Subsequent Cut-off Date: Not applicable.

     Subsequent Mortgage Loan: Not applicable.

     Subsequent Transfer Date: Not applicable.

     Subsequent Transfer Instrument: Not applicable.

     Subservicer: Any Person that satisfies the requirements of Section 5.02 with which the Servicer has entered into a Subservicing Agreement pursuant to the terms of this Agreement.

     Subservicing Agreement: The contract between the Servicer and any Subservicer.

     Substitution Adjustment: As to any date on which a substitution occurs pursuant to Sections 2.04 or 3.03, the sum of (i) the amount (if any) by which the aggregate unpaid principal balances of the Qualified Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution), are less than the aggregate of the unpaid principal balances of the related Deleted Mortgage Loans, (ii) interest accrued and unpaid on the related Deleted Mortgage Loans, (iii) the amount of any Servicing Advances remaining unreimbursed with respect to such Deleted Mortgage Loans and (iv) the amount of any Servicing Advances reimbursed other than from collections or other recoveries in respect of such Deleted Mortgage Loans.

     Tangible Net Worth: As of any date of determination, (a) tangible assets of the Servicer and its subsidiaries, calculated in accordance with GAAP, minus (b) all indebtedness (excluding subordinated debt) of the Servicer and its subsidiaries; provided, however, that in no event shall there be included in the above calculation any tangible assets such as residual securities, patents, trademarks, trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, officers, employees or affiliates, amounts relating to noncompete agreements, pension assets, deferred charges or treasury stock or any securities of the Servicer or any of its subsidiaries or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities. Securities included as such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and any write-up in the book value of any assets shall not be taken into account.

     Tangible Net Worth Requirement: As of any date of determination, Tangible Net Worth of at least $50,000,000 plus 50% of the cumulative after tax net income of the Servicer and its subsidiaries from January 1, 1999 to such date of determination.

     Targeted Overcollateralization Amount: With respect to any Distribution Date (a) prior to the Stepdown Date, the greater of (i) the product of 4.30% and the Cut-off Date Loan Balance, and (ii) 125% of the product of the Three Month Delinquency Rate for such date and the Total Loan Balance for such date; and (b) on and after the Stepdown Date, the greatest of (i) the product of 8.60% and the Total Loan Balance for such date, (ii) the amount calculated in accordance with clause (a)(ii) above, (iii) the product of 0.75% and the Cut-off Date Loan Balance, (iv) the sum of the three largest outstanding principal balances of the Mortgage Loans, and (v) the aggregate outstanding principal balance of all Mortgage Loans 270 days or more Delinquent, all Mortgage Loans in foreclosure and all REO Mortgage Loans as of the last day of the related Due Period.

     Tax Matters Person: The Person or Persons appointed pursuant to Section 10.01(c) from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the Trust Fund.

     Tax Return: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, "Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation", or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws in connection with the Trust Fund.

     Three Month Delinquency Rate: With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding Due Periods.

     Total Distribution Amount: With respect to any Distribution Date, the sum of the Interest Remittance Amount for such date, the aggregate of the Principal Remittance Amounts for such date and the aggregate of the Prepayment Premiums received by the Servicer during the Prepayment Period immediately preceding such date.

     Total Expense Rate: With respect to any Distribution Date, the sum of the Servicing Fee Rate, the Trustee Fee Rate and the Premium Rate for such date.

     Total Loan Balance: The aggregate of the Principal Balances of all Mortgage Loans at the date of determination.

     Transaction Document: As defined in the Insurance Agreement.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transfer Affidavit And Agreement: As defined in Section 4.02(j).

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof due after the Cut-off Date, (b) such assets as from time to time are identified as deposited in the Certificate Account, (c) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, (d) assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Investments, (e) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement (including the Certificate Insurance Policy) and any Insurance Proceeds (and any proceeds of the Certificate Insurance Policy), (f) Liquidation Proceeds,
(g) Released Mortgaged Property Proceeds, (h) REO Proceeds, (i) the rights (but not the obligations) of the Depositor under the Purchase Agreement to the extent assigned to the Trustee hereunder, (j) the Reserve Fund, including the Cap Agreement and amounts on deposit from time to time therein, (k) the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and (l) any and all proceeds of the foregoing.

     Trustee: The Bank of New York, a New York banking corporation, or its successor in interest, or any successor trustee appointed as herein provided.

     Trustee Fee: As to any Distribution Date, the fee payable to the Trustee in respect of its services as Trustee that accrues at a monthly rate equal to the product of 1/12 of the Trustee Fee Rate and Total Loan Balance of each Mortgage Loan as of the immediately preceding Due Date.

     Trustee Fee Rate: 0.00525% per annum.

     Trustee Remittance Report: As defined in Section 6.07.

     UCC: The Uniform Commercial Code in effect in the applicable jurisdiction.

     UCC Financing Statement: A financing statement executed and filed pursuant to the UCC.

     United States Person: (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

     Unpaid Basis Risk Shortfall: With respect to any Distribution Date and any Certificate, the aggregate of all Basis Risk Shortfalls with respect to such Certificate remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable Interest Rate (calculated without giving effect to the applicable Net Funds Cap).

     Unpaid REO Amortization: As to any REO Mortgage Loan and any month, the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with Section 5.12.

     Section 1.02. Provisions of General Application. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

     (b) The terms defined in this Article include the plural as well as the singular.

     (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

     (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

     (e) All calculations of interest (other than with respect to the Mortgage Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage.

     (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer, provided, however, that for purposes of calculating distributions on the Certificates, Prepayments in Full and Curtailments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans; Special Deposit; Priority and Subordination of Ownership Interests. (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the provisions of this Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Mortgage Loans (other than interest and principal due thereon on or before the Cut-off Date), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer. In connection with such transfer and assignment, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under the Purchase Agreement, other than Section 17 thereof. The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Purchase Agreement as if, for such purpose, it were the Depositor.

     (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Regular Certificateholders to receive payments in respect of the Regular Certificates and to the Certificate Insurer's rights to be reimbursed for Insured Payments together with interest thereon at the rate specified herein or in the Insurance Agreement. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Certificate Account and the Reserve Fund from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

     (c) It is intended that the conveyance of the Mortgage Loans and the other assets to be included in the Trust Fund by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans and the other assets to be included in the Trust Fund by the Depositor to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans and such other assets by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans and the other assets to be included in the Trust Fund are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and such other assets, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, (C) the Certificate Insurance Policy and the Cap Agreement, and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all REO Proceeds, all Released Mortgaged Property Proceeds, all amounts from time to time held or invested in the Certificate Account, the Collection Account or the Reserve Fund, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by the Seller to the Depositor pursuant to the Purchase Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and, at the Depositor's direction, the Seller and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and other property of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

     Section 2.02. Possession of Mortgage Files; Access to Mortgage Files. (a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the Mortgage File related to each Mortgage Loan is vested in the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

     (b) The Depositor has delivered or caused to be delivered the Mortgage File related to each Mortgage Loan to the Trustee or the Custodian on behalf of the Trustee.

     (c) As provided in Section 9.11, the Trustee may, with the prior written consent of the Certificate Insurer, enter into a custodial agreement pursuant to which the Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders and the Certificate Insurer; provided, however, that the custodian so appointed shall in no event be the Depositor or the Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor or the Servicer.

     (d) The Trustee shall cause the Custodian to afford the Depositor, the Certificate Insurer and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior notice and during normal business hours at the offices of the Custodian.

     Section 2.03. Delivery of Mortgage Loan Documents and Certificate Insurance Policy. In connection with each conveyance pursuant to Section 2.01 hereof, the Depositor has delivered or does hereby agree to deliver or cause to be delivered to the Trustee (or the Custodian on behalf of the Trustee) on or before the Closing Date, the Certificate Insurance Policy, the Cap Agreement, the Mortgage Loan Schedule and each of the following documents for each Mortgage Loan sold by the Seller to the Depositor and sold by the Depositor to the Trust Fund:

          (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Originator, endorsed by the Originator without recourse in the following form: "Pay to the order of __________________, without recourse" and signed manually or by facsimile in the name of the Originator by an authorized officer;

          (ii) The original Mortgage with evidence of recording indicated thereon;

          (iii) An original assignment of the Mortgage, in form acceptable for recordation in the jurisdiction in which the related Mortgaged Property is located (except for the assignee's name and recordation information not yet received), such assignment to be in blank and signed in the name of the Originator by an authorized officer;

          (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Originator;

          (v) Any assumption, modification, consolidation or extension agreements (with evidence of recording thereon);

          (vi) The original policy of title insurance (or the original commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

          (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan.

     With respect to each Non-MERS Mortgage Loan as to which the Depositor has received recording information by the Closing Date, the Depositor shall cause, within 30 days following the Closing Date, and with respect to each other Non-MERS Mortgage Loan, the Depositor shall cause, within 30 days of receipt of such recording information, Assignments of Mortgages to "The Bank of New York, as Trustee of ACE Securities Corp. Home Equity Loan Trust 1999-LB1 under the Pooling and Servicing Agreement dated as of June 1, 1999" to be submitted for recording in the appropriate jurisdictions; provided, further, that the Depositor shall not be required to record an Assignment of Mortgage if the Depositor furnishes to the Trustee and the Certificate Insurer, on or before the Closing Date, at the Depositor's expense, an Opinion of Counsel with respect to the relevant jurisdiction that such recording is not necessary to protect the Trustee's interest in the related Mortgage Loans (in form and substance satisfactory to the Trustee, the Certificate Insurer and the Rating Agencies); provided further, however, notwithstanding the delivery of any legal opinions, each Assignment of Mortgage shall be recorded by the Trustee upon the earliest to occur of: (i) reasonable direction by the Certificate Insurer, (ii) the occurrence of an Event of Default, or (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Originator.

     The Depositor shall deliver the title insurance policy or title searches, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Trustee, within 15 days of receipt thereof by the Originator (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Originator, within 12 months after the Closing Date).

     In instances where the original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage) cannot be delivered to the Trustee or its Custodian prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Depositor may in lieu of delivering such original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage), deliver to the Trustee or its Custodian a copy thereof, provided that the Originator provides a copy of such document and certifies that the original Mortgage or intervening assignment (other than the Assignment of Mortgage) has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor. In all such instances, the Depositor will deliver or cause to be delivered the original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage) to the Trustee or its Custodian promptly upon receipt by the Originator of the original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage) but in no event later than 12 months after the Closing Date.

     Notwithstanding anything to the contrary contained in this Section 2.03, in those instances where the public recording office retains the original Mortgage, the Assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder (and the Originator shall be deemed to have satisfied its obligations under the Purchase Agreement) upon delivery to the Trustee or its Custodian of a copy of such Mortgage, such Assignment or intervening assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

     Not later than 40 days following the Closing Date, the Originator shall deliver to the Trustee or its Custodian a list of all Mortgages for which no Assignments of Mortgage has yet been submitted for recording by the Originator, which list shall state the reason why the Originator has not yet submitted such Assignment of Mortgage for recording. With respect to any Assignment of Mortgage disclosed on such list as not yet submitted for recording for a reason other than a lack of original recording information, the Trustee shall, or shall cause the Custodian to, make an immediate demand on the Originator to prepare such Assignment of Mortgage, and shall inform the Certificate Insurer, in writing, of the Originator's failure to prepare such Assignments of Mortgage. Thereafter, the Trustee, or its Custodian, as the case may be, shall cooperate in executing any documents prepared by the Certificate Insurer and submitted to the Trustee or its Custodian in connection with this provision. Following the Closing Date, the Originator shall promptly prepare an Assignment of Mortgage for any mortgage for which original recording information is subsequently received by the Originator, and shall promptly deliver a copy of such Assignment of Mortgage to the Trustee or its Custodian. The Originator shall follow its normal servicing procedures and attempt to obtain the original recording information necessary to complete an Assignment of Mortgage. In the event that the Originator is unable to obtain such recording information with respect to any Mortgage prior to the end of the 18th calendar month following the Startup Day with respect to the Mortgage Loans and has not provided to the Trustee or its Custodian an Assignment of Mortgage with evidence of recording thereon relating to the assignment of such Mortgage to the Trustee, the Trustee shall, or shall cause the Custodian to, notify the Originator of the Originator's obligation pursuant to the Purchase Agreement to provide a completed assignment (with evidence of recording thereon) on or before the end of the 20th calendar month following the Startup Day with respect to the Mortgage Loans. A copy of such notice shall be sent by the Trustee to the Certificate Insurer. If no such completed assignment (with evidence of recording thereon) is provided before the end of such 20th calendar month, the related Mortgage Loan shall be deemed to have breached the representations contained in Section 6 of the Purchase Agreement; provided, however, that if as of the end of such 20th calendar month the Originator demonstrates to the satisfaction of the Certificate Insurer that it is exercising its best efforts to obtain such completed assignment and, during each month thereafter until such completed assignment is delivered to the Trustee or its Custodian, the Originator continues to demonstrate to the satisfaction of the Certificate Insurer that it is exercising its best efforts to obtain such completed assignment, the related Mortgage Loan will not be deemed to have breached such representation. The requirement to deliver a completed assignment with evidence of recording thereon will be deemed satisfied upon delivery of a copy of the completed assignment certified by the applicable public recording office.

     With respect to each MERS Mortgage Loan, the Trustee and the Servicer, at the expense of the Depositor, shall cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     Within a period of 30 days from the Closing Date, the Trustee shall, or shall cause the Custodian to, complete the endorsement of each Mortgage Note and each Assignment of Mortgage and assignment of leases, if any, in the name of the Trustee on behalf of the Trust Fund.

     (b) In the event that any such original document is required pursuant to the terms of this Section 2.03 to be a part of a Mortgage File, such document shall be delivered promptly by the Depositor to the Trustee or its Custodian. If the Servicer receives any such original document, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Mortgage Loans or the Mortgage Files, and shall transfer such original to the Trustee or the Custodian on behalf of the Trustee.

     Section 2.04. Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee. (a) The Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Depositor, the Certificate Insurer, the Servicer and the Seller on or prior to the Closing Date an acknowledgment of receipt of the Certificate Insurance Policy and, with respect to each Mortgage Loan, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), and, subject to the review provided for in this Section, its receipt of the Mortgage Files in substantially the form attached as Exhibit E hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee (or the Custodian on behalf of the Trustee), as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders and the Certificate Insurer. The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review, or cause to be reviewed, each Mortgage File within 45 Business Days after the Closing Date (with respect to the Mortgage Loans), and to deliver or cause to be delivered to the Seller, the Servicer, the Depositor and the Certificate Insurer a certification of the Trustee or the Custodian on behalf of the Trustee substantially in the form attached hereto as Exhibit F to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession and that the Mortgage Notes have been endorsed as provided in Section 2.03, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity. Any exceptions noted on such certification shall be identified as either critical exceptions or non-critical exceptions. Critical exceptions are (a) no original Mortgage Note or such original Mortgage Note is not endorsed as provided in Section 2.03, (b) no original Mortgage with recording information thereon or a certified copy of the Mortgage with recording information thereon in lieu of the original Mortgage and (c) no Assignment of Mortgage in recordable form. The Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Within 180 days after the Closing Date, the Trustee shall deliver or cause to be delivered to the Servicer, the Seller, the Depositor and the Certificate Insurer a final certification of the Trustee or the Custodian substantially in the form attached hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession and that the Mortgage Notes have been endorsed as provided in Section 2.03,
(ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and
(ii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity. Any exceptions noted on such certification shall be identified as either critical exceptions or non-critical exceptions. Critical exceptions are (a) no original Note or such original Note is not endorsed as provided in Section 2.03, (b) no original mortgage with recording information thereon or a certified copy of the mortgage with recording information thereon in lieu of the original Mortgage and (c) no recorded Assignment of Mortgage.

     After delivery of the Final Certification, the Trustee and the Servicer shall provide to the Certificate Insurer no less frequently than quarterly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

     (b) If the Certificate Insurer or the Trustee (or its Custodian) during the process of reviewing the Mortgage Files or otherwise finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.03 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee (or its Custodian) or the Certificate Insurer, as applicable, shall promptly so notify the Servicer, the Seller, the Originator, the Certificate Insurer and the Trustee. In performing any such review, the Trustee (or its Custodian) may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's (or its Custodian's) review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.03 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule and such documents conform to the standard set forth in clauses (ii) and (iii) of the paragraph directly above. The Trustee shall enforce its rights as to any defective Mortgage Loan document against the Seller and the Originator under the Purchase Agreement for the benefit of Certificateholders and the Certificate Insurer. It is understood and agreed that the Depositor has assigned to the Trustee certain of its rights under the Purchase Agreement including the right to enforce any remedy against the Seller and the Originator thereunder (other than under Section 17 thereof). For purposes of calculating the amount the Servicer is required to remit on the Servicer Remittance Date following such repurchase or substitution, any Loan Purchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Prepayment Period preceding such Servicer Remittance Date.

     (c) Upon receipt by the Trustee or its Custodian of a certification of a Servicing Officer of such substitution or purchase (which certification shall be in the form of Exhibit H hereto) and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account, the Trustee shall, or shall cause the Custodian to, release to the Servicer for release to the Seller and the Originator, as applicable, the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Seller and the Originator, as applicable, as may be necessary to transfer such Mortgage Loan to the Seller and the Originator, as applicable. The Trustee shall, or shall cause the Custodian to, notify the Certificate Insurer if the Seller or the Originator, as applicable, fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

     Section 2.05. Execution of Certificates. The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files relating thereto to the Custodian on behalf of the Trustee and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the Trust Fund.

     Section 2.06. Further Action Evidencing Assignment. (a) The Depositor agrees that, from time to time, at the Seller's expense, the Depositor shall cause the Seller promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Certificate Insurer or the Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Trust Fund or to enable the Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Depositor will, upon the request of the Servicer or of the Trustee, execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

     (b) The Depositor hereby grants to the Servicer and the Trustee, and this Agreement shall constitute, a power of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

     Section 2.07. Conveyance of the Subsequent Mortgage Loans. [Not applicable.]

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations of the Servicer. The Servicer hereby represents and warrants to the Trustee, the Depositor, the Certificate Insurer and the Certificateholders as of the Closing Date:

     (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

     (b) The Servicer has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

     (c) The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of the Servicer or (B) conflict with, result in breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or
(y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

     (d) The Servicer is an approved seller/servicer for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act;

     (e) No litigation is pending, or to the best of the Servicer's knowledge, threatened, against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Service to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

     (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Service has obtained the same.

     It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and inure to the benefit of the Trustee, the Certificateholders and the Certificate Insurer.

     Section 3.02. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee, the Servicer, the Certificateholders and the Certificate Insurer that as of the date of this Agreement or as of such date specifically provided herein:

     (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

     (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

     (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

     (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the validity or enforceability of the Mortgage Loans or the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

     (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder;

     (h) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust Fund of each Mortgage Loan, the Depositor had good title to, and was the sole owner of, each Mortgage Loan subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

     (i) Upon execution and delivery of this Agreement the Depositor transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust Fund; and

     (j) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee or to the Custodian, as the case may be, and shall inure to the benefit of the Trustee, the Servicer, the Certificateholders and the Certificate Insurer.

     Section 3.03. Purchase And Substitution. (a) Upon discovery by the Seller, the Depositor, the Servicer, the Trustee or the Certificate Insurer of a breach of any of representation or warranty set forth in Section 5 or
Section 6 of the Purchase Agreement which materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders or the Certificate Insurer, the party discovering such breach shall give prompt written notice to the others, and the Trustee shall enforce its rights as to any Mortgage Loan with respect to which such a breach of representation or warranty has occurred against the Seller or the Originator, as applicable, under the Purchase Agreement for the benefit of Certificateholders and the Certificate Insurer.

     (b) Any Loan Purchase Price paid in connection with the repurchase of a Deleted Mortgage Loan, and any Substitution Adjustment paid in connection with the substitution of a Qualified Substitute Mortgage Loan, shall be deposited into the Collection Account.

     (c) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Seller or the Originator, as applicable. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller or the Originator, as applicable, will thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

     (d) With respect to each Qualified Substitute Mortgage Loan to be delivered to the Trustee (or its Custodian) pursuant to the terms of this
Article III in exchange for a Deleted Mortgage Loan: (i) the Seller or the Originator, as applicable, shall deliver to the Trustee (or its Custodian) the Mortgage File for the Qualified Substitute Mortgage Loan containing the documents set forth in Section 2.03(a) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Seller or the Originator, as applicable, will be deemed to have made, with respect to such Qualified Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualified Substitute Mortgage Loan hereunder, the Servicer, at the expense of the Depositor and with the cooperation of the Servicer, shall (i) with respect to a Qualified Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded if required pursuant to Section 2.03, or (ii) with respect to a Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.03.

     (e) It is understood and agreed that the obligations of the Seller and the Originator set forth in Sections 4, 5, 6 and 7 of the Purchase Agreement to cure, purchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties of the Seller and the Originator set forth in Sections 5 and 6 of the Purchase Agreement, except as provided in the Insurance Agreement. In addition, it is understood and agreed that the Depositor has assigned to the Trustee all of its rights under the Purchase Agreement (other than Section 17), including the right to enforce any remedy against the Seller or the Originator as provided in Section 7 thereof. The Trustee shall, or shall cause the Custodian to, give prompt written notice to the Certificate Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.04(b).

                                  ARTICLE IV

                               THE CERTIFICATES

     Section 4.01. The Certificates. The Certificates shall be substantially in the forms annexed hereto as Exhibits B-1 and B-2. The Certificates shall be issued in Authorized Denominations only. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer and authenticated by the manual or facsimile signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

     Section 4.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee, as registrar, shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee hereby appoints the Certificate Registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Certificate Insurer shall be entitled to inspect and verify the Certificate Register and the records of the Trustee and the Certificate Registrar, and obtain copies thereof, relating to the Certificates during normal business hours upon reasonable notice.

     (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

     (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust Fund.

     (e) It is intended that the Book-Entry Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Book-Entry Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Book-Entry Certificate of such Class with a denomination equal to the initial Certificate Principal Amount of such Class. Upon initial issuance, the ownership of each such Book-Entry Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository. The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository. With respect to Book-Entry Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Seller, the Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Book-Entry Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Seller, the Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest,
(ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Book-Entry Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Book-Entry Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Book-Entry Certificate. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

     (f) In the event that (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Depository is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Book-Entry Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Book-Entry Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor, or such depository's agent or designee but, if the Depositor does not select such alternative global book-entry system, then the Book-Entry Certificates may be registered in whatever name or names Certificateholders transferring Book-Entry Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Depositor.

     (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Book-Entry Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Book-Entry Certificates as the case may be and all notices with respect to such Book-Entry Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

     (h) Except as provided in Section 4.02(i), no transfer, sale, pledge or other disposition of a Restricted Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Restricted Certificate is to be made under this Section 4.02(h), (i) the Depositor may direct the Trustee to require an Opinion of Counsel in form and substance satisfactory to the Trustee, the Depositor and the Certificate Insurer that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Certificate Insurer or the Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit O hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit P hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Insurer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (i) Transfers of Restricted Certificates may be made in accordance with this Section 4.02(i) if the prospective transferee of a Restricted Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit Q attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(h) hereof; provided, however, that no Transfer of any of the Restricted Certificates may be made pursuant to this Section 4.02(i) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Insurer, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (j) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause
(vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit I from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(j) and agrees to be bound by them.

          (iii) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (ii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (iv) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit J) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

          (v) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is not a Disqualified Non-United States Person and is not a Disqualified Organization. Transfers of the Residual Certificates to Disqualified Non-United States Persons and Disqualified Organizations are prohibited.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
     4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall notify the Depositor and the Certificate Insurer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Residual Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

     (k) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

     (l) No transfer of an ERISA-Restricted Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit K hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee, the Depositor and the Certificate Insurer to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee, the Certificate Insurer or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

     (m) No transfer of a Residual Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of such Residual Certificate provides the Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Servicer, the Trustee and the Certificate Insurer that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Servicer shall require the prospective transferee of any Residual Certificate to certify in the form of Exhibit O or Exhibit Q that (A) it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Residual Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan and (B) all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

     (n) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be cancelled by the Trustee.

     All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held by the Trustee in accordance with its standard retention policy.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee and the Certificate Insurer such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer and subject to the provisions of
Section 4.02 and Article X, the Servicer, the Depositor, the Seller, the Certificate Insurer and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.05 and for all other purposes whatsoever, and the Servicer, the Depositor, the Seller, the Certificate Insurer and the Trustee shall not be affected by notice to the contrary.

                                  ARTICLE V

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01. Appointment of the Servicer. Acting directly or through one or more Subservicers as provided in Section 5.02, the Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the holders of Certificates and the Certificate Insurer in accordance with this Agreement and the terms of the respective Mortgage Loans, and Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable but without regard to: (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Mortgagor; (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Periodic Advances or Servicing Advances; or (iv) the Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

     Subject to Section 5.02 hereof, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Subservicer as it may from time to time designate, but no such designation of a Subservicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Subservicer shall have the rights and powers of the Servicer which have been delegated to such Subservicer with respect to such Mortgage Loans under this Agreement; provided, however, the Servicer shall remain primarily liable for all duties and obligations of the Servicer hereunder.

Without limiting the generality of the foregoing, but subject to Sections 5.12 and 5.13, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property in the name of the Servicer on behalf of the Trustee, and (iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by the Servicer outside of its usual procedures for Mortgage Loans held in its own portfolio the Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Certificate Insurer. The Trustee hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the provisions of this paragraph; provided, however, that instruments of satisfaction, cancellation, release or discharge shall only be executed with respect to Mortgage Loans paid in full or foreclosed (or with respect to which payment in full has been escrowed). Revocation of the power of attorney created by the preceding sentence shall take effect upon (i) the receipt by the Servicer of written notice thereof from the Trustee, (ii) an Event of Default or (iii) the termination of the Trust Fund. The Trustee shall execute any documentation furnished to it by the Servicer for recordation by the Servicer in the appropriate jurisdictions, as shall be necessary to effectuate the foregoing. Subject to Sections 5.12 and 5.13, the Trustee shall, if necessary, execute additional powers of attorney to the Servicer or any Subservicer and furnish them with any other documents as the Servicer or such Subservicer shall reasonably request to enable the Servicer and such Subservicer to carry out their respective servicing and administrative duties hereunder.

     Upon the request of the Trustee, the Servicer shall send to the Trustee and, if requested by the Certificate Insurer, the Certificate Insurer, the details concerning the servicing of the Mortgage Loans on computer generated tape, diskette or other machine readable format which is mutually agreeable.

     The Servicer shall give prompt written notice to the Trustee and the Certificate Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

     Servicing Advances incurred by the Servicer or any Subservicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Servicer or such Subservicer to the extent provided in Section 5.21(b) hereof.

     Section 5.02. Subservicers. (a) The Servicer may, with the prior written consent of the Certificate Insurer, enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is acceptable to the Certificate Insurer and which, (v) is an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution, the deposit accounts of which are insured by the FDIC, (w) a FHLMC or FNMA approved mortgage servicer, (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, (y) has experience servicing Mortgage Loans that are similar to the Mortgage Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles). The Servicer shall give written notice to the Trustee, the Certificateholders, the Certificate Insurer and the Rating Agencies of the appointment of any Subservicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Subservicer has received such payments. Each Subservicer shall be required to service the Mortgage Loans in accordance with this Agreement and any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall not amend any such Subservicing Agreement without the Certificate Insurer's prior written consent. Each Subservicing Agreement shall provide that the Trustee (if acting as successor Servicer) or any other successor Servicer shall have the option to terminate such agreement without payment of any fees if the original Servicer is terminated or resigns. The Servicer shall deliver to the Trustee and the Certificate Insurer copies of all Subservicing Agreements, and any amendments or modifications thereof promptly upon the Servicer's execution and delivery of such instrument.

     The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement.

     (b) The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer that qualifies under this Section.

     As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee, the Certificateholders and the Certificate Insurer, shall enforce the obligations of each Subservicer under the related Subservicing Agreement and of the Originator and the Seller under the Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 3.03 hereof and Section 7 of the Purchase Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of any Subservicing Agreement, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement (except against the Seller) at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the Purchase Agreement against the Originator shall be effected by the Servicer to the extent it is not the Originator, and otherwise by the Trustee, in accordance with the foregoing provisions of this paragraph.

     (c) Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in paragraph (d) below. The Servicer shall be solely liable for all fees and expenses owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees and expenses.

     (d) In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 7.02 or by another successor Servicer, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by the Trustee or other successor Servicer without act or deed on part of the Trustee except that (i) the predecessor Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and
(ii) none of the Trustee, its designee or any successor Servicer shall be deemed to have assumed any liability or obligation of the predecessor Servicer that arose before it ceased to be the Servicer; provided, however, that the Trustee (if acting as successor Servicer) or any other successor Servicer may, with the consent of the Certificate Insurer, and shall, at the direction of the Certificate Insurer, terminate the Subservicer as provided in Section 5.02.

     The Servicer shall, upon the reasonable request of the Trustee but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     Section 5.03. Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policy, following Accepted Servicing Practices.

     (b) The Servicer shall establish and maintain at one or more Designated Depository Institutions in the name of the Trustee the Collection Account, in trust for the benefit of the Certificateholders and the Certificate Insurer. The Collection Account shall be established and maintained as an Eligible Account. If the institution at any time holding the Collection Account ceases to be eligible as a Designated Depository Institution hereunder, then the Servicer shall immediately be required to name a successor institution meeting the requirements for a Designated Depository Institution hereunder. If the Servicer fails to name such a successor institution, then the Collection Account shall thenceforth be held as a trust account with a qualifying Designated Depository Institution selected by the Trustee. The Servicer shall notify the Trustee and the Certificate Insurer if there is a change in the name, account number or institution holding the Collection Account.

     The Servicer shall deposit in the Collection Account (i) on the Closing Date, any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-off Date and (ii) thereafter, on a daily basis within three Business Days of receipt (except as otherwise permitted herein), the following payments and collections received or made by it:

          (i) all payments received after the Cut-off Date on account of principal on the Mortgage Loans (other than payments of principal due on or prior to the Cut-off Date) and all Principal Prepayments in Full, Curtailments and all Net REO Proceeds collected after the Cut-off Date;

          (ii) all payments received after the Cut-off Date on account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Cut-off Date), including all Prepayment Premiums;

          (iii) all Net Liquidation Proceeds;

          (iv) all Insurance Proceeds;

          (v) all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.04 and 3.03; and

          (vii) any amount expressly required to be deposited in the Collection Account in accordance with certain provisions of this Agreement, including, without limitation Sections 2.04(b), 2.04(c), 3.03(b), 3.03(c), 5.06, 5.07 and 5.18 of this Agreement; provided, however, that the Servicer shall be entitled, at its election, either (a) to withhold and to pay to itself the applicable Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein.

     The Servicer shall invest the funds in the Collection Account only in Permitted Investments, and any such investment shall mature no later than the Business Day immediately preceding the next Servicer Remittance Date. No Permitted Investment shall be sold or disposed of at a gain prior to maturity. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Servicer as additional servicing compensation and may only be withdrawn from the Collection Account by the Servicer immediately following the remittance to the Trustee on each Servicer Remittance Date by the Servicer in accordance with the terms hereof. The amount of any net losses incurred in respect of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

     The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the first paragraph of Section 5.14 need not be deposited by the Servicer in the Collection Account. If the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Servicer in the Collection Account shall be held in the Collection Account for the account of the Trustee in trust for the Certificateholders and the Certificate Insurer until disbursed in accordance with Section 6.01 or withdrawn in accordance with Section 5.04.

     (c) The Collection Account may, upon written notice by the Trustee to the Certificate Insurer, be transferred to a different Designated Depository Institution so long as such transfer is to an Eligible Account.

     Section 5.04. Permitted Withdrawals from the Collection Account. The Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

     (a) to reimburse itself for any accrued unpaid Servicing Fees and for unreimbursed Periodic Advances and Servicing Advances; provided, however, that the Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances and Periodic Advances shall be limited to late collections on the related Mortgage Loan and to Liquidation Proceeds, REO Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed limited as follows: The Servicer's right to reimbursement of unpaid Servicing Fees shall be limited to the portion of such amounts allocable to interest; the Servicer's right to reimbursement of Periodic Advances from late collections shall be limited to the portion of any Monthly Payment allocable to principal and interest; and the Servicer's right to reimbursement of Servicing Advances from late collections shall be limited to amounts allocable to escrow payments for taxes, assessments or insurance, to the extent that such Servicing Advances were made for such purposes.

     (b) to reimburse itself for any Periodic Advances and Servicing Advances determined to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

     (c) [Reserved]

     (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

     (e) to pay itself Servicing Compensation owed pursuant to Section 5.14 hereof to the extent not retained or paid pursuant to Section 5.03 or 5.14;

     (f) to pay to the Seller or the Originator, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 8.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

     (g) to pay to the Seller with respect to each Mortgage Loan the amount of interest accrued and unpaid on such Mortgage Loan on the Cut-off Date;

     (h) to remit to the Trustee amounts to be deposited into the Certificate Account in the amounts and in the manner provided for herein;

     (i) to pay itself any net interest earned on or net investment income earned with respect to funds in the Collection Account; and

     (j) to clear and terminate the Collection Account upon the termination of this Agreement.

     The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

     In addition, if (a) there has been a draw on the Certificate Insurance Policy for which the Originator or the Servicer is required to reimburse the Certificate Insurer pursuant to the Insurance Agreement; (b) the Originator or the Servicer has reimbursed the Certificate Insurer for all such amounts required by the Insurance Agreement (c) the Certificate Insurer has paid the draw amount to the Trustee for the benefit of the Insured Certificateholders and (d) the Servicer has received late payments on the Mortgage Loans in respect of which such draw was made, then the Servicer may, upon notice to the Trustee and the Certificate Insurer, reimburse itself or the Originator, as applicable, from such late payments for the draw amount.

     Section 5.05. Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting casualty insurance coverage. With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and casualty insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor. The Servicer shall effect payment of taxes, assessments, primary mortgage or hazard insurance premiums and other charges which are or may become a lien upon the Mortgaged Property prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable but the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer pursuant to Section 5.04 out of Liquidation Proceeds, Insurance Proceeds or other recoveries.

     Section 5.06. Maintenance Of Casualty Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements that are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. The Servicer shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, and shall be named as loss payee. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders and the Certificate Insurer, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Insurance Policies shall require the insurer to provide the mortgagee with 30 days' notice prior to any cancellation or as otherwise required by law.

     (b) Amounts collected by the Servicer under any Insurance Policies net of amounts remitted to the Mortgagor for repairs shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 5.04.

     Section 5.07. Maintenance of Mortgage Impairment Insurance Policy. In the event that the Servicer shall obtain and maintain a blanket policy (a "Mortgage Impairment Insurance Policy") with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of
Section 5.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of Section 5.06, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, Certificateholders and the Certificate Insurer, claims under any such blanket policy in a timely fashion in accordance with the terms of such Insurance Policy.

     Section 5.08. Fidelity Bond; Errors and Omissions Policy. The Servicer (including the Trustee if it shall become the Servicer hereunder) agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of FNMA Guide or any successor provision thereof; provided, however, that in any event that the fidelity bond or the errors and omissions coverage is no longer in effect, the Servicer shall notify the Trustee and the Trustee shall promptly give such notice to the Certificate Insurer and the Certificateholders and shall secure replacement coverage in conformity with this Section.

     Section 5.09. Collection of Taxes, Assessments and Other Items; Servicing Account. In addition to the Collection Account, the Servicer shall establish and maintain a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Fund.

     Section 5.10. Periodic Filings With The Securities And Exchange Commission; Additional Information. The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Trustee shall prepare or cause to be prepared, on the basis of information supplied by the Servicer, Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law, for filing with the Securities and Exchange Commission (the "SEC"). The Trustee shall sign each such report on behalf of the Trust Fund. The Trustee will forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Trustee agrees to use its best efforts to seek to terminate such filing obligation promptly after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Trustee shall deliver to the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Trust Fund.

     The Servicer and the Depositor each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their control and customarily generated related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

     Section 5.11. Enforcement of Due-on-Sale Clauses; Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage originating activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, no material term of the Mortgage Loan (including, without limitation, the required monthly payment on the related Mortgage Loan, the stated maturity, the outstanding principal amount or the Mortgage Rate) shall be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Subservicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 5.12. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee on behalf of the Trust Fund of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 5.18. In connection with such foreclosure or other conversion, the Servicer shall use Accepted Servicing Practices. Any amounts so advanced including any amounts described below regarding environmental inspections shall constitute "Servicing Advances" within the meaning of
Section 5.21(b) hereof. The Servicer shall sell any REO Property within 35 months from the close of the taxable year of its acquisition by the Trust Fund, at such price as the Servicer in good faith deems necessary to comply with this covenant unless the Servicer obtains for the Certificate Insurer and the Trustee, an Opinion of Counsel (the expense of which opinion shall be a Servicing Advance) experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee, addressed to the Certificate Insurer, the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust Fund or any REMIC as defined in Section 860F of the Code or cause either REMIC to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are Outstanding. Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders and the Certificate Insurer, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders and the Certificate Insurer for the period prior to the sale of such REO Property. If the Servicer has actual knowledge of any environmental or hazardous waste risk with respect to the Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or deed in lieu of foreclosure, the Servicer will cause an environmental inspection of the Mortgaged Property in accordance with Accepted Servicing Practices. If such environmental audit or report reveals or if the Servicer has knowledge or notice that such Mortgaged Property contains such wastes or substances or are within one mile of the site of such wastes or substances, the Servicer shall not foreclose or accept deed in lieu of foreclosure without the prior written consent of the Certificate Insurer.

     (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a Liquidated Mortgage Loan and the Servicer shall promptly submit a liquidation report to the Certificate Insurer in form acceptable to the Certificate Insurer as attached hereto as Exhibit L.

     (c) The Servicer shall not agree to any modification, waiver or amendment of any provision of any Mortgage Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Mortgage Loan and the Servicer shall not: (i) permit (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the Principal Balance (except for reductions resulting from actual payments of principal) or extend the maturity date of such Mortgage Loan or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under
Section 1001 of the Code (or Treasury regulations promulgated thereunder) and
(B) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions; provided that the Certificate Insurer's prior written consent shall be required for any modification, waiver or amendment if the aggregate number of Mortgage Loans outstanding which have been modified, waived or amended exceeds 5% of the number of Mortgage Loans as of the Cut-off Date. Notwithstanding anything set out in this Section 5.12(c) or elsewhere in this Agreement to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Mortgage Loan if required by statute or a court of competent jurisdiction to do so.

     Section 5.13. Trustee to Cooperate; Release of Mortgage Files. (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee or the Custodian on behalf of the Trustee a written request and certification of the Servicer substantially in the form attached hereto as Exhibit H signed by a Servicing Officer which states the purpose of the release of a Mortgage File. Upon receipt of such written request and certification, the Trustee or the Custodian on behalf of the Trustee will promptly release the related Mortgage File, in trust, to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account, the Certificate Account, the Trustee or the Trust Fund. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

     (b) [Reserved]

     (c) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Custodian shall release the related Mortgage File to the Servicer, promptly upon a written request and certification of the Servicer in form attached hereto as Exhibit H signed by a Servicing Officer, which states the purpose of the release of a Mortgage File; provided, however, that no more than 10% of the outstanding Mortgage Loans (by number) shall be released to the Servicer at any time without the prior written consent of the Certificate Insurer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee or the Custodian on behalf of the Trustee when the need therefore by the Servicer no longer exists.

     (d) In all cases where the Servicer needs the Trustee to sign any document or to release a Mortgage File within a particular period of time, the Servicer shall notify a Responsible Officer of the Trustee by telephone of such need and the Trustee shall thereon use its best efforts to comply with the Servicer's needs, but in any event will comply within two Business Days of such request.

     (e) No costs associated with the procedures described in this Section
5.13 shall be an expense of the Trust Fund.

     (f) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer, with copies to the Certificate Insurer, any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required.

     Section 5.14. Servicing Fee; Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to be paid (or to retain) the amount of the related Servicing Fee with respect to each Mortgage Loan, but only to the extent of payments or recoveries allocable to interest thereon. Additional servicing compensation in the form of release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees (other than Prepayment Premiums) and similar items may, to the extent collected from Mortgagors, be retained by the Servicer, unless a successor Servicer is appointed pursuant to Section 7.02 hereof, in which case the successor Servicer shall be entitled to such fees as are agreed upon by the Trustee, the Certificate Insurer and the successor Servicer. In addition, the Servicer shall be entitled to retain, as additional servicing compensation, investment earnings, net of losses, on amounts on deposit in the Collection Account and in the Certificate Account, to the extent provided in
Section 6.01.

     The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement.

     The aggregate Servicing Fee shall be offset as provided in Section 5.20. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 5.05) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 5.15. Reports to the Trustee and the Depositor; Collection Account Statements. Not later than 15 days after each Distribution Date, the Servicer shall provide to the Trustee, the Certificate Insurer and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in Section 5.04 and the aggregate of deposits into the Certificate Accounts as specified in Section 6.05(a). Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

     Section 5.16. Annual Statement as to Compliance. The Servicer, at its own expense, will deliver to the Trustee, the Certificate Insurer, the Depositor, and the Rating Agencies, on or before April 15 of each year, commencing in 2000, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

     The Servicer shall deliver to the Trustee, the Depositor, the Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default.

     Section 5.17. Annual Independent Public Accountants' Servicing Report. On or before April 15 of each year, commencing in 2000, the Servicer, at its own expense, shall cause to be delivered to the Trustee, the Certificate Insurer, the Depositor, and the Rating Agencies a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee, the Certificate Insurer and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trustee.

     Section 5.18. Purchase of Defaulted Mortgage Loans. (a) Subject to paragraph (b) below, the Servicer shall have the option, but not the obligation, to purchase for its own account any Mortgage Loan that becomes Delinquent, in whole or in part, as to at least three consecutive Monthly Payments, or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer; provided, however, that the Servicer may not purchase any such Mortgage Loan unless the Servicer has delivered to the Trustee and the Certificate Insurer, at the Servicer's expense, an Opinion of Counsel acceptable to the Certificate Insurer and to the Trustee to the effect that such a purchase would not constitute a Prohibited Transaction for the Trust Fund or otherwise subject the Trust Fund to tax and would not jeopardize the status of the Trust Fund as a REMIC. Any such Mortgage Loan so purchased shall be purchased by the Servicer on or prior to a Servicer Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Collection Account.

     (b) If a Mortgage Loan to be purchased by the Servicer pursuant to paragraph (a) above is the greatest number of days Delinquent of all then Delinquent Mortgage Loans (including Mortgage Loans relating to REO Property), the Servicer may purchase such Mortgage Loan without having first notified the Certificate Insurer of such purchase. In all other cases, the Servicer must notify the Certificate Insurer and the Trustee, in writing, of its intent to purchase a Mortgage Loan and the Servicer may not purchase such Mortgage Loan without the written consent of the Certificate Insurer.

     Section 5.19. Reports to be Provided by the Servicer. The Servicer shall provide to the Trustee, the Depositor and the Certificate Insurer access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable prior notice and during normal business hours at the offices of the Servicer designated by it.

     Upon any change in the format of the computer tape or file maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape or file to the Trustee, and in addition shall provide a copy of such computer tape or file to the Trustee and the Certificate Insurer at such other times as the Trustee or the Certificate Insurer may reasonably request.

     The Servicer shall deliver to the Depositor, the Seller, the Trustee and the Certificate Insurer monthly, not later than the close of business on the 20th day of each month (or, if such 20th day is not a Business Day, the immediately preceding Business Day), such information, in a format mutually agreeable to the Servicer and the Trustee, as is necessary for the calculation of distributions and preparation of the reports required to be delivered by the Trustee under Section 6.07.

     In addition, on each Servicer Remittance Date, the Servicer shall deliver to the Trustee, the Depositor and the Certificate Insurer a monthly servicing report with respect to each Mortgage Pool, containing (without limitation) the following information: principal and interest collected in respect of the Mortgage Loans, scheduled principal and interest that was due on the Mortgage Loans, relevant information with respect to Liquidated Mortgage Loans, if any, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the Mortgage Loans and any other information requested by the Certificate Insurer (including, without limitation, a liquidation report with respect to each Liquidated Mortgage
Loan). In addition, the Servicer shall inform the Trustee and the Certificate Insurer on each Servicer Remittance Date, with respect to each Mortgage Pool, of the amounts of any Loan Purchase Prices or Substitution Amounts so remitted during the related Prepayment Period, and of the Principal Balance of the three Mortgage Loans having the largest Principal Balance for the related Distribution Date. The Servicer shall report to the Trustee and the Certificate Insurer on each Servicer Remittance Date, commencing in July 1999, all amounts netted against collections during the preceding Prepayment Period, including, without limitation, the Servicing Fees retained and the expenses (including unreimbursed Servicing Advances and unreimbursed Periodic Advances) retained from Liquidation Proceeds.

     Section 5.20. Adjustment of Servicing Compensation In Respect of Prepaid Mortgage Loans. The aggregate amount of the Servicing Fees that the Servicer shall be entitled to receive with respect to all of the Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Compensating Interest with respect to all Mortgage Loans that were subjects of Principal Prepayments in Full or Curtailments during the month preceding the month of such Distribution Date, calculated as provided in Section 6.09. The amount of any offset against the aggregate Servicing Fee with respect to any Distribution Date under this Section 5.20 shall be limited to the aggregate amount of the Servicing Fees otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to such Distribution Date.

     Section 5.21. Periodic Advances. (a) On or before each Servicer Remittance Date, the Servicer shall be required to remit to the Trustee for deposit to the Certificate Account out of the Servicer's own funds or from collections on any Mortgage Loans that are not required to be remitted to the Trustee on such Servicer Remittance Date (all or any portion of such amount to be replaced on future Servicer Remittance Dates) any Periodic Advances for such date.

     The Servicer shall be permitted to reimburse itself on any Business Day for any Periodic Advances paid from the Servicer's own funds, from late collections on the related Mortgage Loan or as provided in Section 5.04.

     Notwithstanding the foregoing, in the event that the Servicer determines in accordance with the servicing standards set out herein that any proposed Periodic Advance would be a Nonrecoverable Advance, the Servicer shall not be required to make Periodic Advances with respect to such Mortgage Loan. To the extent that the Servicer previously has made any Periodic Advance with respect to a Mortgage Loan that the Servicer subsequently determines is a Nonrecoverable Advance, the Servicer shall be entitled to reimbursement for such aggregate Nonrecoverable Advances from collections on any Mortgage Loan on deposit in the Collection Account. The Servicer shall give written notice of such determination as to why such amount would not be recoverable to the Trustee and the Certificate Insurer; the Trustee shall promptly furnish a copy of such notice to the Holders of the Class R Certificates; provided, further, that the Servicer shall be entitled to recover any unreimbursed Periodic Advances in accordance with Section 5.04.

     (b) The Servicer will pay all "out-of-pocket" costs and expenses relating to a Mortgagor delinquency or default or other unanticipated event incurred in the performance of its servicing obligations, including, but not limited to,
(i) property preservation expenses, (ii) the cost of any enforcement or judicial proceedings, including foreclosures, (iii) the cost of the management and liquidation of REO Property, and (iv) advances required by Section 5.12(a), except to the extent that such amounts are determined by the Servicer in its reasonable business judgment not to be recoverable. Such costs will constitute Servicing Advances. If the Servicer determines that a Servicing Advance, if made, would be a Nonrecoverable Advance, the Servicer shall make such Servicing Advance only if, in the good faith business judgment of the Servicer, the making of such Servicing Advance is in the best interests of the Certificateholders and the Certificate Insurer. To the extent that the Servicer previously has made any Servicing Advance with respect to a Mortgage Loan that the Servicer subsequently determines is a Nonrecoverable Advance, the Servicer shall be entitled to reimbursement for such aggregate Nonrecoverable Advances from collections on any Mortgage Loan on deposit in the Collection Account. The Servicer shall give written notice of such determination as to why such amount would not be recoverable to the Trustee and the Certificate Insurer; the Trustee shall promptly furnish a copy of such notice to the Holders of the Class R Certificates; provided, further, that the Servicer shall be entitled to recover any unreimbursed Servicing Advances in accordance with Section 5.04.

     (c) Any cost incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     Section 5.22. Inspections by Certificate Insurer. At any reasonable time and from time to time upon reasonable notice, the Trustee, the Certificate Insurer, any Certificateholder of a Residual Certificate, or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

     Section 5.23. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

     (b) Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business or assets of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation is acceptable to the Certificate Insurer and has a Tangible Net Worth not less than the Tangible Net Worth Requirement.

     Section 5.24. Assignment of Agreement by Servicer; Servicer Not to Resign. The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Certificate Insurer and the Trustee or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel to such effect delivered to the Trustee, the Seller, the Depositor and the Certificate Insurer. No such assignment or resignation shall become effective until the Trustee or a successor Servicer appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 7.02. The Servicer shall provide the Trustee, the Rating Agencies and the Certificate Insurer with 30 days prior written notice of its intention to resign pursuant to this Section 5.24.

     Section 5.25. Information Reports to be Filed by the Servicer. The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.

     Section 5.26. MERS. (a) The Servicer shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

     (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans.

     (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
3.15 or Section 9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Servicer and any successor Servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

     Section 5.27. Waiver of Prepayment Premiums. The Servicer shall not waive any Prepayment Premium, whether in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default or otherwise, unless (i) such waiver would maximize recovery of total proceeds with respect to such Mortgage Loan, taking into account the value of the Prepayment Premium and the related Mortgage Loan and (ii) such waiver is standard and customary in servicing similar mortgage loans. In no event shall the Servicer waive any Prepayment Premium in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

     Section 5.28. Adjustable Rate Mortgage Loans. The Servicer shall enforce each Adjustable Rate Mortgage Loan in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then Mortgage Rate and monthly payment and the Servicer shall timely notify the Mortgagor of any changes to the Mortgage Rate or the Mortgagor's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Mortgage Rate or monthly payment or to notify the Mortgagor of such adjustments, upon the Servicer's discovery of such error and such continued failure, the Servicer shall pay from its own funds any shortage. If the Servicer's continued failure after notice thereof to make a scheduled change affects the Trust Fund's rights to make future adjustments under the terms of such Adjustable Rate Mortgage Loan, the Servicer shall repurchase such Adjustable Rate Mortgage Loan in accordance with the provisions hereof by depositing the Loan Purchase Price in the Collection Account. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Mortgage Loan.

     Section 5.29. Notices of Material Events. The Servicer shall give prompt written notice to the Certificate Insurer, the Trustee and the Rating Agencies of the occurrence of any of the following events:

     (a) Any default or any fact or event of which with notice or the passage of time, or both, would result in the occurrence of a default by the Servicer under any Transaction Document or would constitute a material breach of a representation, warranty or covenant under any Transaction Document;

     (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Servicer to which the Servicer has knowledge in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon the Servicer's ability to perform its obligations under any Transaction Document;

     (c) The commencement of any proceedings by or against the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Servicer; and

     (d) The receipt of notice from any agency or governmental body having authority over the conduct of the Servicer's business that the Servicer is to cease or desist, or to undertake any practice, program, procedure or policy employed by the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Servicer' s business or its ability to perform under the Transaction Document (as defined in the Insurance Agreement) or materially and adversely affect the financial affairs of the Servicer.

     Section 5.30. Purchase of Receivables upon Breach. The Depositor, the Servicer, the Trustee and the Certificate Insurer shall inform the Servicer promptly, in writing, upon the discovery of any breach pursuant to Section 5.12(c). Unless the breach shall have been cured within 60 days following such discovery thereof by the Servicer or the receipt by the Servicer of written notice of such breach, the Servicer shall be obligated to purchase any Mortgage Loan in which the interests of the Certificateholders or the Certificate Insurer are materially and adversely affected by such breach as of the first day succeeding the end of such 60 day period that is the last day of a Due Period. In the event of any such repurchase pursuant to this Section, a REMIC Opinion shall be required to be delivered by the Servicer. Any required purchase or substitution, if delayed by the absence of such opinion, shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion. In the event that any such repurchase results in a "prohibited transaction," the Trustee shall immediately notify the Servicer in writing thereof and the Servicer shall, within 10 days of receiving notice thereof from the Trustee, deposit the amount due from the Trust Fund with the Trustee for the payment thereof, including any interest and penalties, in immediately available funds. In consideration of the purchase of any such Mortgage Loan pursuant to the preceding sentence, the Servicer shall remit the Loan Purchase Price to the Collection Account. The sole remedy of the Trustee or the Certificateholders with respect to such a breach shall be to require the Servicer to purchase Mortgage Loans pursuant to this Section and the indemnity provided in Section 10.01(g) and Section 10.03 hereof. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Mortgage Loan pursuant to this Section.

                                  ARTICLE VI

                          DISTRIBUTIONS AND PAYMENTS

     Section 6.01. Establishment of Certificate Accounts; Deposits to the Certificate Accounts. (a) The Trustee shall establish and maintain a Certificate Account in the name of the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer. The Certificate Account shall be an Eligible Account.

     (b) The Trustee shall invest the funds in the Certificate Account only in Permitted Investments as directed in writing by the Servicer. With respect to each Distribution Date, one day's investment income realized from any such Permitted Investment shall be for the benefit of the Trustee as additional compensation, and the remainder of the investment income from such Permitted Investments with respect to such Distribution Date shall be paid to the Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the related Certificate Account by the Servicer out of its own funds immediately as realized.

     Section 6.02. Permitted Withdrawals from the Certificate Account. The Trustee shall withdraw or cause to be withdrawn funds from the Certificate Account for the following purposes:

     (a) to effect the distributions described in Section 6.05;

     (b) to pay to the Seller or the Originator, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to the Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance was determined;

     (c) to pay itself and the Servicer any interest earned on or investment income earned with respect to funds in the Certificate Account as provided in
Section 6.01;

     (d) to return to the Collection Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

     (e) to clear and terminate the Certificate Account upon termination of any of the Trust Fund pursuant to Article VIII.

     The Trustee shall keep and maintain a separate accounting for withdrawals from the Certificate Account pursuant to each of subclauses (a) through (e) listed above.

     Section 6.03. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall apply it as provided in this Agreement.

     Section 6.04. The Certificate Insurance Policy. (a) If, on the third Business Day before any Distribution Date, the Trustee determines that a Deficiency Amount exists for such Distribution Date, the Trustee shall determine the amount of any such Insured Payment and shall give notice to the Certificate Insurer by completing a notice in the form of Exhibit A to the Certificate Insurance Policy and submitting such notice by 12:00 noon New York City time on such third Business Day as a claim for an Insured Payment. The Trustee's responsibility for delivering a notice to the Certificate Insurer, as provided in the preceding sentence, is limited to the availability, timeliness and accuracy of the information provided by the Servicer.

     (b) In the event that the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on an Insured Certificates has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify the Certificate Insurer, as appropriate, and the Fiscal Agent, if any, and
(ii) comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided payment. In addition, the Trustee shall mail notice to all Holders of Insured Certificates so affected that, in the event that any such Holder's payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Certificate Insurance Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to the Certificate Insurer and the appropriate Fiscal Agent, if any, its records listing the payments on the affected Insured Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

     (c) The Trustee shall establish a separate Eligible Account for the benefit of Holders of the Insured Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit upon receipt any amount paid under the Certificate Insurance Policy in the Certificate Insurance Payments Account and distribute such amount only for purposes of payment to Insured Certificateholders of the Insured Payment and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Insurance Policy, to the extent needed to pay the Insured Payment shall be transferred by the Trustee from the Certificate Insurance Payments Account to the Certificate Account on the related Distribution Date and disbursed by the Trustee to Insured Certificateholders in accordance with Section 6.05. It shall not be necessary for payments made under the Certificate Insurance Policy to be made by checks or wire transfers separate from other amounts distributed pursuant to Section
6.05. However, the amount of any payment of principal or of interest on the Certificates to be paid from funds transferred from the Certificate Insurance Payments Account shall be noted as provided in paragraph (d) below. Funds held in the Certificate Insurance Payments Account shall not be invested. Any funds remaining in the Certificate Insurance Payments Account on the first Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Business Day.

     (d) The Trustee Remittance Report shall indicate the amount of interest and principal paid in respect of the Insured Certificates from moneys received under the Certificate Insurance Policy. The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Insured Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

     (e) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Insured Certificates. Each Certificateholder, by its acceptance of a Certificate, the Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

     (f) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Insured Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of such Certificates from the Trust Fund and shall not result in the payment of or the provision for the payment of the principal of or interest on such Certificates within the meaning of Section 6.05. The Depositor, the Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Servicer, the Trustee or the Certificate Registrar
(a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Certificates to the Holders of such Insured Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust Fund and (b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     The Trustee, the Depositor and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth therein.

     (g) The Trustee will hold the Certificate Insurance Policy in trust for the benefit of the Insured Certificateholders for the purpose of making claims thereon and distributing the proceeds thereof. Each Insured Certificateholder, by accepting its Insured Certificates, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Insurance Policy.

     Section 6.05. Distributions. (a) Not later than the close of business on each Servicer Remittance Date, the Servicer shall remit to the Trustee for deposit into the Certificate Account from funds on deposit in the Collection Account an amount equal to the Total Distribution Amount.

     (b) With respect to funds deposited in the Certificate Account, on each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

          (i) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

               first, to the Trustee, the Trustee Fee for such date;

               second, to the Certificate Insurer, the Premium Amount for such date;

               third, concurrently, in proportion to the aggregate amount of interest otherwise distributable thereon, to the Class A1 and Class A2 Certificates, Current Interest for each such Class and such date and any Carryforward Interest for each such Class and such date;

               fourth, to the Certificate Insurer, in reimbursement of any Reimbursement Amount not yet reimbursed, to the extent that such amount was paid in respect of Current Interest on the Insured Certificates, together with interest thereon at the Late Payment Rate;

               fifth, to the Class B Certificates, Current Interest for such Class for such date; and

               sixth, for application as part of Monthly Excess Cashflow for such date, as provided in subsection (b)(iii) of this Section, any Interest Remittance Amount remaining after application pursuant to clauses first through fifth above.

          (ii) On each Distribution Date, the Trustee shall distribute the Principal Remittance Amount for each Mortgage Pool for such date in the following order of priority:

               first, to the Class A1 Certificates, in the case of Pool 1, and to the Class A2 Certificates, in the case of Pool 2, (a) prior to the Stepdown Date, the Principal Distribution Amount for the related Mortgage Pool for such date and (b) on and after the Stepdown Date, the Senior Principal Distribution Amount for such Mortgage Pool for such date, until the Class Principal Amount of each such Class has been reduced to zero;

               second, to the Class A1 Certificates, (a) prior to the Stepdown Date, any Principal Distribution Amount for Pool 2 for such date remaining after application pursuant to clause first above, and (b) on and after the Stepdown Date, any Senior Principal Distribution Amount for Pool 2 for such date remaining after application pursuant to clause first above ; and to the Class A2 Certificates, (a) before the Stepdown Date, any Principal Distribution Amount for Pool 1 for such date remaining after application pursuant to clause first above, and (b) on and after the Stepdown Date, any Senior Principal Distribution Amount for Pool 1 for such date remaining after application pursuant to clause first above;

               third, to the Certificate Insurer, in reimbursement of any Reimbursement Amount not yet reimbursed, to the extent that such amount was paid in respect of a Subordination Deficit, together with interest thereon at the Late Payment Rate;

               fourth, to the Class B Certificates, the lesser of (x) the amount, if any, by which (1) the aggregate of the Principal Distribution Amounts for both Mortgage Pools for such date exceeds
          (2) the amount distributed to the Senior Certificates pursuant to clauses first and second above on such date and (y) the Class B Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero; and

               fifth, for application as part of Monthly Excess Cashflow for such date, as provided in subsection (b)(iii) of this Section, any Principal Remittance Amount remaining after application pursuant to clauses first through fourth above.

          (iii) On each Distribution Date, the Trustee shall distribute (x) the Monthly Excess Cashflow for such date and (y) any additional amounts required under Section 6.15(c) hereof to be distributed from the Reserve Fund pursuant to clauses sixth and seventh below, in the following order of priority:

               first, to the Certificate Insurer, in reimbursement of any Reimbursement Amount;

               second, to the extent of Monthly Excess Interest for such date, to fund the Aggregate Extra Principal Distribution Amount or the Senior Principal Distribution Amount, as applicable, for such date;

               third, to the Class B Certificates, any Carryforward Interest for such date;

               fourth, to the Class B Certificates, any Deferred Amount for such date;

               fifth, for deposit into the Reserve Fund, as required under
          Section 6.15(c) of this Agreement;

               sixth, from the Reserve Fund, concurrently, to the Senior Certificates, in proportion to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each such Class for such date;

               seventh, from the Reserve Fund, to the Class B Certificates, in an amount equal to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class for such date;

               eighth, pro rata to (x) the Trustee, any amounts payable or reimbursable thereto under Section 9.05 hereof, (y) the Servicer, any amounts payable or reimbursable thereto under Section 7.02 (with respect to successor Servicers) and Section 11.01 hereof, and (z) the Custodian, any amounts payable or reimbursable thereto by the Trustee or the Trust Fund under the related Custodial Agreement; and

               ninth, to the Class R Certificate, any remaining Monthly Excess Cashflow for such date.

          (iv) On each Distribution Date, the Trustee shall distribute any Insured Payment for such date to the Insured Certificateholders entitled thereto.

          (v) On each Distribution Date, the Trustee shall distribute any amounts withdrawn from the Reserve Fund pursuant to Section 6.15(b)(i) to the Insured Certificateholders in accordance with the priorities set forth in Section 6.05(b)(i) and (ii).

          (vi) On each Distribution Date, the Trustee shall distribute the amount of all Prepayment Premiums received by the Servicer during the related Prepayment Period to the holder of the Class R Certificate.

     Section 6.06. Investment of Accounts. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, other than the Collection Account and the Certificate Insurance Payments Account, held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Servicer (with respect to the Certificate Account) or the Depositor (with respect to any Pre-Funding Account or Capitalized Interest Account) in one or more Permitted Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts in Permitted Investments described in paragraph (d) of the definition of Permitted Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date).

     (b) Subject to Section 9.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     Section 6.07. Reports by Trustee. (a) On each Distribution Date the Trustee shall provide to each Holder, to the Servicer, to the Certificate Insurer, to Deutsche Bank Securities Inc., to the Depositor and to the Rating Agencies a report (the "Trustee Remittance Report"), setting forth information including, without limitation, the following information:

          (i) the amount of the distribution with respect to each Class of Certificates;

          (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Principal Prepayments in Full and Curtailments or other unscheduled recoveries of principal included therein;

          (iii) the amount of such distributions allocable to interest and the calculation thereof;

          (iv) the Class Principal Amount or Class Notional Amount of each Class of Regular Certificates as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

          (v) the amount of any Insured Payment included in the amounts distributed to the Insured Certificateholders on such Distribution Date;

          (vi) the total of any Substitution Adjustments and any Loan Purchase Price amounts included in such distribution;

          (vii) the amounts, if any, of any Realized Losses for the Prepayment Period immediately preceding such Distribution Date and the cumulative amount of Realized Losses from the Closing Date;

          (viii) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04 for the related Distribution Date and, since the Closing Date, the cumulative number and Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04;

          (ix) the Interest Rate applicable to each Class of Certificates for such Distribution Date;

          (x) the amount of any outstanding Carryforward Interest for each Class of Certificates;

          (xi) the amount of any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each Class of Certificates;

          (xii) the amount of any unreimbursed Deferred Amount for the Class B Certificates;

          (xiii) the amount of any Periodic Advances included in distributions on such date;

          (xiv) the amount of any Reimbursement Amount paid to the Certificate Insurer on such date;

          (xv) the amount of the Servicing Fees, Trustee Fee and Premium Amount with respect to that date;

          (xvi) the amount of any distribution to the Residual Certificates on that date; and

          (xvii) the Available Funds for such Distribution Date;

          (xviii) the amount on deposit in the Cap Agreement Subaccount and the Basis Risk Subaccount of the Reserve Fund before and after withdrawals on such Distribution Date;

          (xix) the Targeted Overcollateralization Amount,
     Overcollateralization Amount and Overcollateralization Deficiency for such Distribution Date;

          (xx) the Senior Optimal Principal Amount for such Distribution Date;

          (xxi) the Class B Optimal Principal Amount for such Distribution
     Date;

          (xxii) LIBOR for such Distribution Date; and

          (xxiii) Monthly Excess Interest and Monthly Excess Cashflow for such Distribution Date.

     Items (i), (ii) and (iii) above shall, with respect to the Regular Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to
(i), (ii) and (iii) with respect to the Certificates for such calendar year. Such information shall be deemed to have been furnished if provided pursuant to the requirements of the Code from time to time in force.

     (b) All distributions made to each Class of Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds at the expense of such Certificateholder to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

     (c) In addition, on each Distribution Date the Trustee will provide to each Holder, to the Certificate Insurer, to the Servicer, to the Depositor and to the Rating Agencies, together with the information described in subsection
(a) preceding, the following information with respect to the Mortgage Loans as of the following dates, as applicable: (1) with respect to Monthly Payments, the close of business on the last day of the related Due Period; (2) with respect to Principal Prepayments in Full, Curtailments, Liquidation Proceeds, Insurance Proceeds, REO Proceeds, Released Mortgaged Property Proceeds and any other unscheduled payments or recoveries, and with respect to Realized Losses, the close of business on the last day of the related Prepayment Period; (3) with respect to Mortgage Loans that are Delinquent, the close of business on the last day of the immediately preceding calendar month and (4) in all other cases, unless otherwise specified, the close of business on the last day of the related Due Period.

          (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof for such Distribution Date, together with the number and aggregate Principal Balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of the Mortgage Loans) of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and
     (C) 90 or more days Delinquent;

          (ii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses
     (i)(A), (i)(B) and (i)(C);

          (iii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

          (iv) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and (i)(C);

          (v) the weighted average Mortgage Rate as of the Due Date occurring in the Due Period related to such Distribution Date;

          (vi) the weighted average remaining term to stated maturity of all Mortgage Loans;

          (vii) the book value of any REO Property;

          (viii) the Total Loan Balance for such Distribution Date and the Pool Balance of each Mortgage Pool for such date;

          (ix) the number of REO Properties and aggregate Principal Balance of REO Mortgage Loans;

          (x) Liquidation Proceeds, Liquidation Expenses and Net Liquidation Proceeds received by the Servicer during the related Prepayment Period;

          (xi) the Annual Loss Percentage;

          (xii) the 90+ Delinquency Percentage for such Distribution Date;

          (xiii) the Three Month Delinquency Rate for such Distribution Date;

          (xiv) the Cumulative Loss Percentage for such Distribution Date;

          (xv) the aggregate Principal Balance of the three Mortgage Loans having the largest Principal Balances in the Mortgage Pool; and

          (xvi) the aggregate outstanding principal balance of Mortgage Loans 270 or more days Delinquent as of the close of the related Due Period.

     Section 6.08. Additional Reports by Trustee. (a) The Trustee shall report to the Depositor, the Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Depositor, the Servicer or the Certificate Insurer may from time to time request in writing.

     (b) From time to time, at the request of the Certificate Insurer, the Trustee shall report to the Certificate Insurer with respect to its actual knowledge of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in the Purchase Agreement or in Section
3.01 or 3.02 hereof.

     Section 6.09. Compensating Interest. Not later than the close of business on the Servicer Remittance Date prior to the Distribution Date, the Servicer shall remit to the Trustee (without right or reimbursement therefor) for deposit into the Certificate Account an amount equal to the lesser of (a) the excess of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full and Curtailments during the related Prepayment Period over (ii) any Prepayment Interest Excess resulting from Principal Prepayments in Full during such Prepayment Period and (b) its aggregate Servicing Fees for such Distribution Date and shall not have the right to reimbursement therefor (the "Compensating Interest").

     Section 6.10. Effect of Payments by the Certificate Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Insured Certificates that is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Certificates from the Trust Fund. The Depositor, the Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Certificateholder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Insured Certificates, and (b) the Certificate Insurer shall be paid such amounts but only from the sources and in the manner provided herein for the payment of such amounts. The Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

     Section 6.11. Allocation of Realized Losses. On each Distribution Date, the Class Principal Amount of the Class B Certificates will be reduced by the amount of any Applied Loss Amount for such date.

     Section 6.12. Pre-Funding Account. [Not applicable].

     Section 6.13. Capitalized Interest Account. [Not applicable].

     Section 6.14. Determination of LIBOR. If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the next succeeding Accrual Period by reference to the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

     If such rate does not appear on Telerate Page 3750, the rate for such day shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for the next applicable Accrual Period shall be the arithmetic mean of those quotations.

     As used herein, "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     If on any LIBOR Determination Date only one or none of the Reference Banks provides the offered quotations, LIBOR for the next applicable Accrual Period shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on such day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If on any LIBOR Determination Date the Trustee is unable to determine LIBOR for an Accrual Period, LIBOR for such Accrual Period shall be LIBOR as determined on the previous LIBOR Determination Date.

     Notwithstanding the foregoing, LIBOR for the next succeeding Accrual Period shall not be based on LIBOR for the immediately preceding Accrual Period for two consecutive LIBOR Determination Dates. If, under the procedures described above, LIBOR for the next succeeding Accrual Period would be based on LIBOR for the previous LIBOR Determination Date for the second consecutive LIBOR Determination Date, the Trustee shall select an alternative index (over which the Trustee has no control) used for determining Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rate of interest applicable to the LIBOR Certificates for the relevant Accrual Period, in the absence of manifest error, shall be final and binding.

     Section 6.15. The Reserve Fund. (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the holders of the Class A1, Class A2 and Class B Certificates and the Certificate Insurer, a Reserve Fund, the sole asset of which on the Closing Date shall be the Cap Agreement. The Reserve Fund shall be an asset of the Trust Fund but shall not be an asset of the REMIC. The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

     The Reserve Fund shall include two subaccounts, the Cap Agreement Subaccount and the Basis Risk Subaccount.

     (b) The Cap Agreement and all payments received thereon and investment income on such amounts shall be assets of the Cap Agreement Subaccount.

          (i) On each Distribution Date, funds shall be withdrawn from the Cap Agreement Subaccount for distribution to Senior Certificateholders in an amount equal to the amount, if any, by which (a) the sum of (i) Current Interest for the Senior Certificates for such date and (ii) the Subordination Deficit for such date, exceeds (b) the Available Funds for such date calculated without giving effect to clause (c) of the definition thereof.

          (ii) On each Distribution Date, funds shall be withdrawn from the Cap Agreement Subaccount and paid to the Certificate Insurer in an amount equal to the outstanding Reimbursement Amount owed to the Certificate Insurer, after giving effect to all other distributions on such Distribution Date.

          (iii) On each Distribution Date on which the sum of the amount on deposit in the Cap Agreement Subaccount on such date after giving effect to withdrawals pursuant to clauses (i) and (ii) above and the Overcollateralization Amount for such date exceeds the Targeted Overcollateralization Amount for such date, such excess shall be transferred to the Basis Risk Subaccount.

     (c) On each Distribution Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer the Required Reserve Fund Deposit from the Certificate Account to the Basis Risk Subaccount pursuant to Section 6.05(b)(iii). The Trustee shall make withdrawals from the Basis Risk Subaccount to make distributions pursuant to Section 6.05(b)(iii). Any amounts on deposit in the Basis Risk Subaccount in excess of the Required Reserve Fund Deposit on such Distribution Date after giving effect to withdrawals therefrom pursuant to Section 6.05(b)(iii) on such date shall be distributed to the Class R Certificate on such Distribution Date.

     (d) Funds in the Reserve Fund shall be invested in Permitted Investments. The Class R Certificate shall evidence ownership of the Reserve Fund solely for federal income tax purposes and for no other purpose, and the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein. In the absence of written instructions from the Class R Certificateholder as to investment of funds on deposit in the Reserve Fund, such funds shall be invested pursuant to clause (d) of the definition of Permitted Investments.

     Upon termination of the Trust Fund, any amounts remaining in the Reserve Fund shall be distributed to the Class R Certificateholder. Each Class R Certificateholder, by its acceptance of a Class R Certificate, acknowledges and agrees that such Certificateholder has and shall have no present interest in the Reserve Fund and the amounts on deposit or to be deposited therein, but shall have only a contingent interest in amounts distributable on the Class R Certificate as provided in this Agreement.

                                 ARTICLE VII

                                    DEFAULT

     Section 7.01. Events of Default. (a) "Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by the Servicer to remit to the Trustee any payment, excluding any Periodic Advance and any Servicing Advance, required to be made by the Servicer under the terms of this Agreement which continues unremedied for one Business Day after delivery of notice thereof to the Servicer;

          (ii) any failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer;

          (iii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (or, if the Servicer is the Originator, the failure of the Originator to repurchase a Mortgage Loan as to which a breach has been established that requires a repurchase pursuant to the terms of the Purchase Agreement), or the failure of any representation and warranty made pursuant to Section 3.01 to be true and correct which continues unremedied for a period of 45 days after the earlier of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, as the case may be, by the Depositor or the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer and (B) actual knowledge of such failure by a Servicing Officer or Responsible Officer of the Servicer; provided, however, that if, prior to the occurrence of a Certificate Insurer Default, the Servicer shall have given notice to the Certificate Insurer of corrective action it proposes to take, which corrective action is agreed in writing by the Certificate Insurer to be satisfactory, such period may be extended by the Certificate Insurer.

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days or shall have resulted in the entry of an order for relief or any such adjudication or appointment;

          (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

          (vi) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (vii) the Servicer no longer meets the qualifications of either a FNMA or FHLMC seller/servicer;

          (viii) the Servicer attempts to assign any of its rights or delegate any of its duties hereunder other than in compliance with the terms of this Agreement;

          (ix) any failure of the Servicer to provide any of the reports and information to the Trustee as provided in Section 5.19 which results in a draw on the Certificate Insurance Policy;

          (x) the Servicer shall fail to satisfy the Servicer Termination Test, or the Tangible Net Worth of the Servicer shall fall below the Tangible Net Worth Requirement and remain below the Tangible Net Worth Requirement for a period of 30 days;

          (xi) any failure of the Servicer to make any Periodic Advance on any Servicer Remittance Date required to be made which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date;

          (xii) the Certificate Insurer notifies the Trustee of an Event of Default with respect to the Servicer under the Insurance Agreement;

          (xiii) the Servicer shall fail to have (a) at any time from the Closing Date through December 31, 1999, committed warehouse facilities in a total amount of at least $325 million, (b) as of the first Business Day of each calendar month beginning on January 1, 2000, committed warehouse facilities in a total amount of at least 125% of the Servicer's average monthly loan originations funded during the three calendar months immediately preceding such Business Day, and the Servicer does not cure such failure during such month of determination by increasing the amount of its committed warehouse facilities, or (c) as of the first Business Day of each calendar month beginning January 1, 2000, committed warehouse facilities in a total amount greater than or equal to the total amount of borrowings under its warehouse facilities (committed and uncommitted), and the Servicer does not cure such failure during such month of determination by increasing the amount of its committed warehouse facilities or by reducing the amount of its borrowings;

          (xiv) the Servicer or Long Beach Financial Corporation (or any successor in interest) shall fail to have positive net income, calculated in accordance with GAAP, in any two consecutive quarters;

          (xv) the Servicer shall incur unsecured indebtedness in an aggregate amount in excess of $2,000,000, as such amount may be increased from time to time by the Certificate Insurer in its reasonable discretion upon Servicer's request; provided, however, that the foregoing restriction on unsecured debt shall not apply to the following debt:

               (A) debt for taxes (including payroll taxes), assessments, governmental charges and levies to the extent that payment is not due at the time, including debt for deferred taxes arising from capitalized excess servicing fees;

               (B) unsecured accounts payable, not the result of borrowing of money, to vendors, suppliers and persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms; and

               (C) unsecured debt that is:

                    1. to the Servicer's or its Affiliate's officers and employees for salary, bonuses or other compensation;

                    2. wholly nonrecourse to the Servicer or any of its subsidiaries (whether under repurchase agreements or otherwise), and

                    3. incurred in the ordinary course of business pursuant to servicing agreements, information service contracts or other contractual agreements between the Servicer and any subservicer, information services provider or other vendor or provider of goods or services; or

          (xvi) the Servicer shall default in any payment on indebtedness, which indebtedness is in excess of $100,000 (after giving effect to all applicable cure periods in any agreements governing such indebtedness).

     (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied the Certificate Insurer may or the Trustee shall, but only at the direction of the Certificate Insurer or the Majority Certificateholders and with the prior written consent of the Certificate Insurer, by notice in writing to the Servicer and a Responsible Officer of the Trustee, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Trustee or its designee approved by the Certificate Insurer (or another successor Servicer appointed by the Certificate Insurer) and the Trustee (or such other successor Servicer, as applicable) is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee or another successor Servicer, as applicable, in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee or another successor Servicer, as applicable, for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Certificate Insurer and the Rating Agencies of the occurrence of an Event of Default. The Certificate Insurer may appoint a successor Servicer other than the Trustee. Until a successor Servicer has been appointed by the Certificate Insurer, the Trustee shall be the successor Servicer in all respects without further action, and all authority and power of the Servicer under this agreement shall pass to and be vested in the Trustee on and after the effective date of termination.

     (c) On or before September 30, 1999 and prior to conclusion of the servicing review described in subsection (d) of this Section, the Certificate Insurer may, in its sole discretion, remove the Servicer, without cause, by providing written notice of termination to the Servicer.

     (d) Between June 30, 1999 and September 30, 1999, the Certificate Insurer may cause a review of the operations of the Servicer. The Certificate Insurer shall bear all costs and expenses of the Certificate Insurer in connection with such review, including (without limitation) fees and expenses of accountants of the Certificate Insurer. Upon the conclusion of such servicing review and receipt of unsatisfactory results, the Certificate Insurer may, in its sole discretion, remove the Servicer, by providing written notice of termination to the Servicer.

     Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time that the Servicer receives a notice of termination pursuant to
Section 7.01, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 5.24, or the Servicer is removed as Servicer pursuant to Section 7.01, in which event the Trustee shall promptly notify the Rating Agencies, and except as otherwise provided in
Section 7.01, the Trustee or another successor acceptable to the Certificate Insurer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.04 and 3.03. The Trustee, as successor Servicer, or any other successor Servicer shall be obligated to pay Compensating Interest pursuant to Section 6.09 in any event and to make advances pursuant to Section 5.21 unless, and only to the extent the Trustee as successor servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 5.04, such determination to be evidenced by a certification of a Responsible Officer of the Trustee, as successor Servicer delivered to the Certificate Insurer.

     (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders with the consent of the Certificate Insurer or the Certificate Insurer so requests in writing to the Trustee, appoint, pursuant to the provisions set forth in paragraph (f) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Notwithstanding the above, the Trustee shall perform all obligations of the Servicer until the Certificate Insurer or the Trustee with the prior written consent of the Certificate Insurer appoints a successor Servicer acceptable to the Certificate Insurer.

     The Certificate Insurer may appoint a successor Servicer other than the Trustee. If the Certificate Insurer fails to appoint a successor Servicer, the Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing an home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans and having equity of not less than $5,000,000 (or such lower level as may be acceptable to the Certificate Insurer), as determined in accordance with generally accepted accounting principles and acceptable to the Certificate Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer (other than the Trustee in its capacity as successor Servicer) so appointed shall be the amount agreed to between the successor Servicer, the Certificate Insurer and the Trustee (up to a maximum of 0.50% per annum on the outstanding Principal Balance of each Mortgage Loan), together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 5.14; provided, however, that if the Trustee becomes the successor Servicer it shall receive as its compensation the same compensation paid to the Servicer immediately prior to the Servicer's removal or resignation. The successor Servicer shall be entitled to set-up expenses, if any, in connection with becoming Servicer pursuant to clause eighth of Section 6.05(b)(iii) hereof.

     (c) [Reserved]

     (d) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification by such successor of all Mortgagors of the transfer of servicing to the extent that the predecessor Servicer fails to do so. The predecessor Servicer agrees to cooperate with the Trustee and any successor Servicer in effecting the termination of the predecessor Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, at the predecessor Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the predecessor Servicer after such removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor Servicer. Any amounts and documents which are property of the Trust Fund held by the predecessor Servicer shall be held in trust on behalf of the Trustee until transferred to the successor Servicer or Trustee. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Certificate Insurer shall have consented in writing thereto, and written notice of such proposed appointment shall have been provided by the Trustee to the Certificate Insurer and to each Certificateholder. The Trustee shall not resign as Servicer until a successor Servicer acceptable to the Certificate Insurer has been appointed.

     (e) Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Certificate Insurer and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 5.14. The Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (f) Notwithstanding anything to the contrary in this Article VII, upon removal or resignation of the Servicer the Trustee shall (i) solicit bids from prospective successor Servicers as described below and (ii) until such time as another successor Servicer is appointed by the Certificate Insurer, assume the duties and obligations of the Servicer. The Trustee agrees to act as Servicer during such solicitation process and shall assume all duties and obligations of the Servicer. The Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions from a list of one or more institutions acceptable to the Certificate Insurer. Such public announcement shall specify that the successor Servicer shall be entitled to servicing compensation in accordance with this Agreement. Within thirty days after the Certificate Insurer has provided the list of eligible institutions as provided above, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price it will pay to obtain servicing provided that the Certificate Insurer has given its prior written consent. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Trustee or the Trust from the Servicer shall be paid by the Trustee to the predecessor Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

     If the Servicer resigns or is replaced hereunder, the costs and expenses of the successor Servicer relating to the transfer of servicing rights and responsibilities remaining, if any, after deduction from the sale price as described in above shall be payable to the successor Servicer pursuant to clause eighth of Section 6.05(b)(iii) hereof.

     (g) The Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately (i) record all Assignments of Mortgage not previously recorded in the name of the Trustee pursuant to
Section 2.03 as a result of an Opinion of Counsel and (ii) make all Periodic Advances and Compensating Interest Payments and deposit them to the Collection Account, which amounts the predecessor Servicer has theretofore failed to remit with respect to the Mortgage Loans.

     (h) The Servicer that is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor.

     (i) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policies, the fidelity bond and an errors and omissions policy pursuant to
Section 5.08 and shall be entitled to the Servicing Compensation and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability or right of the predecessor Servicer which may have arisen or accrued under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

     Section 7.03. Waiver of Defaults. The Certificate Insurer or Majority Certificateholders may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement unless otherwise specified in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

     Section 7.04. Mortgage Loans, Trust Fund and Accounts Held for Benefit of the Certificate Insurer. (a) The Trustee shall hold the Trust Fund and shall hold, directly or indirectly through its Custodian, the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

     (b) The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

     Section 7.05. Rights of the Certificate Insurer to Exercise Rights of Certificateholders. By accepting its Certificate, each Regular Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the Regular Certificateholders for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of the Regular Certificateholders under this Agreement and under each Class of Regular Certificates without any further consent of such Certificateholders.

     Section 7.06. Trustee to Act Solely with Consent of the Certificate Insurer. Unless Certificate Insurer Default exists, the Trustee shall not, without the Certificate Insurer's consent or unless directed by the Certificate Insurer:

     (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 7.01;

     (b) agree to any amendment pursuant to Article XI, provided, however, that such consent shall not be unreasonably withheld; or

     (c) undertake any litigation.

     The Certificate Insurer may, in writing and in its sole discretion renounce all or any of its rights under section 7.04, 7.05 or 7.06 or any requirement for the Certificate Insurer's consent for any period of time.

                                 ARTICLE VIII

                                  TERMINATION

     Section 8.01. Termination. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (ii) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust Fund established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

     (b) In addition, subject to Section 8.02, the Residual Certificateholder may, at its option and at its sole cost and expense, upon 20 days' prior written notice to the Trustee, terminate this Agreement on any date on which the Total Loan Balance is less than 10% of the sum of (x) the Cut-off Date Loan Balance plus (y) the aggregate of the Principal Balances of any Subsequent Mortgage Loans on their respective Subsequent Cut-off Dates, by purchasing, during the Prepayment Period relating to the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties for a price (the "Termination Price") equal to the sum of (i) the greater of
(x) 100% of the unpaid principal balance of each such outstanding Mortgage Loan and each REO Property plus the aggregate amount of accrued and unpaid interest on such Mortgage Loans through the related Due Period and (y) the aggregate Certificate Principal Amount of the Regular Certificates, plus interest accrued and unpaid thereon, (ii) any Deferred Amount not yet reimbursed to the Class B Certificateholders, (iii) any unreimbursed Servicing Advances, (iv) any unreimbursed amounts due to the Certificate Insurer under this Agreement or the Insurance Agreement, and (v) the fair market value of any other property held by the Trust Fund. If the Residual Certificateholder does not exercise such purchase option within three calendar months of the date on which it is first entitled to do so, the Servicer shall have the option, at its sole cost and expense, upon 20 days' prior written notice to Trustee, to purchase all of the outstanding Mortgage Loan and REO Properties for the Termination Price.

     Any such purchase shall be accomplished by deposit into the Certificate Account of the Termination Price. From the Termination Price so deposited, the Trustee shall reimburse the Servicer for the amount of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer with respect to the related Mortgage Loans. No such termination is permitted without the prior written consent of the Certificate Insurer if it would result in a draw on the Certificate Insurance Policy.

     (c) [Reserved]

     (d) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed during the month of such final distribution before the Servicer Remittance Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit with the Trustee of the Termination Price and when the aggregate Certificate Principal Amount of the Certificates has been reduced to zero, whereupon the Trustee will return the Certificate Insurance Policy to the Certificate Insurer for cancellation.

     (e) In the event that not all Certificateholders surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets (other than amounts relating to Insured Payments, which shall be disbursed to the Certificate Insurer) which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to such Class R Certificateholders for payment. Such funds shall remain uninvested.

     Section 8.02. Additional Termination Requirements. (a) In the event that the Residual Certificateholder or the Servicer exercises its purchase option with respect to the Trust Fund as provided in Section 8.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Certificate Insurer have been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 8.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

          (i) The Trustee shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

          (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the REMIC shall terminate at that time.

     (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

     Section 9.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Seller hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected and will provide notice thereof to the Certificate Insurer.

     The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

     The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     Section 9.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

     (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

     (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to take or omit to take any action or institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured and of which a Responsible Officer of the Trustee has actual knowledge or notice), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

     (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by at least a 25% Percentage Interest of any Class of Regular Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders or this Agreement, the Trustee may require reasonable security or indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

     (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

     (g) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

     (h) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

     Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the certificate of authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor or the Servicer, other than any funds held by or on behalf of the Trustee in accordance with Article VI.

     Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 9.05. Payment of Trustee's Fees. The Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee Fee as provided in Section 6.05(b)(i). Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or unanticipated out-of-pocket expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Trustee) in connection with the acceptance or administration of its trusts hereunder or the Certificates, or its performance under the Insurance Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or under the Insurance Agreement or by reason of reckless disregard of obligations and duties hereunder or under the Insurance Agreement. All such amounts shall be payable from funds in the Certificate Account as provided in Section 6.05(b)(iii).

     The Servicer covenants and agrees to indemnify the Trustee and any director, officer, employee or agent of the Trustee against any losses, liabilities, damages, claims or expenses (including reasonable legal fees and such related expenses) that may be sustained by the Trustee in connection with this Agreement related to willful misfeasance, bad faith or negligence in the performance of the Servicer's duties hereunder.

     The Seller covenants and agrees to indemnify the Trustee and any director, officer, employee or agent of the Trustee against any losses, liabilities, damages, claims or expenses (including reasonable legal fees and such related expenses) that may be sustained by the Trustee in connection with this Agreement, other than those resulting from the negligence, bad faith or willful misfeasance of the Trustee, but only to the extent that indemnity otherwise available to the Trustee from the Servicer, Bankers Trust Company, the Trust Fund and otherwise is insufficient to cover such losses, liabilities, damages, claims or expenses.

     The provisions of this Section 9.05 shall survive the termination of this Agreement and the removal or resignation of the Trustee.

     Section 9.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and having a deposit rating of at least "A-" or the equivalent by each Rating Agency. In addition, the Trustee shall at all times be acceptable to the Rating Agencies rating the Certificates and the Certificate Insurer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates or the Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

     Section 9.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Certificate Insurer, the Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee acceptable to the Certificate Insurer is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Servicer shall, with the prior written consent of the Certificate Insurer, promptly appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as each Rating Agency rating the Certificates and the Certificate Insurer approve the successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Servicer or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agencies in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates or if the Trustee fails to perform its duties in accordance with this Agreement, then the Certificate Insurer or the Servicer, with the written consent of the Certificate Insurer, may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Servicer.

     The Majority Certificateholders, with the prior written consent of the Certificate Insurer, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Certificate Insurer or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Depositor by the Servicer.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08.

     Section 9.08. Successor Trustee. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Servicer, the Certificate Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all of the Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to the Certificate Insurer and all Holders of Certificates at their addresses as shown in the Certificate Register provided that the Servicer has received such Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

     Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

     Section 9.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and acceptable to the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee, subject to the approval of the Certificate Insurer, shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 9.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof delivered to the Certificate Insurer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.11. Appointment of Custodians. The Trustee may, with the consent of the Certificate Insurer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. The Trustee shall pay any and all fees and expenses of any Custodian in accordance with each custodial agreement. The Trustee initially appoints Chase Bank of Texas, N.A. as Custodian, and the Depositor, the Servicer and the Certificate Insurer consent to such appointment. Subject to the terms of this Agreement, the Trustee agrees to comply with the terms of each custodial agreement, if any, and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificate Insurer and the Certificateholders having an interest in any Mortgage File held by such Custodian. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each custodial agreement shall be acceptable to the Certificate Insurer and may be amended only as provided in section 11.03. The Trustee shall remain primarily liable for all obligations of the Trustee or the Custodian, on behalf of the Trustee, hereunder, and in no event shall the appointment of any Custodian pursuant to a custodial agreement diminish the obligations of the Trustee hereunder.

     Section 9.12. Appointment of Agent. The Trustee hereby appoints Bankers Trust Company as its agent and, as necessary, its attorney in fact, for the purpose of performing the duties of the Trustee under this Agreement relating to compliance with the REMIC Provisions and related reporting obligations (including payment by such agent of amounts otherwise payable by the Trustee under Sections 10.01(c) and (d)), SEC reporting, distributions and related reporting requirements, registration, execution and authentication of Certificates in its capacity as Certificate Registrar, establishment and maintenance of accounts and the holding of the Trust Fund (other than the Mortgage Files).

                                  ARTICLE X

                               REMIC PROVISIONS

     Section 10.01. REMIC Administration. (a) The Trustee shall make an election to treat the Trust Fund (exclusive of the Reserve Fund) as a REMIC under the Code, and if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of the REMIC election, (i) each Class of Regular Certificates shall be designated as representing ownership of "regular interests" and the Class R Certificates shall be designated as the sole Class of "residual interest" in the REMIC. The Trustee shall not permit the creation of any "interests" in the REMIC (within the meaning of Section 860G of the Code) other than the REMIC regular interests and the residual interest represented by the Certificates.

     (b) The Closing Date is hereby designated as the Startup Day of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Servicer or the Depositor, then the Servicer or the Depositor, as the case may be, shall pay such expenses. The Trustee, as agent for the tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Holder of the largest Percentage Interest in the Class R Certificates from time to time is hereby designated as Tax Matters Person with respect to the REMIC and hereby irrevocably appoints and authorizes the Trustee to act its agent to perform the duties of the Tax Matters Person with respect to the REMIC. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.

     (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder, other than Tax Returns required to be filed by the Servicer pursuant to Section 5.25. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

     (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate and to the Internal Revenue Service such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Disqualified Organization, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim, or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, in response to the reasonable requests of the Trustee made pursuant to this paragraph, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement.

     (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status of the Trust Fund (exclusive of the Reserve Fund) as a REMIC under the REMIC Provisions (and the Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund (exclusive of the Reserve Fund) as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Certificate Insurer received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action which is not expressly permitted under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund (exclusive of the Reserve Fund) will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, (ii) to the Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article V or this Article X, or otherwise (iii) to the Holders of the Residual Certificates.

     (h) On or before April 15 of each calendar year, commencing April 15, 2000, the Trustee shall deliver to the Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

     (i) The Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

     (j) The Trustee shall not accept any contributions of assets to the Trust Fund unless it and the Certificate Insurer shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund (exclusive of the Reserve Fund) to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Trustee nor the Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the Regular Certificates is the REMIC Maturity Date.

     (m) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q.

     (n) The Trustee shall Treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class R Certificateholder and that is not an asset of the REMIC. The Trustee shall treat payments made from the Cap Agreement Subaccount to the Senior Certificateholders pursuant to Section 6.15(b)(i) and to the Certificate Insurer pursuant to Section 6.15(b)(ii) as payments made under a credit enhancement contract within the meaning of Treasury Regulation Section 1.860G-2(c). The Trustee shall treat any amounts paid from the Cap Agreement Subaccount to the Basis Risk Subaccount pursuant to Section 6.15(b)(iii) as though the amounts were distributed to the Class R Certificateholder and then deposited by the Class R Certificateholder in the Basis Risk Subaccount. The Trustee shall treat the rights of the Regular Certificateholders to receive payments from the Basis Risk Subaccount pursuant to Section 6.05(b)(iii) of this Agreement as rights in interest rate cap contracts written by the Class R Certificateholder in favor of the Regular Certificateholders. Any amounts transferred to or deposited in the Basis Risk Subaccount shall be treated as having been first distributed to the Class R Certificateholder and then deposited by the Class R Certificateholder in the Basis Risk Subaccount. Thus, each Regular Certificate shall represent not only ownership of a regular interest in the REMIC, but also ownership of an interest in a cap contract. This provision is intended to satisfy the requirements of Treasury Regulation
Section 1.860G-2(i), concerning the treatment of property rights coupled with regular interests, and shall be interpreted in a manner consistent with such regulations.

     Section 10.02. Prohibited Transactions and Activities. Neither the Depositor, the Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article VIII of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Accounts for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it and the Certificate Insurer have received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund (exclusive of the Reserve Fund) as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions (such opinion, a "REMIC Opinion").

     Section 10.03. Servicer and Trustee Indemnification. The Servicer agrees to indemnify the Trust Fund, the Depositor, the Certificate Insurer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Certificate Insurer or the Trustee, as a result of a breach of the Servicer's covenants set forth in this Article X or in Article V with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer pursuant to Section 5.25 that contain errors or omissions.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.01. Limitation on Liability of the Depositor and the Servicer.
(a) Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Certificate Insurer, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer or the Depositor pursuant to any other Section hereof; and provided further that this provision shall not protect the Depositor, the Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Servicer's obligations under this Agreement, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided, however, that such indemnity shall be payable solely as provided in Section 6.05(b)(iii). Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event the Depositor or the Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action, if previously approved in writing by the Certificate Insurer, which approval shall not be unreasonably withheld, and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor as provided in
Section 6.05(b)(iii).

     (b) [Reserved]

     (c) The Servicer agrees to indemnify and hold the Trustee, the Depositor, the Certificate Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Certificate Insurer and any Certificateholder may sustain resulting from the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Depositor, the Certificate Insurer and each Certificateholder if a claim is made by a third party arising out of or based upon the alleged actions of the Servicer or alleged failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, and the Servicer shall assume (with the consent of the Trustee and the Certificate Insurer) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the Certificate Insurer and/or Certificateholder in respect of such claim. Notwithstanding the foregoing, the Servicer shall not be obligated to indemnify the Trust Fund or assume the defense for any claim by a third party that does not arise out of and is not based upon the alleged actions of the Servicer or alleged failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.

     (d) The Trustee shall, in accordance with instructions received from the Servicer, reimburse the Servicer only from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with this Agreement. The provision of this Section 11.01(d) shall survive the termination of this Agreement and the payment of the outstanding Certificates.

     Section 11.02. Acts of Certificateholders. (a) Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders or the Certificate Insurer agrees to take such action or give such consent or approval.

     (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (c) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (d) No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policy, or for the appointment of a receiver or trustee of the Trust Fund, or for any other remedy with respect to an event of default hereunder, unless: (i) such Certificateholder has previously given written notice to the Depositor, the Certificate Insurer and the Trustee of such Certificateholder's intention to institute such proceeding; (ii) the Certificateholders of not less than 51% of the Percentage Interests represented by the Senior Certificates then outstanding or, if there are no Senior Certificates then outstanding, by a majority of the Percentage Interests represented by the Class B and Class R Certificates, shall have made written request to the Trustee to institute such proceeding in its own name as Trustee establishing the Trust Fund; (iii) such Certificateholder or Certificateholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be insured in compliance with such request; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; (v) as long as any Senior Certificates are outstanding or any Reimbursement Amounts are owed to the Certificate Insurer, the Certificate Insurer has consented in writing thereto (unless a Certificate Insurer Default has occurred and is continuing); and (vi) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificateholders of a majority of the Percentage Interests represented by the Senior Certificates or, if there are no Senior Certificates then outstanding, by a majority of the Percentage Interests represented by the Class B and Class R Certificates; it being understood and intended that no one or more Certificateholders shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Certificateholder of the same Class or to obtain or to seek to obtain priority or preference over any other Certificateholder of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Certificateholders of the same Class. In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Certificateholders, each representing less than a majority of the applicable Class of Certificates and each conforming to paragraphs (i)-(vi) of this Section 11.02(d), the Trustee shall so notify the Certificate Insurer and the Certificate Insurer in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Agreement.

     Section 11.03. Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee with the prior written consent of the Certificate Insurer without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provisions herein which may be inconsistent with any other provisions herein or in an Offering Document, (iii) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions hereof amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee and the Certificate Insurer, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that in the case of clause (iii) such action shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment) or the Certificate Insurer, as evidenced either by an Opinion of Counsel (provided by the Person requesting such amendment) or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Certificates (without regard to the Certificate Insurance Policy), delivered to the Trustee and the Certificate Insurer.

     This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.03, Certificates registered in the name of the Depositor or the Servicer or any affiliate thereof shall be entitled to voting rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it and the Certificate Insurer shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

     Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder, the Certificate Insurer, and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     Section 11.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' or the Certificate Insurer's expense on direction and at the expense of Majority Certificateholders or the Certificate Insurer's requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Certificate Insurer, as applicable, or is necessary for the administration or servicing of the Mortgage Loans.

     Section 11.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, Long Beach Mortgage Company, 1100 Town and Country Road, Orange, California 92868, Attention: General Counsel, with a copy to James Guerin, Senior Vice President; (ii) in the case of ACE Securities Corp., c/o Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: Asset-Backed Securities Group, ACE 99-1;
(iii) in the case of the Trustee, The Bank of New York, c/o Bankers Trust Company, 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention:
ACE/Long Beach 1999-LB1; (iv) in the case of the Certificateholders, as set forth in the Certificate Register; (v) in the case of Moody's, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Pass-through Monitoring; (vi) in the case of S&P, Standard & Poor's Rating Services, 25 Broadway, 12th Floor, New York, New York 10004; and (vii) in the case of the Certificate Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management -- Structured Finance (IMP-SF), ACE Securities Corp. Series 1999-1. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 11.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee, the Certificate Insurer and the Certificateholders and their respective successors and permitted assigns.

     Section 11.09. Headings. The headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 11.10. Certificate Insurer Default. Any right conferred to the Certificate Insurer, including, without limitation, the right to receive the Premium Amount shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder or under the Insured Amount remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

     Section 11.11. Third Party Beneficiary. The parties agree that each of the Seller and the Certificate Insurer are intended to have and shall have all rights of a third-party beneficiary of this Agreement.

     Section 11.12. Intent of the Parties. It is the intent of the Depositor and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

     Section 11.13. Notice to Rating Agencies and Certificate Insurer.

     The Trustee shall use its best efforts to promptly provide notice to the Rating Agencies and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default;

          3. The resignation or termination of the Servicer or the Trustee;
     and

          4. The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to the Rating Agencies copies of the following:

          1. Each report to Certificateholders described in Section 6.07; and

          2. Each annual independent public accountants' servicing report described in Section 5.17.

     Any such notice pursuant to this Section 11.13 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service (except in the case of notice to the Certificate Insurer which notice shall be given in accordance with Section 11.05 hereof).

     Section 11.14. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.15. Appointment of Agent. The Depositor hereby appoints Deutsche Bank Securities Inc. as its agent (the "Administrative Agent") for the purpose of performing the duties of the Depositor under this Agreement, other than the duties of the Depositor under Article II and Section 3.02 hereof.

     IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 ACE SECURITIES CORP.,
                                 as Depositor


                                 By:  /s/ Elizabeth S. Eldridge
                                      ---------------------------------------
                                      Name:  Elizabeth S. Eldridge
                                      Title:  Vice President

                                 LONG BEACH MORTGAGE COMPANY
                                 as Servicer


                                 By:  /s/ Jeffrey A. Sorenson
                                      ----------------------------------------
                                      Name:  Jeffrey A. Sorenson
                                      Title:  Vice President

                                 THE BANK OF NEW YORK
                                 as Trustee


                                 By:  /s/ Anna Felt
                                      ----------------------------------------
                                      Name:  Anna Felt
                                      Title:  Assistant Treasurer

                                   EXHIBIT A

                         CERTIFICATE INSURANCE POLICY

                                  EXHIBIT B-1

                         FORMS OF REGULAR CERTIFICATES

                          FORM OF SENIOR CERTIFICATE

     THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB1
                      PASS-THROUGH CERTIFICATE, CLASS [ ]

                  Evidencing a beneficial interest in two pools consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Initial Class                                   Initial Certificate
Principal Amount of the Class [  ]              Principal Amount of this
Certificates: $[           ]                    Certificate: $[               ]

Certificate                                     Cut-off Date:  June 1, 1999
Interest Rate:  Variable

NUMBER [   ]                                    CUSIP:  [                 ]
                                                ISIN:  [                  ]
                                                Common Code:  [             ]

     THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of the Class [ ] Certificates, both as specified above) in
(i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in July 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                           THE BANK OF NEW YORK,
                                              as Trustee



                                            By:
                                              --------------------------------
                                              AUTHORIZED SIGNATORY


                                              Dated:
                                                    --------------------------

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                          [THE BANK OF NEW YORK],
                                                 as [Trustee]



                                          By:
                                             ---------------------------------
                                             AUTHORIZED SIGNATORY


                                             Dated:
                                                   ---------------------------

                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB1
                           PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, The Bank of New York, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A1 and Class A2 (the "Senior Certificates"), the Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

     On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

     Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

     The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 101 Barclay Street, 12th Floor East, New York, New York 10286, Attention: Mortgage-Backed Securities. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

     The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and
(ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, with the consent of the Certificate Insurer but without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Class A1, Class A2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

     The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the aggregate Pool Balance of both Mortgage Pools is less than 10% of the aggregate Cut-off Date Pool Balances thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

     The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

______________________________________________________________________________
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

______________________________________________________________________________
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

______________________________________________________________________________

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

__________________________
   Authorized Officer               __________________________________________
                                    Signature Guaranteed

__________________________          __________________________________________
   Name of Institution                     NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer
                                    Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program
                                    Notarized or witnessed signatures are not acceptable as guaranteed signatures.

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

______________________________________________________________________________

for the account of __________________________________________________________

account number __________________ or, if mailed by check, to ________________

______________________________________________________________________________


Applicable reports and statements should be mailed to _______________________

______________________________________________________________________________


This information is provided by _____________________________________________

the assignee named above, or ____________________________________ as its agent.

                          FORM OF CLASS B CERTIFICATE

     THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE OR THE DEPOSITOR.

                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB1
                       PASS-THROUGH CERTIFICATE, CLASS B

                  Evidencing a beneficial interest in two pools consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Initial Class                                  Initial Certificate
Principal Amount of the Class B                Principal Amount of this
Certificates: $[           ]                   Certificate: $[               ]

Certificate                                    Cut-off Date:  June 1, 1999
Interest Rate:  Variable

NUMBER [   ]                                   CUSIP:  [                 ]
                                               ISIN:  [                  ]
                                               Common Code:  [               ]

     THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of the Class B Certificates, both as specified above) in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in July 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         THE BANK OF NEW YORK,
                                           as Trustee


                                         By:__________________________________
                                            AUTHORIZED SIGNATORY

                                            Dated:____________________________

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                         [THE BANK OF NEW YORK],
                                             as [Trustee]


                                         By:_________________________________
                                            AUTHORIZED SIGNATORY

                                            Dated:____________________________

                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB1
                           PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, The Bank of New York, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A1 and Class A2 (the "Senior Certificates"), the Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

     On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

     Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

     The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 101 Barclay Street, 12th Floor East, New York, New York 10286, Attention: Mortgage-Backed Securities. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

     The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and
(ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, with the consent of the Certificate Insurer but without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Class A1, Class A2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

     The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the aggregate Pool Balance of both Mortgage Pools is less than 10% of the aggregate Cut-off Date Pool Balances thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

     The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------
   Authorized Officer               __________________________________________
                                    Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution                    NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer
                                    Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.
                                    Notarized or witnessed signatures are not acceptable as guaranteed signatures.

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

______________________________________________________________________________

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

______________________________________________________________________________

Applicable reports and statements should be mailed to _______________________

______________________________________________________________________________

This information is provided by _____________________________________________

the assignee named above, or ____________________________________ as its agent.

                                  EXHIBIT B-2

                         FORM OF RESIDUAL CERTIFICATE

     THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

     THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED ONLY TO CERTAIN LIMITED DISTRIBUTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

     THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT,
(B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

     NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING (A) THAT THE PROPOSED TRANSFEREE IS NOT A "DISQUALIFIED ORGANIZATION" WITHIN THE MEANING OF SECTION 860E(E)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IS NOT PURCHASING THE CERTIFICATE ON BEHALF OF A DISQUALIFIED ORGANIZATION, (B) THAT THE PROPOSED TRANSFEREE (1) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), (2) IS NOT INVESTING THE ASSETS OF ANY SUCH PLAN, (3) IS NOT A PLAN SUBJECT TO CODE
SECTION 4975 OR (4) A PERSON OR ENTITY THAT IS USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO ACQUIRE THIS CERTIFICATE, (C) THAT NO PURPOSE OF SUCH TRANSFER IS TO AVOID OR IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (D) IN THE CASE OF A NON-U.S. PERSON, IS A NON-U.S. PERSON THAT HOLDS A RESIDUAL CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR SUCCESSOR FORM AT THE TIME AND IN THE MANNER REQUIRED BY THE CODE. IN ADDITION, THIS CERTIFICATE MAY NOT BE HELD BY A NOMINEE.

                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB1
                       PASS-THROUGH CERTIFICATE, CLASS R

                  Evidencing a beneficial interest in two pools consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Percentage Interest:       100%                    Cut-off Date: June 1, 1999

NUMBER [   ]

     THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions of amounts in respect of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation,
(ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in July 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Solely for federal income tax purposes, and for no other purpose, the Class R Certificate shall evidence ownership of the Reserve Fund.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        THE BANK OF NEW YORK,
                                          as Trustee



                                        By:___________________________________
                                          AUTHORIZED SIGNATORY


                                          Dated:______________________________

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        [THE BANK OF NEW YORK],
                                          as [Trustee]



                                        By:___________________________________
                                           AUTHORIZED SIGNATORY


                                           Dated:_____________________________

                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB1
                           PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, The Bank of New York, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A1 and Class A2 (the "Senior Certificates"), the Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

     On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

     Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

     The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 101 Barclay Street, 12th Floor East, New York, New York 10286, Attention: Mortgage-Backed Securities. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

     The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer] for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and
(ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and] the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, with the consent of the Certificate Insurer but without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Class A1, Class A2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

     The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the aggregate Pool Balance of both Mortgage Pools is less than 10% of the aggregate Cut-off Date Pool Balances thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

     The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------
   Authorized Officer               __________________________________________
                                    Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution                  NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s)
                                   on the face of this Certificate without
                                   alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

______________________________________________________________________________

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to ________________

______________________________________________________________________________

Applicable reports and statements should be mailed to _______________________

______________________________________________________________________________

This information is provided by _____________________________________________

the assignee named above, or ____________________________________ as its agent.

                                   EXHIBIT C

                                 MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee or the Custodian on behalf of the Trustee pursuant to Section
2.03 of the Agreement), all of which shall be available for inspection by the Certificateholders and the Certificate Insurer, to the extent required by applicable laws:

          (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Originator, endorsed by the Originator without recourse in the following form: "Pay to the order of __________________, without recourse" and signed manually or by facsimile in the name of the Originator by an authorized officer;

          (ii) The original Mortgage with evidence of recording indicated thereon;

          (iii) An original assignment of the Mortgage, in form acceptable for recordation in the jurisdiction in which the related Mortgaged Property is located (except for the assignee's name and recordation information not yet received), such assignment to be in blank and signed in the name of the Originator by an authorized officer;

          (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Originator;

          (v) Any assumption, modification, consolidation or extension agreements (with evidence of recording thereon);

          (vi) The original policy of title insurance (or the original commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

          (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan.

                                   EXHIBIT D

                            MORTGAGE LOAN SCHEDULE

                                   EXHIBIT E

                           ACKNOWLEDGMENT OF RECEIPT

                                                             ___________, 1999

ACE Securities Corp.
[Address]

[Servicer]
[Certificate Issuer]

    Re: Pooling and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor, _____________________, as Servicer, and _______________________, as Trustee, Certificates,
         Series ___________

Ladies and Gentlemen:

     In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Custodian], hereby certifies: except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in Section 2.03(a)) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and , subject to the review provided in Section 2.04 of the Pooling and Servicing Agreement, the other documents in the Mortgage File, and the documents contained therein appear to bear original or facsimile signatures or copies of originals if the originals have not yet been delivered.

     The [Custodian] has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                            ----------------
                                            as [Custodian]


                                            By:  _____________________________
                                              Name:
                                              Title:

                                   EXHIBIT F

                             INITIAL CERTIFICATION

                                                      __________________, 1999

ACE Securities Corp.
[Address]

[Servicer]
[Certificate Issuer]

     Re: Pooling and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor, _____________________, as Servicer, and _______________________, as Trustee, Certificates, Series
          ___________

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.04 of the above-referenced Pooling and Servicing Agreement, the undersigned, as [Custodian], hereby certifies that, except as noted on the attached exception report, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section
2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity and (iv) each Mortgage Note has been endorsed as provided in Section 2.03 of the Pooling and Servicing Agreement. The [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                ____________________________________
                                as [Custodian]


                                By:_________________________________
                                Name:
                                Title:

                                   EXHIBIT G

                              FINAL CERTIFICATION

                                                           _____________, 19__

ACE Securities Corp.
[Address]

[Servicer]
[Certificate Issuer]

     Re: Pooling and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor, _____________________, as Servicer, and _______________________, as Trustee, Certificates,
          Series ___________

Ladies and Gentlemen:

     In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Custodian], hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity. The [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                          -----------------------------------
                                          as [Custodian]


                                          By:________________________________
                                             Name:
                                             Title:

                                   EXHIBIT H

                       REQUEST FOR RELEASE OF DOCUMENTS

                                                           _____________, 19__

To: [Custodian]

     Re: ACE Securities Corp., Certificates, Series ___________

     In connection with the administration of the pool of Mortgage Loans held by you as [Custodian], we request the release, and acknowledge receipt, of the (Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:
MORTGAGE LOAN NUMBER:
REASON FOR REQUESTING DOCUMENTS (check one)

_____ 1. Mortgage Loan Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

_____ 2. Mortgage Loan Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

_____ 3. Mortgage Loan in foreclosure.

_____ 4. Mortgage Loan purchased pursuant to Section 5.18, 5.30 or 8.01 of the Pooling and Servicing Agreement, and the Servicer hereby certifies that the applicable Loan Purchase Price or Termination Price has been credited to the Collection Account.

_____ 5. Mortgage Loan purchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Collection Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

_____ 6. Other (explain)

         If box 1, 2, 4 or 5 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If item 3 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                     By:_____________________________________
                                        Name:
                                        Title:

Documents returned to [Custodian]:

Trustee
By: ____________________________
Date:

                                   EXHIBIT I

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

State of ___________       )
                           )ss.:
County of __________       )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (record or beneficial owner of the Asset Backed Certificates, Series 199__-__, Class R (the "Purchaser")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Purchaser (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Purchaser from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Purchaser is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     4. That the Purchaser is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Purchaser expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     5. That the Purchaser has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Purchaser in the event the Purchaser holds such Certificates in violation of Section 4.02(i)). The Purchaser expressly agrees to be bound by and to comply with such restrictions and provisions.

     6. That the Purchaser consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Purchaser that is not a disqualified organization.

     7. The Purchaser's Taxpayer Identification Number is ___________.

     8. This affidavit and agreement relates only to the Class R Certificates held by the Purchaser and not to any other holder of the Class R Certificates. The Purchaser understands that the liabilities described herein relate only to the Class R Certificates.

     9. That no purpose of the Purchaser relating to the transfer of any of the Class R Certificates by the Purchaser is or will be to impede the assessment or collection of any tax.

     10. That the Purchaser has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Purchaser hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Purchaser intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

     11. That the Purchaser has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

     12. The Purchaser is (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia;
(iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more persons described in this Paragraph 12 have authority to control all substantial decisions of the trust.

     13. The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting directly on behalf of any such plan.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

[NAME OF PURCHASER]


By: ______________________________
   [Name of Officer]
   [Title of Officer]
[Corporate Seal]
ATTEST:
[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Purchaser, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this ____ day of ________________, 199__.

NOTARY PUBLIC

COUNTY OF STATE OF ______________

My Commission expires the ____ day of _______________, 19__.

                                   EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE

                                                     __________________, 19__

ACE Securities Corp.
[Address]

[Trustee]

Attention:  ACE Securities Corp. Series 199__-__

         Re: Certificates, Series 1999-1

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to ________________________
(the "Purchaser") of a ____% Percentage Interests of Asset Backed Certificates, Series 199__-__, Class R Certificates (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__, among ACE Securities Corp., as seller (the "Depositor"), ______________________, as Servicer, and ______________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

     4. The Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                                 Very truly yours,

                                                 (Seller)
                                                 By:  ________________________
                                                      Name:
                                                      Title:

                                   EXHIBIT K

                       FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

     2. The Investor either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee, the Servicer or the Depositor.

     3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among ACE Securities Corp., as Depositor, and The Bank of New York, as Trustee, dated as of June 1, 1999, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .


                                 ------------------------------------------
                                                [Investor]

                                 By:_______________________________________
                                    Name:
                                    Title:

ATTEST:


-----------------------------

STATE OF                                    )
                                            )  ss:
COUNTY OF                                   )

                  Personally appeared before me the above-named
         ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this _____ day of _________
          199_.


                                         ------------------------------------
                                         NOTARY PUBLIC

                                         My commission expires the

_____ day of __________, 19__.

                                   EXHIBIT L

                          FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Loan Balance:


1.       Type of Liquidation (REO disposition/charge-off/short pay-off)

         Date last paid
         Date of Foreclosure
         Date of REO
         Date of REO Disposition

         Property Sale Price/Estimated Market Value at Disposition

2.       Liquidation Proceeds

         Any Principal Prepayment                                                                $____________
         Proceeds from the Sale of the Property                                                   ____________
         Net Insurance Proceeds                                                                   ____________
         Other (itemize)                                                                          ____________

         Total Proceeds                                                                          $____________

3.       Liquidation Expenses

         Servicing Advances                                                                      $____________
         Periodic Advances                                                                        ____________
         Servicing Fees                                                                           ____________
         Total Advances                                                                          $____________

4.       Net Liquidation Proceeds                                                                $____________
         (Item 2 minus Item 3)

5.       Principal Balance of Mortgage Loan                                                      $____________

6.       Loss, if any (Item 5 minus Item 4)                                                      $____________


                                   EXHIBIT M

                         CERTIFICATE RE: PREPAID LOANS

     I, ______________, ________________ of ACE Securities Corp., as
Depositor, hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of ___________, 199__ among ACE Securities Corp., as depositor, ___________________________, as servicer and __________________________, as trustee) and the "Startup Day" the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Dated:
By:

                                   EXHIBIT N

                        SUBSEQUENT TRANSFER INSTRUMENT

                                  [RESERVED]

                                   EXHIBIT O

                    FORM OF INVESTOR REPRESENTATION LETTER

                                                            ____________, 1996

[Trustee]

     Re:  ACE Securities Corp. Certificates, Series 1999-1

Ladies and Gentlemen:

     _______________________(the "Purchaser") intends to purchase from
____________________ (the "Seller"), a ____% Percentage Interest of Certificates, Series 199__-__, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ____________, 199__ among ACE Securities Corp., as depositor (the "Depositor"), ______________________________, as servicer, and
_________________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

     2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

     3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated pursuant to the Act.

     4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

     5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

     6. The Purchaser either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Purchaser is an insurance company, such Purchaser is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Purchaser will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Servicer or the Depositor.

                                    Very truly yours,

                                    By:_______________________________________
                                        Name:
                                        Title:

                                   EXHIBIT P

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                            ___________, 199__

[Trustee]

     Re:   ACE Securities Corp., Asset Backed Certificates, Series 199__-__

Ladies and Gentlemen:

     In connection with the sale by _____________ (the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate
Principal Balance of Certificates, Series 199__-__, Class ___ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__ among ACE Securities Corp., as company (the "Depositor"), _________________________, as servicer, and ______________________________, as trustee (the "Trustee"). The
Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                           Very truly yours,

                                           (Seller)


                                           By: _______________________________
                                               Name:
                                               Title:

                                   EXHIBIT Q

                  FORM OF RULE 144A INVESTMENT REPRESENTATION

            Description of Rule 144A Securities, including numbers:
                ACE Securities Corp. Asset Backed Certificates
                       Series 1999-1, Class ___, No. ___

     The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Transferor                        Print Name of Buyer

_________________________                       ________________________
By:______________________                       By:_____________________
   Name:                                           Name:
   Title                                           Title

   Taxpayer Identification No:                     Taxpayer Identification No:

   Date:                                           Date:



                                                                   Exhibit 4.2



                                                                  EXECUTION COPY








                           MBIA INSURANCE CORPORATION,
                                   as Insurer



                          LONG BEACH MORTGAGE COMPANY,
                          as Originator and as Servicer



                      GERMAN AMERICAN CAPITAL CORPORATION,
                                    as Seller



                              ACE SECURITIES CORP.,
                                  as Depositor



                                       and


                              THE BANK OF NEW YORK,
                                   as Trustee



                               INSURANCE AGREEMENT



                              ACE Securities Corp.
                         Home Equity Loan Trust 1999-LB1
                   Home Equity Loan Pass-Through Certificates,
                       Class A1 and Class A2 Certificates



                            Dated as of June 1, 1999

                               TABLE OF CONTENTS

                                                                           Page






                                   Article I

DEFINITIONS....................................................................1


                                   Article II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.  Representations and Warranties of the Servicer, the Seller,
               the Originator and the Depositor................................5
Section 2.02.  Affirmative Covenants of the Servicer, the Seller, the
               Originator and the Depositor...................................10
Section 2.03.  Negative Covenants of the Servicer, the Seller, the
               Originator and the Depositor...................................16
Section 2.04.  Representations, Warranties and Covenants of Trustee...........17


                                  Article III

                           THE POLICY; REIMBURSEMENT

Section 3.01.  Issuance of the Policy.........................................20
Section 3.02.  Payment of Fees and Premium....................................22
Section 3.03.  Reimbursement and Additional Payment Obligation................23
Section 3.04.  Indemnification; Limitation of Liability.......................25
Section 3.05.  Payment Procedure..............................................29


                                   Article IV

                               FURTHER AGREEMENTS

Section 4.01.  Effective Date; Term of the Insurance Agreement................30
Section 4.02.  Further Assurances and Corrective Instruments..................30
Section 4.03.  Obligations Absolute...........................................30
Section 4.04.  Assignments; Reinsurance; Third-party Rights...................32
Section 4.05.  Liability of the Insurer.......................................33
Section 4.06.  [Reserved.]....................................................33
Section 4.07.  Trustee, Depositor, Seller, Originator and Servicer To
               Join in Enforcement Action.....................................33
Section 4.08.  Subrogation....................................................33


                                   Article V

                               DEFAULTS; REMEDIES

Section 5.01.  Defaults.......................................................33
Section 5.02.  Remedies; No Remedy Exclusive..................................35
Section 5.03.  Waivers........................................................35


                                   Article VI

                                 MISCELLANEOUS

Section 6.01.  Amendments, Etc................................................36
Section 6.02.  Notices........................................................36
Section 6.03.  Severability...................................................37
Section 6.04.  Governing Law..................................................37
Section 6.05.  Consent to Jurisdiction........................................37
Section 6.06.  Consent of the Insurer.........................................38
Section 6.07.  Counterparts...................................................38
Section 6.08.  Headings.......................................................38
Section 6.09.  Trial by Jury Waived...........................................38
Section 6.10.  Limited Liability..............................................38
Section 6.11.  Entire Agreement...............................................39

                               INSURANCE AGREEMENT


         INSURANCE AGREEMENT (this "Insurance Agreement"), dated as of June 1, 1999 by and among LONG BEACH MORTGAGE COMPANY, as originator (together with its permitted successors and assigns, the "Originator") and as Servicer under the PSA described below (together with its permitted successors and assigns, the "Servicer"), GERMAN AMERICAN CAPITAL CORPORATION, as Seller (together with its permitted successors and assigns, the "Seller"), ACE SECURITIES CORP., as Depositor (together with its permitted successors and assigns, the "Depositor"), MBIA INSURANCE CORPORATION, as Insurer (together with its permitted successors and assigns, the "Insurer"), and THE BANK OF NEW YORK, as Trustee (together with its permitted successors and assigns, the "Trustee").

         WHEREAS, the Pooling and Servicing Agreement dated as of June 1, 1999 by and among the Servicer, the Depositor and the Trustee (the "PSA") relating to the ACE Securities Corp., Home Equity Loan Trust 1999-LB1, Home Equity Loan Pass-Through Certificates, Class A1 and Class A2 Certificates (the "Securities") provides for, among other things, the issuance of mortgage asset-backed certificates representing fractional ownership interests in the trust estate established thereby, and the Insurer has issued its certificate guaranty insurance policy (the "Policy") that guarantees certain payments due from the Trust Fund (as defined herein) on the Securities; and

         WHEREAS, the Insurer shall be paid an insurance premium pursuant to the PSA, and the details of such premium are set forth herein; and

         WHEREAS, the Servicer, the Originator, the Seller, the Depositor and the Trustee have undertaken certain obligations in consideration for the Insurer's issuance of the Policy;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in the PSA. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Insurance Agreement" shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         "BUSINESS DAY" means any day other than (i) a Saturday or a Sunday,
(ii) a day on which the Insurer is closed or (iii) a day on which banking institutions in New York, California or in the city in which the corporate trust office of the Trustee under the PSA is located are authorized or obligated by law or executive order to close.

         "CAP AGREEMENT" means the interest rate cap agreement having an original trade date of May 17, 1999 between the Seller and the Cap Provider, as assigned to the Trustee pursuant to the Partial Assignment Agreement dated June 22, 1999 among the Cap Provider, the Seller and the Trustee, and any Replacement Cap Agreement approved in writing by the Insurer.

         "CAP AGREEMENT EVENT OF DEFAULT" means an "Event of Default as defined in the Cap Agreement.

         "CAP PROVIDER" means Deutsche Bank AG, or any successor thereto, and any Successor Cap Provider.

         "CODE" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMITMENT" means the letter of commitment from the Insurer to the Underwriter dated June 28, 1999.

         "CUSTODIAL AGREEMENT" means the custodial agreement to be executed between the Custodian and the Trustee, approved in writing by the Insurer, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "CUSTODIAL LETTER AGREEMENT" means the letter agreement dated June 29, 1999 between the Custodian and the Trustee relating to the custodial relationship of the Mortgage Files prior to the execution of the Custodial Agreement.

         "CUSTODIAN" means The Chase Bank of Texas, N.A.

         "DATE OF ISSUANCE" means the date on which the Policy is issued as specified therein.

         "DEFAULT" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

         "EARLY TERMINATION DATE" has the meaning ascribed to it in the Cap Agreement.

         "EVENT OF DEFAULT" means any event of default specified in Section
5.01 hereof.

         "FINANCIAL STATEMENTS" means, with respect to the Originator and the Servicer, the balance sheets and the statements of income, retained earnings and cash flows and the notes thereto which have been provided to the Insurer.

         "FISCAL AGENT" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement dated as of June 24, 1999 between the Insurer and the Underwriter, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

         "LATE PAYMENT RATE" means, for any date of determination, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days, calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "LIABILITIES" shall have the meaning ascribed to such term in Section 3.04(a) hereof.

         "LOSSES" means (a) any actual out-of-pocket loss paid by the Insurer or its respective parents, subsidiaries and affiliates or any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Securities Act) of any of the foregoing, and (b) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

         "MATERIAL ADVERSE CHANGE" means, in respect of any Person, a material adverse change in (a) the business, financial condition, results of operations or properties of such Person or (b) the ability of such Person to perform its obligations under any of the Transaction Documents.

         "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "OBLIGOR" means the original obligor under each Mortgage Loan, including any guarantor of such obligor and their respective successors.

         "OFFERING DOCUMENT" means the Prospectus dated June 24, 1999 and the Prospectus Supplement thereto dated June 24, 1999 of the Depositor in respect of the Securities (and any amendment or supplement thereto) and any other offering document in respect of the Securities prepared by Seller or the Depositor that makes reference to the Policy.

         "OPINION FACTS AND ASSUMPTIONS" means the facts and assumptions contained in the third and fourth paragraphs of, and Exhibit A to, the insolvency opinion dated June 29, 1999 by Thacher, Proffitt & Wood insofar as they relate to the Originator, and the facts and assumptions contained in the insolvency opinion dated June 29, 1999 by Brown & Wood LLP under the heading "Assumptions of Fact" insofar as the relate to the Seller and the Depositor.

         "ORIGINATOR INFORMATION" means the pool information provided by the Originator on computer tape delivered to the Seller, the Depositor and the Insurer and the information set forth in the Offering Document under "Long Beach Mortgage Company".

         "OWNERS" means registered holders of Securities.

         "PERSON" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

         "PREMIUM" means the premium payable in accordance with Section 3.02 hereof.

         "PREMIUM PERCENTAGE" shall have the meaning ascribed to such term in
Section 3.02 hereof.

         "PURCHASE AGREEMENT" means the Mortgage Loan Purchase Agreement dated as of June 1, 1999, among the Depositor, the Originator and the Seller, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "REGISTRATION STATEMENT" means the registration statement on Form S-3, including a form of prospectus, relating to the Securities, as amended or supplemented to the date hereof.

         "REPLACEMENT CAP AGREEMENT" means an interest rate cap agreement approved in writing by the Insurer dated prior to the Early Termination Date of the prior Cap Agreement between the Trustee and the Successor Cap Provider which replaces the prior Cap Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "SUCCESSOR CAP PROVIDER" means the Cap Provider under the Replacement Cap Agreement acceptable to the Insurer, and any successor thereto.

         "TERM OF THE INSURANCE AGREEMENT" shall be determined as provided in
Section 4.01 hereof.

         "TERMINATION EVENT" shall have the meaning ascribed to it in the Cap Agreement.

         "TRANSACTION" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

         "TRANSACTION DOCUMENTS" means this Insurance Agreement, the Commitment, the PSA, the Offering Document, the Securities, the Cap Agreement, any Replacement Cap Agreement, the Custodial Letter Agreement, the Indemnification Agreement, the Purchase Agreement, the Underwriting Agreement and the Custodial Agreement.

         "TRUST FUND" means the trust created pursuant to the PSA.

         "TRUSTEE" means The Bank of New York, a New York banking corporation, as trustee under the PSA, and any successor to the Trustee under the PSA.

         "UNDERWRITER" means Deutsche Bank Securities Inc.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement among the Underwriter, the Depositor and the Seller with respect to the offer and sale of the Securities, as the same may be amended from time to time.

                                  ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          2.01. REPRESENTATIONS AND WARRANTIES OF THE SERVICER, THE SELLER, THE ORIGINATOR AND THE DEPOSITOR. The Servicer, the Seller, the Originator and the Depositor represent, warrant and covenant as of the Date of Issuance, each as to those matters relating to itself, and, with respect to the Servicer and the Originator, only as to the Transaction Documents to which it is a party and not to the Securities or the Offering Document as follows:

              (a) DUE ORGANIZATION AND QUALIFICATION. The Servicer, the Seller, the Originator and the Depositor are each a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Servicer, the Seller, the Originator and the Depositor is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

              (b) POWER AND AUTHORITY. Each of the Servicer, the Seller, the Originator and the Depositor has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

              (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Servicer, the Seller, the Originator and the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Servicer's, the Seller's, the Originator's or the Depositor's stockholders or members, which have not previously been obtained or given by the Servicer, the Seller, the Originator or the Depositor.

              (d) NONCONTRAVENTION. None of the execution and delivery of the Transaction Documents by the Servicer, the Seller, the Originator or the Depositor, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents:

                   (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation, bylaws or other organizational documents of the Servicer, the Seller, the Originator or the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Servicer, the Seller, the Originator or the Depositor or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Servicer, the Seller, the Originator or the Depositor;

                   (ii) constitutes a default by the Servicer, the Seller, the
              Originator or the Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Servicer, the Seller, the Originator or the Depositor is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Servicer, the Seller, the Originator or the Depositor, is or may be bound or affected; or

                   (iii) results in or requires the creation of any lien upon or in respect of any assets of the Servicer, the Seller, the Originator or the Depositor, except as contemplated by the Transaction Documents.

              (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Servicer, the Seller, the Originator, the Depositor or any of its or their subsidiaries, or any properties or rights of the Servicer, the Seller, the Originator, the Depositor or any of its or their subsidiaries, pending or, to the Servicer's, the Seller's, the Originator's or the Depositor's knowledge after reasonable inquiry, threatened, which in any case could reasonably be expected to result in a Material Adverse Change with respect to the Servicer, the Seller, the Originator or Depositor.

              (f) VALID AND BINDING OBLIGATIONS.

                   (i) The Transaction Documents (other than the Securities) to which the Originator and the Servicer are a party, when executed and delivered by the Originator and the Servicer will constitute the legal, valid and binding obligations of the Originator, the Servicer and the Trust Fund, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

                   (ii) The Securities, when executed, authenticated and issued in accordance with the PSA, and the Transaction Documents (other than the Securities) to which the Depositor and the Seller are a party, when executed and delivered by the Depositor and the Seller will constitute the legal, valid and binding obligations of the Depositor, the Seller and the Trust Fund, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

                   (iii) None of the Servicer, the Seller, the Originator or
              the Depositor will at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Servicer, the Seller, the Originator, the Depositor or the Trust Fund, as applicable.

              (g) FINANCIAL STATEMENTS. The Financial Statements of the Originator and the Servicer, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Originator and the Servicer as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of the Originator or the Servicer. Except as disclosed in the Financial Statements, the Originator and the Servicer are not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Originator or the Servicer.

              (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Servicer, the Seller, the Originator or the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Servicer, the Seller, the Originator or the Depositor. The Servicer, the Seller, the Originator and the Depositor are not in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Servicer, the Seller, the Originator or the Depositor is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Servicer, the Seller, the Originator or the Depositor, as the case may be, to perform its respective obligations under the Transaction Documents.

              (i) TAXES. The Servicer, the Seller, the Originator and the Depositor and the Servicer's, the Seller's, the Originator's and the Depositor's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Servicer, the Seller, the Originator or the Depositor.

              (j) ACCURACY OF INFORMATION.

                   (i) None of the Transaction Documents or the other
              information relating to the Mortgage Loans, the operations of the Seller and the Depositor or the financial condition of the Seller and the Depositor (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Depositor and the Seller contain any statement of a material fact by Depositor or the Seller which was untrue or misleading in any material adverse respect when made. The Depositor and the Seller have no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Depositor or the Seller. Since the furnishing of the Documents, there has been no change or any development or event involving a prospective change known to the Depositor or the Seller that would render any of the Documents untrue or misleading in any material respect.

                   (ii) None of the Transaction Documents (other than the
              Offering Document), the information relating to the Mortgage Loans, the information relating to the operations of the Originator or the Servicer (including servicing or origination of loans), the information relating to the financial condition of the Originator or the Servicer, (collectively, the "Documents") or the Originator Information, as amended, supplemented or superseded, furnished to the Insurer by the Originator contains any statement of a material fact by the Originator or the Servicer which was untrue or misleading in any material adverse respect when made. Neither the Originator nor the Servicer has any knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Originator or the Servicer. Since the furnishing of the Documents and the Originator Information, there has been no change or any development or event involving a prospective change known to the Originator or the Servicer that would render any of the Documents or the Originator Information untrue or misleading in any material respect, except as otherwise disclosed in writing to the Insurer.

              (k) COMPLIANCE WITH SECURITIES LAWS.

                   (i) The Seller and the Depositor represent and warrant that the offer and sale of the Securities comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Seller and the Depositor warrant that the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Originator Information or the information in the Offering Document set forth under the heading "The MBIA Insurance Policy" or the consolidated financial statements of the Insurer incorporated by reference in the Offering Document. Neither the offer nor the sale of the Securities has been or will be in violation of the Securities Act or any other federal or state securities laws. The Trust Fund is not required to be registered as an "investment company" under the Investment Company Act.

                   (ii) The Originator and Servicer represent and warrant that the Originator Information does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

              (l) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Servicer, the Seller, the Originator and the Depositor contained in the Transaction Documents is true and correct in all material respects, and the Servicer, the Seller, the Originator and the Depositor hereby make each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

              (m) SOLVENCY; FRAUDULENT CONVEYANCE. The Servicer, the Seller, the Originator and the Depositor are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, none of the Servicer, the Seller, the Originator or the Depositor will be left with an unreasonably small amount of capital with which to engage in its business, nor does the Servicer, the Seller, the Originator or the Depositor intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. None of the Servicer, the Seller, the Originator or the Depositor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Servicer, the Seller, the Originator or the Depositor or any of their assets. The amount of consideration being received by the Depositor upon the sale of the Securities to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Securities. The Originator is not transferring or has not transferred the Mortgage Loans to the Seller, the Seller is not transferring the Mortgage Loans to the Depositor, the Depositor is not transferring the Mortgage Loans to the Trust Fund and the Depositor is not selling the Securities to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Originator's, the Seller's or the Depositor's creditors.

              (n) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Servicer is located in Orange, California, the principal place of business of the Originator is located in Orange, California, the principal place of business of the Seller is New York, New York and the principal place of business of the Depositor is located in Charlotte, North Carolina.

              (o) OPINION FACTS AND ASSUMPTIONS. The Opinion Facts and Assumptions insofar as they relate to the Seller, the Originator and the Depositor are true and correct as of the Date of Issuance.

              (p) CAP AGREEMENT VALID OBLIGATION. The Seller represents and warrants that the Cap Agreement, when executed and delivered by the Cap Provider, will constitute the legal, valid and binding obligations of the Cap Provider, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

         2.02. AFFIRMATIVE COVENANTS OF THE SERVICER, THE SELLER, THE ORIGINATOR AND THE DEPOSITOR. The Servicer, the Seller, the Originator and the Depositor hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

              (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Servicer, the Seller, the Originator and the Depositor shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. None of the Servicer, the Seller, the Originator or the Depositor shall agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent.

              (b) CORPORATE EXISTENCE. Except as provided in Section 5.23 of the PSA, the Servicer, its successors and assigns, the Seller, its successor and assigns, the Originator, its successors and assigns, and the Depositor, its successors and assigns, shall maintain their corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of incorporation and duly qualified and duly authorized (as described in section 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

              (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Servicer, the Seller, the Originator and the Depositor shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Servicer and the Originator shall furnish or cause to be furnished to the Insurer:

                   (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the close of each fiscal year of the Servicer and the Originator, the audited consolidated balance sheets of the Servicer and the Originator and their subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by the audit opinion of the Servicer's and the Originator's independent accountants (which shall be nationally recognized independent public accounting firms) and by the certificate specified in
              Section 2.02(e) hereof.

                   (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after each of the first three fiscal quarters of each fiscal year of the Servicer and the Originator, the unaudited consolidated balance sheets of the Servicer and the Originator and their subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in a manner consistent with generally accepted accounting principles, excluding notes to the consolidated financial statements consistently applied and accompanied by the certificate specified in Section 2.02(e) hereof.

                   (iii) INITIAL AND CONTINUING REPORTS. On or before the
              Closing Date, the Servicer will provide the Insurer a copy of the magnetic tape to be delivered to the Trustee on the Closing Date, setting forth, as to each Mortgage Loan, the information required under the definition of "Mortgage Loan Schedule" at Section 1.01 of the PSA. Thereafter, the Servicer shall deliver to the Insurer not later than the close of business on the 20th day of each month (or, if such 20th day is not a Business Day, the immediately preceding Business Day) the reports required by
              Section 5.19 of the PSA.

                   (iv) COMPUTER DISKETTE. Upon request of the Insurer, the
              Servicer will deliver to the Insurer a computer diskette containing a summary of the information provided to the Insurer pursuant to clause (iii) of this Section 2.02(c) and also containing information similar to the information provided in the Mortgage Loan Schedule delivered to the Trustee pursuant to the PSA and described in Exhibit D of the PSA.

                   (v) CERTAIN INFORMATION. Upon the reasonable request of the
              Insurer, the Servicer and the Originator shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Servicer or the Originator files with, or delivers to, the Commission or any national securities exchange.

                   (vi) OTHER INFORMATION. Promptly upon receipt thereof,
              copies of all schedules, financial statements or other similar reports delivered to or by the Servicer, the Seller, the Originator or the Depositor pursuant to the terms of the PSA and, promptly upon request, such other data as the Insurer may reasonably request.

                  All financial statements specified in clause (i) of this
         Section 2.02(c) shall be furnished in consolidated form for the Servicer and all its subsidiaries in the event the Servicer shall consolidate its financial statements with its subsidiaries, and for the Originator and its subsidiaries in the event the Originator shall consolidate its financial statements with its subsidiaries unless the Originator's financial statements are consolidated with those of the Servicer.

                  The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Servicer, the Seller, the Originator or the Depositor pursuant to this Section 2.02(c) to the extent provided in Section 2.02(f) hereof.

              (d) COMPLIANCE CERTIFICATE. The Servicer and the Originator shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to Section 2.02(c)(i) and (ii) hereof, one or more certificates signed by an officer of the Servicer and an officer of the Originator authorized to execute such certificates on behalf of the Servicer and the Originator stating that:

                   (i) a review of the Servicer's performance under the
              Transaction Documents during such period has been made under such officer's supervision;

                   (ii) to the best of such individual's knowledge following
              reasonable inquiry, no Default or Event of Default has occurred or, if a Default or Event of Default has occurred, specifying the nature thereof and, if the Servicer has a right to cure pursuant to Section 7.01 of the PSA, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Servicer to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

                   (iii) the attached financial statements submitted in
              accordance with Section 2.02(c)(i) or (ii) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Servicer and the Originator as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

                   (iv) the Servicer has in full force and effect a blanket
              fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of
              Section 5.08 of the PSA.

              (e) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis or upon the occurrence of a Material Adverse Change or an Event of Default, the Servicer and the Originator shall, upon the reasonable request of the Insurer and upon receiving reasonable notification from the Insurer, permit the Insurer or its authorized agents:

                   (i) to inspect the books and records of the Servicer and of the Originator as they may relate to the Securities, the obligations of the Servicer or of the Originator under the Transaction Documents, and the Transaction;

                   (ii) to discuss the affairs, finances and accounts of the
              Servicer or of the Originator with the chief executive officer, the president and the chief financial officer of the Servicer or of the Originator, as the case may be; and

                   (iii) with the Servicer's or the Originator's consent, as
              applicable, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Servicer or the Originator with the Servicer's or the Originator's independent accountants, provided that the chief financial officer of the Servicer or the Originator shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Servicer or the Originator. The books and records of the Servicer shall be maintained at the address of the Servicer designated herein for receipt of notices, unless the Servicer shall otherwise advise the parties hereto in writing, and the books and records of the Originator shall be maintained at the address of the Originator designated herein for receipt of notices, unless the Originator shall otherwise advise the parties hereto in writing.

                  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

              (f) NOTICE OF MATERIAL EVENTS. The Servicer, the Seller, the Originator and the Depositor shall be obligated (which obligation shall be satisfied as to each if performed by the Servicer, the Seller, the Originator or the Depositor) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                   (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation or rule making or disciplinary proceeding by or against the Servicer, the Seller, the Originator or the Depositor that (A) would be required to be disclosed to the Commission or to the Servicer's, the Seller's the Originator's or the Depositor's shareholders or (B) could reasonably be expected to result in a Material Adverse Change with respect to the Servicer, the Seller, the Originator or the Depositor, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Servicer, the Seller, the Originator or the Depositor;

                   (ii) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Servicer, the Seller, the Originator, the Depositor, the Owners or the Insurer;

                   (iii) any change in the location of the Servicer's, the
              Seller's, the Originator's or the Depositor's principal office or any change in the location of the Servicer's, the Seller's, the Originator's or the Depositor's books and records;

                   (iv) the occurrence of any Default or Event of Default or of any Material Adverse Change;

                   (v) the commencement of any proceedings by or against the
              Servicer, the Seller, the Originator or the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Servicer, the Seller, the Originator or the Depositor or any of its or their assets; or

                   (vi) the receipt of notice that (A) the Servicer, the
              Seller, the Originator or the Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Servicer's, the Seller's, the Originator's or the Depositor's business is to be or may be suspended or revoked, or (C) the Servicer, the Seller, the Originator or the Depositor is to cease and desist any practice, procedure or policy employed by the Servicer, the Seller, the Originator or the Depositor in the conduct of its business, and such cessation is reasonably likely to result in a Material Adverse Change with respect to the Servicer, the Seller, the Originator or the Depositor.

              (g) FINANCING STATEMENTS AND FURTHER ASSURANCES. The Servicer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee in the Trust. The Servicer, the Seller, the Originator and the Depositor shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 10 days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, each of the Servicer, the Seller, the Originator and the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

              (h) MAINTENANCE OF LICENSES. The Servicer, the Seller, the Originator and the Depositor, respectively, or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

              (i) REDEMPTION OF SECURITIES. The Depositor shall instruct the Trustee, upon redemption or payment of all of the Securities pursuant to the PSA or otherwise, to furnish to the Insurer a notice of such redemption and, upon a redemption or payment of all of the Securities, to surrender the Policy to the Insurer for cancellation.

              (j) DISCLOSURE DOCUMENT. The Depositor and the Seller represent and warrant that each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

              (k) SERVICING OF MORTGAGE LOANS. The Servicer shall perform such actions with respect to the Mortgage Loans as are required by or provided in the PSA.

              (l) CLOSING DOCUMENTS. The Seller and the Depositor shall provide or cause to be provided to the Insurer a bound volume or volumes of the Transaction Documents and an executed original copy of each document executed in connection with the Transaction within 60 days after the date of closing. Upon the request of the Insurer, the Seller and the Depositor shall provide or cause to be provided to the Insurer a copy of each of the Transaction Documents on computer diskette, in a format acceptable to the Insurer.

              (m) YEAR 2000 PROGRAM. Servicer has taken, or will by October 31, 1999 have taken, all steps necessary and appropriate to prevent any problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to the Insurer such information and reports as the Insurer may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

              (n) CAP AGREEMENT ENFORCEABILITY OPINION. Promptly after the Closing Date, the Seller shall deliver to the Insurer an opinion of counsel in form and substance acceptable to the Insurer and its counsel, regarding the validity and enforceability of the Cap Agreement against the Cap Provider.

         2.03. NEGATIVE COVENANTS OF THE SERVICER, THE SELLER, THE ORIGINATOR AND THE DEPOSITOR. The Servicer, the Seller, the Originator and the Depositor hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing and, with respect to the Servicer and the Originator, only with respect to the Transaction Documents to which it is a party and not to the Securities or the Offering Document:

              (a) IMPAIRMENT OF RIGHTS. None of the Servicer, the Seller, the Originator or the Depositor shall take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (b) of the definition of Material Adverse Change with respect to the Servicer, the Seller, the Originator or the Depositor, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Servicer, the Seller, the Originator or the Depositor shall give the Insurer written notice of any such action or failure to act on the earlier of (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Servicer, the Seller, the Originator and the Depositor shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this Section
         (a).

              (b) ADVERSE SELECTION PROCEDURE. The Servicer, the Seller, the Originator and the Depositor shall not use any adverse selection procedure in selecting Mortgage Loans to be transferred to the Trustee from the outstanding mortgage loans that qualify under the PSA for inclusion in the Trust.

              (c) WAIVER, AMENDMENTS, ETC. None of the Servicer, the Seller, the Originator or the Depositor shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

              (d) MORTGAGE LOAN AGREEMENTS; CHARGE-OFF POLICY. Except as otherwise permitted in the PSA, the Servicer, the Seller, the Originator and the Depositor shall not alter or amend any Mortgage Loan, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

         2.04. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRUSTEE. The Trustee represents and warrants to, as of the Date of Issuance, and covenants with the other parties hereto as follows:

              (a) DUE ORGANIZATION AND QUALIFICATION. The Trustee is a New York banking corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

              (b) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Trustee have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Trustee's stockholders, which have not previously been obtained or given by the Trustee.

              (c) NONCONTRAVENTION. None of the execution and delivery of the Transaction Documents by the Trustee, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents:

                   (i) conflicts with or results in any breach or violation of any provision of the certificate or articles of incorporation or bylaws of the Trustee or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trustee or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trustee;

                   (ii) constitutes a default by the Trustee under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trustee is a party or by which any of its properties, which are individually or in the aggregate material to the Trustee, is or may be bound or affected; or

                   (iii) results in or requires the creation of any lien upon or in respect of any assets of the Trustee, except as contemplated by the Transaction Documents.

              (d) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Trustee or any of its subsidiaries, or any properties or rights of the Trustee or any of its subsidiaries, pending or, to the Trustee's knowledge after reasonable inquiry, threatened, which in any case could reasonably be expected to result in a Material Adverse Change with respect to the Trustee.

              (e) VALID AND BINDING OBLIGATIONS. The Transaction Documents (other than the Securities) to which it is a party, when executed and delivered by the Trustee, will constitute the legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Trustee will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Trustee.

              (f) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Trustee in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Trustee that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee. The Trustee is not in breach of or in default under any applicable law or administrative regulation of its jurisdiction of organization, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Trustee is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Trustee to perform its obligations under the Transaction Documents.

              (g) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Trustee contained in the Transaction Documents is true and correct in all material respects, and the Trustee hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

              (h) COMPLIANCE AND AMENDMENTS. The Trustee shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party and the Trustee shall not agree to any amendment to or modification of the terms of any of the Transaction Documents to which it is a party unless the Insurer shall otherwise give its prior written consent.

              (i) REDEMPTION OF SECURITIES. The Trustee shall, upon redemption or payment of all of the Securities pursuant to the PSA or otherwise, furnish to the Insurer a notice of such redemption and, upon a redemption or payment of all of the Securities, surrender the Policies to the Insurer for cancellation.

              (j) MAINTENANCE OF TRUST. On or before each June 1 beginning in 2000, so long as any of the Securities are outstanding, the Trustee shall furnish to the Insurer an officers' certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statement and continuation statements as is necessary to maintain the interest of the Trustee created by the PSA with respect to the Trust Fund and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officers' certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the Trust Fund until the date such next officers' certificate is due. The Trustee will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust.

              (k) EARLY TERMINATION OF THE CAP AGREEMENT. The Trustee shall not designate an Early Termination Date following any Event of Default (as defined in the Cap Agreement) or Termination Event (as defined in the Cap Agreement) without the prior written consent of the Insurer and shall designate an Early Termination Date at the Insurer's direction if the circumstances permit the Trustee to then make such designation.

              (l) ASSIGNMENT OF THE CAP AGREEMENT TO THE INSURER. The Trustee hereby assigns its right to receive payments under the Cap Agreement to the Insurer to the extent of any payment made by the Insurer under the Policy (including, but not limited to, the right to receive payment from the Cap Provider and the enforcement of any remedies).

              (m) ASSIGNING THE CAP AGREEMENT. The Trustee shall not consent to any assignment of the Cap Agreement by the Cap Provider, without the prior written consent of the Insurer.

              (n) CONSENTS AND WAIVERS OF THE CAP AGREEMENT. The Trustee shall not consent to any amendments or waivers of any of the provisions of the Cap Agreement without the prior written consent of the Insurer.

              (o) NOTICE REGARDING THE CAP AGREEMENT. The Trustee shall immediately deliver to the Insurer a copy of each notice or other communication to or from the Cap Provider with respect to the Cap Agreement.

              (p) REPLACEMENT OF CAP PROVIDER. If an Early Termination Date has been designated by the Cap Provider, or by the Trustee as provided in subsection (k) of this Section, the Trustee shall enter into a Replacement Cap Agreement with an effective date no later than such Early Termination Date with a Successor Cap Provider acceptable to the Insurer on the same terms as the prior Cap Agreement MUTATIS MUTANDIS, or with such additional or modified terms approved in writing by the Insurer. Unless the Insurer otherwise directs or consents in writing, the Trustee shall apply the proceeds of any payment received from the Cap Provider as a result of an Early Termination Date to the purchase of such Replacement Cap Agreement. Any amounts paid by a Successor Cap Provider under such Replacement Cap Agreement shall be deposited into the Cap Agreement Subaccount and shall be distributed under the PSA in the same manner as described therein for distribution of payments under the Cap Agreement.

              (q) COMPLIANCE WITH THE CAP AGREEMENT. The Trustee shall comply with all of the terms and conditions of the Cap Agreement.

                                  ARTICLE III

                            THE POLICY; REIMBURSEMENT

         3.01. ISSUANCE OF THE POLICY. The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

              (a) PAYMENT OF INITIAL PREMIUM AND EXPENSES. The Insurer shall have been paid, by the Depositor, that portion of a nonrefundable Premium payable on the Date of Issuance, and the Underwriter shall agree to reimburse or pay directly other fees and expenses identified in Section 3.02 hereof as payable.

              (b) TRANSACTION DOCUMENTS. The Insurer shall have received a fully executed copy of the Commitment and a copy of each of the Transaction Documents, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

              (c) CERTIFIED DOCUMENTS AND RESOLUTIONS. The Insurer shall have received a copy of (i) the certificate or articles of incorporation, and bylaws of the Servicer, the Originator, the Seller and the Depositor, (ii) the resolutions of the Originator's, the Seller's and the Depositor's Board of Directors authorizing the sale of the Mortgage Loans and (iii) the execution, delivery and performance by the Servicer, the Seller, the Originator and the Depositor of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Servicer, the Seller, the Originator and the Depositor (which certificate shall state that such certificate or articles of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

              (d) INCUMBENCY CERTIFICATE. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Servicer, the Seller, the Originator and the Depositor certifying the names and signatures of the officers of the Servicer, the Seller, the Originator and the Depositor authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

              (e) REPRESENTATIONS AND WARRANTIES; CERTIFICATE. The representations and warranties of the Servicer, the Seller, the Originator and the Depositor set forth or incorporated by reference in this Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance, and the Insurer shall have received a certificate of appropriate officers of the Servicer, the Seller, the Originator and the Depositor to that effect.

              (f) OPINIONS OF COUNSEL.

                   (i) The law firm of Thacher Proffitt & Wood and the in-house counsel of the Originator (as applicable) shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Servicer and the Originator and the validity and enforceability of the Transaction Documents against such parties.

                   (ii) The law firm of Brown & Wood LLP and the in-house
              counsel of the Seller (as applicable) shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Seller and the Depositor and the validity and enforceability of the Transaction Documents against the Seller and the Depositor.

                   (iii) The law firm of Brown & Wood LLP shall have furnished its opinions, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the Mortgage Loans, the assignment of the Cap Agreement and the tax treatment of payments on the Securities under federal and state tax laws.

                   (iv) The law firm of Thacher Proffitt & Wood shall have
              issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the Mortgage Loans from the Originator to the Seller.

                   (v) The Insurer shall have received such other opinions of counsel, in form and substance acceptable to the Insurer and its counsel, addressing such other matters as the Insurer may reasonably request. Each opinion of counsel delivered in connection with the Transaction shall be addressed to and delivered to the Insurer.

              (g) APPROVALS, ETC. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders of the Servicer, the Seller, the Originator and the Depositor, required in connection with the Transaction.

              (h) NO LITIGATION, ETC. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Transaction Documents or the consummation of the Transaction.

              (i) LEGALITY. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

              (j) ISSUANCE OF RATINGS. The Insurer shall have received confirmation that the risk secured by the Policy constitutes at least an investment grade risk by S&P and Moody's and that the Securities, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

              (k) NO DEFAULT. No Default or Event of Default shall have occurred.

              (l) ADDITIONAL ITEMS. The Insurer shall have received such other documents, instruments, approvals or opinions requested by the Insurer or its counsel as may be reasonably necessary to effect the Transaction, including, but not limited to, evidence satisfactory to the Insurer and its counsel that the conditions precedent, if any, in the Transaction Documents have been satisfied.

              (m) CONFORM TO DOCUMENTS. The Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Securities conform to the terms of the Transaction Documents.

              (n) COMPLIANCE WITH COMMITMENT. All other terms, conditions and requirements of the Commitment shall have been satisfied.

              (o) SATISFACTION OF CONDITIONS OF THE UNDERWRITING AGREEMENT. All conditions in the Underwriting Agreement relating to the Underwriter's obligation to purchase the Securities shall have been satisfied.

              (p) UNDERWRITING AGREEMENT. The Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriters pursuant to the Underwriting Agreement.

          3.02.  PAYMENT OF FEES AND PREMIUM.

              (a) LEGAL AND ACCOUNTING FEES. The Depositor shall pay or cause to be paid, on the Date of Issuance, legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policy and any fees of the Insurer's auditors in accordance with the terms of the Commitment. Any fees of the Insurer's auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Date of Issuance shall be paid by the Depositor on demand.

              (b) PREMIUM. In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive the Premium as and when due in accordance with the terms of the Commitment (i) in the case of Premium due on or before the Date of Issuance, directly from the Depositor and (ii) in the case of Premium due after the Date of Issuance, pursuant to the PSA. For purposes of the PSA, the term "Premium Percentage" shall have the meaning set forth in paragraph 1(a) of the Commitment. The Premium shall be calculated according to paragraph 1(a) of the Commitment for the amount due on or before the Date of Issuance and paragraph 1(b) of the Commitment for the amount due on each Distribution Date. The Premium paid hereunder or under the PSA shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity. The Seller, the Depositor and the Trustee shall make all payments of Premium to be made by them by wire transfer to an account designated from time to time by the Insurer by written notice to the Depositor and the Trustee.

          3.03.  REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION.

              (a) In accordance with the priorities established in Section 6.05 of the PSA, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

              (b) Notwithstanding anything in Section 3.03(a) to the contrary, the Servicer, the Seller and the Originator agree to reimburse the Insurer as follows: (i) from the Originator, for payments made under the Policy arising as a result, and to the extent of, the Originator's failure to repurchase any Mortgage Loan required to be repurchased pursuant to Section 7 of the Purchase Agreement or Section 3.03 of the PSA, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, (ii) from the Seller, for payments made under the Policy arising as a result the Seller's failure to repurchase any Mortgage Loan required to be repurchased pursuant to Section 7 of the Purchase Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (iii) from the Servicer, for payments made under the Policy, arising as a result of, and to the extent of (A) the Servicer's failure to deposit into the Collection Account or Certificate Account any amount required to be so deposited pursuant to the PSA or (B) the Servicer's failure to repurchase any Mortgage Loan required to be repurchased under Section 3.03 of the PSA, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

              (c) The Seller and the Depositor agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed, (iv) the transfer of servicing, (v) the recording of assignments of mortgage or
         (vi) preparation of unbound volumes of the Transaction Documents; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents.

              (d) The Originator and the Servicer agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents relating to the acts or omissions of the Originator or the Servicer, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents to which the Originator or the Servicer is a party, in its capacity as such a party, (ii) any amendment, waiver or other action with respect to, or related to, any act or omission of the Originator or the Servicer or at the request of the Originator or the Servicer, whether or not executed or completed or (iii) the recording of assignments of mortgage. The Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent requested by the Originator or the Servicer in respect of any of the Transaction Documents.

              (e) The Servicer, the Seller, the Originator and the Depositor, as applicable, agree to pay to the Insurer as follows: interest on any and all amounts described in subsections (b), (c), (d) and (f) of this
         Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in
         Section 3.02 hereof from the date due until payment thereof in full, in each case payable to the Insurer at the Late Payment Rate per annum.

              (f) Following termination of the PSA resulting from the Servicer's exercise of its option to repurchase the Mortgage Loans pursuant to Section 8.01 thereof, the Servicer agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination.

         All such amounts are to be immediately due and payable without demand.

         3.04. INDEMNIFICATION; LIMITATION OF LIABILITY.

              (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Originator and the Servicer and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                   (i) any untrue statement or alleged untrue statement of a
              material fact contained in the Originator Information, in any amendment or supplement thereto approved in writing by the Originator or the Servicer, in any preliminary offering document or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                   (ii) the misfeasance or malfeasance of, or negligence or
              theft committed by, any director, officer, employee or agent of the Originator or the Servicer;

                   (iii) the violation by the Originator or the Servicer of any federal or state laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

                   (iv) the breach by the Originator or the Servicer of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

                   (v) the breach by the Originator or the Servicer of any
              representation or warranty on the part of the Originator or the Servicer contained in the Transaction Documents (other than the representations and warranties contained in Section 6 of the Purchase Agreement) or in any certificate or report furnished or delivered to the Insurer thereunder.

                  This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

              (b) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Depositor and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                   (i) any untrue statement or alleged untrue statement of a
              material fact contained in the Offering Document or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon the Originator Information or information set forth in the Offering Document under the caption "The MBIA Insurance Policy", or in the financial statements of the Insurer, including any information in any amendment or supplement to the Offering Document furnished by the Insurer in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Insurer Information");

                   (ii) to the extent not covered by clause (i) above, any act or omission of the Depositor, or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Securities other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document as specified in clause (i) above;

                   (iii) the misfeasance or malfeasance of, or negligence or
              theft committed by, any director, officer, employee or agent of the Depositor;

                   (iv) the violation by the Depositor of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Securities or the transactions contemplated by the Transaction Documents;

                   (v) the violation by the Depositor of any federal or state laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

                   (vi) the breach by the Depositor of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

                   (vii) the breach by the Depositor of any representation or warranty on the part of the Depositor contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

                  This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

              (c) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Seller and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                   (i) any untrue statement or alleged untrue statement of a
              material fact contained in the Offering Document or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon the Originator Information or the information set forth in the Offering Document under the caption "The MBIA Insurance Policy", or in the financial statements of the Insurer, including any information in any amendment or supplement to the Offering Document furnished by the Insurer in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Insurer Information");

                   (ii) to the extent not covered by clause (i) above, any act or omission of the Seller, or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Securities other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document as specified in clause (i) above;

                   (iii) the misfeasance or malfeasance of, or negligence or
              theft committed by, any director, officer, employee or agent of the Seller;

                   (iv) the violation by the Seller of any federal or state
              securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Securities or the transactions contemplated by the Transaction Documents;

                   (v) the violation by the Seller of any federal or state
              laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

                   (vi) the breach by the Seller of any of its obligations
              under this Insurance Agreement or any of the other Transaction Documents; and

                   (vii) the breach by the Seller of any representation or
              warranty on the part of the Seller contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

              This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

              (d) The Originator and the Seller, jointly and severally, agree to indemnify the Trust Fund and the Insurer for any and all Liabilities incurred by the Trust Fund and the Insurer due to any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Mortgage Loan subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433 and under any Mortgage Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss. 1602(aa).

                  This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

              (e) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Servicer, the Seller, the Originator or the Depositor under this Section 3.04, notify the Servicer, the Seller, the Originator or the Depositor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Servicer, the Seller, the Originator or the Depositor of the commencement thereof, the Servicer, the Seller, the Originator or the Depositor shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Servicer, the Seller, the Originator or the Depositor to such indemnified party of its election so to assume the defense thereof, the Servicer, the Seller, the Originator or the Depositor shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Servicer, the Seller, the Originator or the Depositor in accordance with the terms of this subsection (c), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Servicer, the Seller, the Originator or the Depositor. The Servicer, the Seller, the Originator or the Depositor shall not be liable for any settlement of any action or claim effected without its consent.

              (f) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Trustee agrees to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, including each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities and Exchange Act of 1934, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever of any nature arising out of the breach by the Trustee of any of its obligations under this Insurance Agreement or under the PSA. This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

         3.05. PAYMENT PROCEDURE. In the event of any payment by the Insurer, the Trustee, the Servicer, the Seller, the Originator and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in Section
6.02 hereof on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

                                  ARTICLE IV

                               FURTHER AGREEMENTS

         4.01. EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Servicer, the Seller, the Trustee, the Originator or the Depositor or from any other source under the Transaction Documents and all amounts payable under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Insurance Agreement.

         4.02. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

              (a) Excepting at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Servicer, the Seller, the Trustee, the Originator or the Depositor shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

              (b) To the extent permitted by law, the Servicer, the Seller, the Trustee, the Originator and the Depositor agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may reasonably request and as may be required in the Insurer's reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

         4.03. OBLIGATIONS ABSOLUTE.

              (a) The obligations of the Servicer, the Seller, the Trustee, the Originator and the Depositor hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

                   (i) any lack of validity or enforceability of, or any
              amendment or other modifications of, or waiver with respect to any of the Transaction Documents, the Securities or the Policy;

                   (ii) any exchange or release of any other obligations
              hereunder;

                   (iii) the existence of any claim, setoff, defense,
              reduction, abatement or other right that the Servicer, the Seller, the Trustee, the Originator or the Depositor may have at any time against the Insurer or any other Person;

                   (iv) any document presented in connection with the Policy
              proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                   (v) any payment by the Insurer under the Policy against
              presentation of a certificate or other document that does not strictly comply with terms of the Policy;

                   (vi) any failure of the Servicer, the Seller, the Trustee, the Originator or the Depositor to receive the proceeds from the sale of the Securities; or

                   (vii) any breach by the Servicer, the Seller, the Trustee, the Originator or the Depositor of any representation, warranty or covenant contained in any of the Transaction Documents.

              (b) The Servicer, the Seller, the Trustee, the Originator, the Depositor and any and all others who are now or may become liable for all or part of the obligations of the Servicer, the Seller, the Trustee, the Originator or the Depositor under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or any right of setoff or recoupment arising out of any breach under any of the Transaction Documents by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Servicer, the Seller, the Trustee, the Originator or the Depositor; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

              (c) Nothing herein shall be construed as prohibiting the Servicer, the Seller, the Trustee, the Originator or the Depositor from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

         4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

              (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Servicer, the Seller, the Trustee, the Originator or the Depositor may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer. Any assignment made in violation of this Insurance Agreement shall be null and void.

              (b) The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policy.

              (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

              (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against the Servicer, the Seller, the Trustee, the Originator or the Depositor, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee nor any Owner shall have any right to payment from any Premiums paid or payable hereunder or under the PSA or from any other amounts paid by the Servicer, the Seller, the Trustee, the Originator or the Depositor pursuant to Section 3.02, 3.03 or 3.04 hereof.

              (e) The Servicer, the Seller, the Originator, the Depositor and the Trustee agree that the Insurer shall have all rights of a third-party beneficiary in respect of the PSA and each other Transaction Document to which it is not a signing party and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of the Insurer.

         4.05. LIABILITY OF THE INSURER. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

         4.06. [RESERVED.]

         4.07. TRUSTEE, DEPOSITOR, SELLER, ORIGINATOR AND SERVICER TO JOIN IN ENFORCEMENT ACTION. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Mortgage Loan, the Trustee, the Depositor, the Seller, the Originator and the Servicer agree to join in any action initiated by the Trust Fund or the Insurer for the protection of such right or exercise of such remedy.

         4.08. SUBROGATION. To the extent of any payments under the Policy, the Insurer shall be fully subrogated to any remedies against the Depositor, the Seller, the Originator or the Servicer or in respect of the Mortgage Loans available to the Trustee under the PSA. The Trustee acknowledges such subrogation and, further, agrees to execute such instruments prepared by the Insurer and to take such reasonable actions as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the PSA.

                                   ARTICLE V

                               DEFAULTS; REMEDIES

         5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default hereunder:

              (a) any representation, warranty or statement of the Originator, the Seller, the Servicer or the Depositor made in this Insurance Agreement or in any other Transaction Document or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust Fund or the interest of the Insurer and such representation, warranty or statement shall not have been eliminated or otherwise cured within 45 days of the earlier of (i) the date on which the Originator, the Servicer, the Seller or the Depositor gives notice of such failure to the Trustee or the Insurer and (ii) the date on which written notice thereof shall have been given to the Originator, the Servicer, the Seller or the Depositor by the Trustee or the Insurer.

              (b)(i) the Servicer, the Seller, the Trustee, the Originator or the Depositor shall fail to pay when due any amount payable by the Servicer, the Seller, the Trustee, the Originator or the Depositor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that any Transaction Document is not valid and binding on the Servicer, the Seller, the Trustee, the Originator or the Depositor;

              (b) the occurrence and continuance of an "Event of Default" under the PSA (as defined therein)

              (c) any failure on the part of the Servicer, the Seller, the Trustee, the Originator or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer, the Seller, the Trustee, the Originator or the Depositor contained in this Insurance Agreement or in any other Transaction Document which continues unremedied for a period of 45 days with respect to this Insurance Agreement, or, with respect to any other Transaction Document, beyond any cure period provided for therein, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the Seller, the Originator or the Depositor, as applicable, by the Insurer (with a copy to the Trustee) or by the Trustee (with a copy to the Insurer);

              (d) decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, the Seller, the Originator or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

              (e) the Servicer, the Seller, the Originator or the Depositor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, the Seller, the Originator or the Depositor or of or relating to all or substantially all of the property of either;

              (f) the Servicer, the Seller, the Originator or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

              (g) the failure of the Seller, the Originator or the Depositor to comply with, or maintain the accuracy of, the Opinion Facts and Assumptions.

         5.02. REMEDIES; NO REMEDY EXCLUSIVE.

              (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

                   (i) exercise any rights and remedies under the Transaction
              Documents in accordance with the terms of the Transaction Documents or direct the Trustee to exercise such remedies in accordance with the terms of the Transaction Documents;

                   (ii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Servicer, the Seller, the Trustee, the Originator or the Depositor under the Transaction Documents; provided, however, that except as provided in Section 3.04(d) hereof, the only remedies available for a breach by the Originator of a representation or warranty contained in Section 6 of the Purchase Agreement is either the substitution of the affected Mortgage Loan for another Qualified Substitute Mortgage Loan or the removal of the affected Mortgage Loan from the Trust Fund in accordance with Section 3.03 of the PSA and Section 7 of the Purchase Agreement.

              (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice other than such notice as may be required in this Article V.

         5.03. WAIVERS.

              (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

              (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Servicer, the Seller, the Trustee, the Originator and the Depositor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                  ARTICLE VI

                                  MISCELLANEOUS

         6.01. AMENDMENTS, ETC. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. The Servicer agrees to promptly provide a copy of any amendment to this Insurance Agreement to the Trustee, S&P and Moody's. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

         6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

              (a) To the Insurer:

                    MBIA Insurance Corporation
                    113 King Street
                    Armonk, NY  10504
                    Attention:  Insured Portfolio Management-Structured Finance
                                (IPM-SF) (ACE Securities Corp., Home Equity Loan Trust 1999-LB1)
                    Telecopy No.:       (914) 765-3810
                    Confirmation:       (914) 765-4545

                    (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

              (b) To the Servicer and the Originator:

                    Long Beach Mortgage Company
                    Suite 1600
                    1100 Town and Country Road
                    Orange, CA  92868
                    Attention:   James Sullivan
                    Telecopy No.:       (714) 564-9766
                    Confirmation:       (714) 541-5378

              (c) To the Trustee:

                    The Bank of New York
                    Mortgage-Backed Securities Group
                    Floor 12E
                    101 Barclay Street
                    New York, NY  10286
                    Attention:   Frank Austin
                    Telecopy No.:       (212) 815-5309
                    Confirmation:       (212) 815-2297

              (d) To the Depositor:

                    ACE Securities Corp.
                    6525 Morrison Blvd.
                    Charlotte, North Carolina  28211
                    Attention:   Elizabeth Eldridge
                    Telecopy No.:       (704) 365-1362
                    Confirmation:       (704) 365-0569

         A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

         6.03. SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

         6.04. GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

         6.05. CONSENT TO JURISDICTION.

              (a) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the transactions contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

              (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

              (c) Except as provided in Section 4.06 herein, nothing contained in this Insurance Agreement shall limit or affect the Insurer's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any party hereto or its or their property in the courts of any jurisdiction.

         6.06. CONSENT OF THE INSURER. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person.

         6.07. COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         6.08. HEADINGS. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

         6.09. TRIAL BY JURY WAIVED. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (a) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and
(b) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

         6.10. LIMITED LIABILITY. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

         6.11. ENTIRE AGREEMENT. The Transaction Documents and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

        [Remainder of page intentionally blank; signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

                                     MBIA INSURANCE CORPORATION


                                     By _______________________________________
                                          Assistant Secretary



                                     LONG BEACH MORTGAGE COMPANY, as Servicer and as Originator


                                     By _______________________________________
                                     Title ____________________________________

                                     By _______________________________________
                                     Title ____________________________________



                                     ACE SECURITIES CORP., as Depositor


                                     By _______________________________________
                                     Title ____________________________________




                                     THE BANK OF NEW YORK, as Trustee


                                     By _______________________________________
                                     Title ____________________________________




                                     GERMAN AMERICAN CAPITAL
                                     CORPORATION, as Seller

                                     By _______________________________________
                                     Title ____________________________________



                                                                  Exhibit 99.1



Deutsche Bank
Aktiengesellschaft

Date:          June 22, 1999

To:            The Bank of New York as Trustee for Ace Securities Corp.
               Home Equity Loan Trust 1999-LB1

Attention:     Frank Austin
Fax #:         212-815 5309

To:            German American Capital Corporation
Attention:     Ms. Kerry Schmidt

Fax #:         212-469 6881

Our Reference: Global No. 358998[343010]-mc
Re:            Interest Rate Cap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement (the "Partial Assignment Agreement") is to set forth the terms and conditions of the assignment and novation by German American Capital Corporation ("Transferor") of certain rights and obligations under and in respect of USD 180,000,000.00 (the "Assigned Portion")of the Transaction with an Original Trade Date as set forth below between Transferor and Deutsche Bank AG ("Remaining Party" or "DBAG") to The Bank of New York as Trustee for Ace Securities Corp. Home Equity
Loan Trust 1999-LB1 ("Transferee" or "Counterparty") on the Partial Assignment Trade Date specified below (the "Original Transaction"). This letter agreement constitutes a "Confirmation" between Remaining Party and Transferee as referred to in the Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For purposes of this Confirmation, all references in the Definitions or the Agreement to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein.

1. This Confirmation evidences a complete and binding agreement between DBAG and Counterparty as to the terms of the Transaction to which this Confirmation relates (the "Transaction"). The terms of the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") with such modifications as you and we will in good faith agree are hereby incorporated herein by reference. This Confirmation, entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement on the Trade Date of this Transaction between us in such form, with the Schedule thereto (i) specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, provided, that such choice of law shall be superseded by any choice of law provision specified in the Agreement upon its execution, and (b) the Termination Currency is U.S. Dollars, and (ii) incorporating the addition to the definition of "Indemnifiable Tax" contained in (page 48 of) the ISDA "User's Guide to the 1992 ISDA Master Agreements" with the modifications contained herein. In the event of any inconsistency between the terms of this Confirmation, and the terms of the Agreement, this Confirmation will prevail for the purpose of this Transaction.

2. The Terms of the particular Transaction to which this Partial Assignment Agreement relates are as follows:

         Notional Amount:                      USD 180,000,000.00

         Original Trade Date:                  May 17, 1999

         Partial Assignment Trade Date:        June 21, 1999

         Original Effective Date:              June 15, 1999

         Partial Assignment Effective Date:    June 29, 1999

         Termination Date:                     May 24, 2001, subject to
                                               adjustment in accordance with
                                               the Modified Following Business
                                               Day Convention

Fixed Amounts:

         Fixed Amount Payer:                   Counterparty

         Fixed Amount:                         Not Applicable

Floating Amounts:

         Floating Rate Payer:                  DBAG

         Cap Rate:                             6.50%

         Floating Rate Payer
         Period End Dates:                     The 25th day of each month of
                                               each year, commencing July 25th,
                                               1999, through and including the
                                               Termination Date, subject to
                                               adjustment in accordance with
                                               the Modified Following Business
                                               Day Convention.

         Floating Rate Payer
         Payment Dates:                        Early Payment - One Business Day
                                               prior to each Floating Rate
                                               Payer Period End Date.

         Floating Rate Option:                 USD-LIBOR-BBA

         Designated Maturity:                  One month

         Spread:                               None

         Floating Rate Day
         Count Fraction:                       Actual/360

         Floating Rate for initial
         Calculation Period.                   To be determined

         Reset Dates:                          The first Business Day in each
                                               Calculation Period.

         Compounding:                          Inapplicable

Business Days:                                 London and New York

3.   Account Details:

         Account Details for DBAG:

               Deutsche Bank AG New York Branch (Direct)
               CHIPS UID 053335 ABA #: 026003780

         Account Details for Counterparty:

               Bankers Trust Company
               ABA # 021001033
               LA Asset Backed Account
               Acct # 01419663
               Ref: ACE 1991-LB1(DB9901) reserve fund

4.    Offices:

          The Office for DBAG for this Transaction is New York.

5.    Calculation Agent:                       DBAG

6.    Assignment Provisions.

      In consideration of the premises and mutual covenants herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows as of the Partial Assignment Trade Date set forth above:

(a) Transferor, assigns, delegates and novates to Transferee its rights with respect to the Assigned Portion and obligations (to the extent described in Section 7 of this Confirmation) in, to and under the Original Transaction. Transferor releases and discharges Remaining Party from the obligations of Remaining Party to Transferor arising and to be performed under the Original Transaction with respect to the Assigned Portion after the Partial Assignment Effective Date.

(b) Transferee accepts such assignment and delegation and assumes and agrees to perform each obligation arising and to be performed under this Transaction with respect to the Assigned Portion as of and from the Partial Assignment Effective Date, with the same force and effect as if Transferee had been a party to the Original Transaction originally with respect to the Assigned Portion, but subject only to the terms and conditions in this Confirmation.

(c) Remaining Party consents to the assignment and delegation by Transferor and the assumption by Transferee set forth herein. Remaining Party releases and discharges the obligations of Transferor arising under the Original Transaction with respect to the Assigned Portion after the Partial Assignment Effective Date.

(d) Transferee and Remaining Party undertake obligations toward each other and acquire rights against each other under this Transaction pursuant to the terms and conditions set forth in this Confirmation, with respect to the Assigned Portion.

7.    Miscellaneous.

      This Partial Assignment Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and notwithstanding anything herein to the contrary (including, but not limited to, Section 6 of this Confirmation), the Transferee agrees to perform only the obligations specifically set forth in this Confirmation. In addition, Transferor and Remaining Party agree that the remaining Notional Amount with respect to the unassigned portion of the Original Transaction between Transferor and Remaining Party shall be USD 220,000,000.00 with effect from the Partial Assignment Effective Date.

8.    Governing Law.

      Unless otherwise specified in the Agreement, this Partial Assignment Agreement shall be governed by and construed in accordance with the laws chosen to govern the Agreement between Transferee and Remaining Party. For the avoidance of doubt, the governing law with respect to the existing unassigned portion of the Transaction between Transferor and Remaining Party shall be the law chosen to govern the Agreement between Transferor and Remaining Party.

9.    Third-Party Beneficiary.

      DBAG and Counterparty hereby each acknowledge and agree that MBIA "Insurance Corporation" shall be an express third-party beneficiary (and not merely an incidental third-party beneficiary) of this Agreement and as such, entitled to enforce the Agreement as if it were a party hereto.

10.   No Suspension of Payments.

      Notwithstanding Section 2 (a)(iii) of this Agreement, DBAG shall not suspend any payments due under Section 2 (a)(iii) as a result of a Potential Event of Default unless DBAG is also able to designate an Early Termination Date under this Transaction.

11.   No Netting.

      Notwithstanding Section 2(c) of the ISDA Form, in no event shall any party hereto be entitled to net its payment obligations in respect of this Transaction against the payment obligations of the other party in respect of any other transaction, it being the intention of the parties that their payment obligations under this Transaction be treated separate and apart from any other transaction.

12.   Termination Events:

      DBAG shall not be entitled to designate an Early Termination Date hereunder following any Event of Default or Termination Event, unless an Event of Default has occurred under Section 5(a)(1) with the Counterparty as the Defaulting Party.

13.   Representations.

      (a) Each party represents that it is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and that the assignment or assumption, as the case may be, of this Transaction is a valid and binding obligation enforceable against such party and all necessary authorizations related to such assignment or assumption have been obtained.

      (b) Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

      (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

      (iii) Status of Parties. The other party is not acting as a fiduciary for, an adviser to it in respect of this Transaction.

14.   Execution in Counterparts.

      This document may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

15. Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

      Attention: Maria Costagliola - Swap Documentation
      Telephone: (212) 469-4338
      Fax: (212) 469-4654

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

Deutsche Bank AG

By: /s/ Katherine Andrews
    ---------------------------
    Name: Katherine Andrews
    Title: Authorized Signatory

By: /s/ Angeles M. Montalvo
    ---------------------------
    Name: Angeles M. Montalvo
    Title: Authorized Signatory

Confirmed as of the date first written above:

The Bank of New York as Trustee for Ace Securities Corp.
Home Equity Loan Trust 1999-LB1

By: /s/ Anna Felt
    ---------------------------
Name: Anna Felt
Title: Assistant Treasurer

German American Capital Corporation

By: /s/ Christopher L. Skardon
    ---------------------------
Name: Christopher L. Skardon
Title: Vice President

By: /s/ Richard Uhlig
    ---------------------------